PROSPECTUS

January 1, 2016

as revised April 14, 2016

Currency Strategy and Fixed Income Funds

WisdomTree Trust

WisdomTree Currency Strategy Funds

Bloomberg U.S. Dollar Bullish Fund (USDU)

Brazilian Real Strategy Fund (BZF)

Chinese Yuan Strategy Fund (CYB)

Commodity Currency Strategy Fund (CCX)

Emerging Currency Strategy Fund (CEW)

Indian Rupee Strategy Fund (ICN)

WisdomTree Fixed Income Funds
Asia Local Debt Fund (ALD)

Australia & New Zealand Debt Fund (AUNZ)

Barclays U.S. Aggregate Bond Enhanced Yield Fund (AGGY)

Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

Bloomberg Floating Rate Treasury Fund (USFR)

BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

Emerging Markets Corporate Bond Fund (EMCB)

Emerging Markets Local Debt Fund (ELD)

Japan Interest Rate Strategy Fund (JGBB)

Strategic Corporate Bond Fund (CRDT)

Western Asset Unconstrained Bond Fund (UBND)

Principal U.S. Listing Exchange: NYSE Arca, Inc. (except AGND, AGZD, HYND, HYZD, EMCB, JGBB, CRDT and UBND are listed on NASDAQ).

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WisdomTree Trust

INVESTMENT PRODUCTS: ■ ARE NOT FDIC INSURED ■ MAY LOSE VALUE ■ ARE NOT BANK GUARANTEED

WisdomTree Trust Prospectus	1

WisdomTree Bloomberg U.S. Dollar Bullish Fund

Investment Objective

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the “Fund”) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover rate for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to provide total returns, before fees and expenses, that exceed the performance of the Index. The Index is structured to potentially benefit as the U.S. dollar appreciates relative to a basket of global currencies. The Index tracks a long position in the U.S. dollar measured against a basket of developed and emerging market currencies which (i) have the highest liquidity in the currency markets and (ii) represent countries that make the largest contribution to trade flows with the United States. The Index also incorporates differences in money market rates between the U.S. and the countries (or regions) represented by the foreign currencies.

The Fund will seek exposure to both the U.S. dollar and global currencies held by the Index through investing, under normal circumstances, at least 80% of its assets in money market securities and other liquid securities, such as short-term investment grade government and corporate debt securities, combined with currency forward contracts in the individual component currencies of the Index (a currency forward contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract). If a sufficiently liquid futures contract on the Index or related index is later developed, the Fund may invest in such futures contract as a substitute for or in combination with forward contracts on the individual currencies. The Fund also may enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

2	WisdomTree Trust Prospectus

The Fund’s positioning for a stronger U.S. dollar through a mixture of securities and financial instruments is intended to provide a return reflective of the change in the value of the U.S. dollar relative to the basket of global currencies while incorporating differences in money market rates between the U.S. and the countries (or regions) represented by the foreign currencies. The Fund expects its holdings to represent approximately ten (10) currencies at any given time, with the euro expected to represent the largest exposure in the global basket of currencies, but at no time is the Fund’s exposure expected to exceed twenty (20) currencies (Index maximum). The Fund, similar to the Index, is not designed to benefit if the value of the basket of global currencies appreciates relative to the U.S. dollar.

The Fund generally will maintain a weighted average portfolio maturity with respect to short-term investment grade government and corporate debt securities of two (2) years or less and money market securities of 180 days or less on average (not to exceed 18 months) and will not purchase any money market securities with a remaining maturity of more than 397 calendar days. The “average portfolio maturity” of the Fund will be the average of all current maturities of the individual securities in the Fund’s portfolio. The Fund’s actual portfolio duration may be longer or shorter depending on market conditions.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. Further, although the Fund invests primarily in money market securities, the Fund is NOT a money market fund and does NOT seek to maintain a stable net asset value per share (“NAV”). The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of fixed-income securities, currencies and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

WisdomTree Trust Prospectus	3

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Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

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Emerging Markets Risk. The Fund may have exposure to emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

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Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in investments that provide exposure to such securities and instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries.

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Geographic Investment Risk. To the extent that the Fund invests a significant portion of its assets in securities exposed to the currency of a single country or region or the debt securities of companies or agencies of a single country or region, the Fund is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in securities exposed to the currencies of Europe and Japan.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

4	WisdomTree Trust Prospectus

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Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Bloomberg Dollar Total Return Index, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was 6.55%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	6.24%	3Q/2014
Lowest Return	(1.57)%	2Q/2014

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Bloomberg U.S. Dollar Bullish Fund	1 Year	Since Inception (12-18-2013)
Return Before Taxes Based on NAV	9.41%	8.88%
Return After Taxes on Distributions	8.88%	8.37%
Return After Taxes on Distributions and Sale of Fund Shares	5.54%	6.65%
Bloomberg Dollar Total Return Index (reflects no deduction for fees, expenses or taxes)	10.31%	9.80%

WisdomTree Trust Prospectus	5

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

6	WisdomTree Trust Prospectus

WisdomTree Brazilian Real Strategy Fund

Investment Objective

The WisdomTree Brazilian Real Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in Brazil available to foreign investors and changes in value of the Brazilian real relative to the U.S. dollar.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover rate for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Brazilian currency and money market rates. Because the market for money market securities in Brazil generally is less liquid and accessible to foreign investors than corresponding markets in more developed economies, the Fund intends to achieve exposure to Brazilian currency markets by investing primarily in short-term U.S. money market securities and forward currency contracts and swaps. The combination of U.S. money market securities with forward currency contracts and currency swaps is designed to provide exposure equivalent to money market securities denominated in Brazilian real. The Fund also may enter into repurchase agreements.

The Fund generally will maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in its portfolio. The Fund will not purchase any security with a remaining maturity of more than 397 calendar days. All U.S. money market securities acquired by the Fund will be rated in the upper two short-term ratings by at least two nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality. The Fund does not seek to preserve capital in U.S. dollars.

The decision to secure exposure directly or indirectly will be a function of, among other things, market accessibility, credit exposure, and tax ramifications for foreign investors. If the Fund pursues direct investment, eligible investments include short-term securities issued by the Brazilian government and its agencies or instrumentalities, bank debt obligations and time deposits, bankers’ acceptances, commercial paper, short-term corporate debt obligations, mortgage-backed securities and asset-backed securities.

WisdomTree Trust Prospectus	7

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments whose combined performance is tied economically to Brazil. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market, at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in Brazilian real, or in securities that provide exposure to Brazilian real, currency exchange rates or interest rates denominated in Brazilian real. Changes in currency exchange rates and the relative value of the Brazilian real will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives

8	WisdomTree Trust Prospectus

can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, such as Brazil, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, cause the Fund’s returns to differ from those available to domestic investors, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

■	Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries, such as Brazil.

■	Geographic Concentration in Brazil. Because the Fund concentrates in investments providing exposure to Brazil, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Brazil and to be more volatile than the performance of more geographically diversified funds. The Brazilian economy is sensitive to fluctuations in commodity prices and commodity markets. Additionally, the Brazilian economy generally has experienced and may continue to experience high inflation rates. While the Brazilian economy has experienced growth in recent years, there is no guarantee that this growth will continue. The Brazilian government currently imposes significant taxes on the transfer of currency. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the Brazil and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

WisdomTree Trust Prospectus	9

■	Offshore Investor Risk. The opportunity for offshore investors, such as the Fund, to access Brazilian markets can be limited due to a variety of factors including currency convertibility issues. These limitations and restrictions may adversely affect the availability, liquidity and pricing of securities in which the Fund seeks to invest. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in Brazil.

■	Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

■	Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the JP Morgan Emerging Local Markets Index Plus Brazil, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (27.65)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	20.20%	2Q/2009
Lowest Return	(14.50)%	3Q/2011

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Brazilian Real Strategy Fund	1 Year	5 Years	Since Inception (5-14-2008)
Return Before Taxes Based on NAV	(2.30)%	(1.39)%	0.47%
Return After Taxes on Distributions	(2.30)%	(2.93)%	(0.89)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.30)%	(0.79)%	0.53%
JP Morgan Emerging Local Markets Index Plus Brazil (reflects no deduction for fees, expenses or taxes)	(1.93)%	(0.68)%	1.55%

10	WisdomTree Trust Prospectus

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. in Singapore serve as sub-advisers to the Fund.

Portfolio Managers

S. Kenneth Leech, Chief Investment Officer, has been a portfolio manager of the Fund since June 2014.

Christopher Orndorff, CFA, a portfolio manager, has been a portfolio manager of the Fund since June 2014.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 200,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of money market securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	11

WisdomTree Chinese Yuan Strategy Fund

Investment Objective

The WisdomTree Chinese Yuan Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover rate for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Chinese currency and money market rates. Because the market for money market securities in China generally is less liquid and accessible to foreign investors than corresponding markets in more developed economies, the Fund intends to achieve exposure to currency markets in China using a variety of investments and investment techniques. For example, the Fund will invest in short-term U.S. money market securities and forward currency contracts and currency swaps that settle in U.S. dollars. The combination of U.S. money market securities and forward currency contracts and swaps is designed to provide exposure equivalent to money market securities denominated in Chinese yuan. The Fund also will invest in money market securities and other instruments, including forward currency contracts and swaps, denominated in Chinese yuan that trade and settle in Hong Kong and other markets outside of mainland China. The market for these yuan-denominated instruments is sometimes referred to as the “CNH market.” Eligible yuan-denominated investments include time deposits of commercial banks, short-term corporate debt, short-term debt issued by the government of China (including its agencies and instrumentalities), as well as short-term debt issued by supranational organizations (such as the International Bank for Reconstruction and Development). The Fund also may enter into repurchase agreements.

The Fund generally will maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in its portfolio. Forward currency contracts and swaps generally will be kept to an average term of six months or less.

12	WisdomTree Trust Prospectus

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments whose combined performance is economically tied to China. If subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly within a wide range in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market, at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	CNH Market Risk. While the CNH market is expected to continue to grow, it is relatively new and may not be as liquid and may be more volatile than more established markets.

■

Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in Chinese yuan, or in securities that provide exposure to Chinese yuan, currency exchange rates or interest rates denominated in Chinese yuan. Changes in currency exchange rates and the relative value of the Chinese yuan will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

WisdomTree Trust Prospectus	13

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Derivatives Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

■

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

■

Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries, such as China.

■

Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the China and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■

Geographic Concentration in China. Because the Fund concentrates in investments providing exposure to China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government places strict regulation on the yuan and manages the yuan so that it has historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. It is expected that such action would increase the value of the yuan relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the yuan will move in relation to the U.S. dollar as expected. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

■

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■

Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

14	WisdomTree Trust Prospectus

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Offshore Investor Risk. In addition to the general risks associated with investing in non-U.S. currencies and non-U.S. currency markets, there are special risks associated with investing in Chinese yuan or securities designed to provide exposure to Chinese yuan. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions may not be transparent or predictable. As a result, the value of the yuan, and the value of securities designed to provide exposure to the yuan, can change quickly and arbitrarily. Furthermore, it is difficult for offshore investors to directly access money market securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.

■

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

■

Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the JP Morgan Emerging Local Markets Index Plus China, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (0.52)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	1.75%	4Q/2011
Lowest Return	(1.92)%	1Q/2014

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

WisdomTree Trust Prospectus	15

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Chinese Yuan Strategy Fund	1 Year	5 Years	Since Inception (5-14-2008)
Return Before Taxes Based on NAV	(0.83)%	1.59%	1.69%
Return After Taxes on Distributions	(0.92)%	1.14%	1.25%
Return After Taxes on Distributions and Sale of Fund Shares	(0.40)%	1.14%	1.21%
JP Morgan Emerging Local Markets Index Plus China (reflects no deduction for fees, expenses or taxes)	(1.19)%	2.04%	2.49%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 200,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of money market securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

16	WisdomTree Trust Prospectus

WisdomTree Commodity Currency Strategy Fund

Investment Objective

The WisdomTree Commodity Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of money market rates in selected commodity-producing countries and changes in value of such countries’ currencies relative to the U.S. dollar.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover rate for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

Principal Investment Strategies of the Fund

The Fund is designed to provide exposure to both the currencies and money market rates available to foreign investors in selected commodity-producing countries. The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and supports the value of its currency. Conversely, declines in the demand for, or value of, such commodities historically have contributed to declines in the relative value of these countries’ currencies.

The Fund intends to invest in and/or provide exposure to commodity-producing countries, such as Australia, Brazil, Canada, Chile, Colombia, Indonesia, Malaysia, New Zealand, Nigeria, Norway, Peru, Russia and South Africa. This list may change based on market developments. In addition to seeking broad exposure across countries and currencies, the Fund intends to seek exposure across currencies correlated to each of the key commodity groups: industrial metals, precious metals, energy, agriculture and livestock. The Fund generally will invest only in currencies that “float” relative to other currencies. The value of a floating currency is largely determined by supply and demand and prevailing market rates. In contrast, the value of a “fixed” currency generally is set by a government or central bank at an official exchange rate. The Fund generally does not intend to invest in the currencies of notable commodity producers, such as Saudi Arabia and the United Arab Emirates, since they are fixed or otherwise closely linked to the U.S. dollar. The Fund will only invest in currencies that it deems to be sufficiently liquid and accessible.

WisdomTree Trust Prospectus	17

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve exposure to money market rates of selected commodity-producing countries by investing primarily in short-term U.S. money market securities, forward currency contracts, currency swaps and interest rate swaps. The combination of money market securities with forward currency contracts and interest rate and currency swaps is designed to provide exposure equivalent to money market securities denominated in a non-U.S. currency. The Fund also may enter into repurchase agreements.

The Fund generally expects to maintain an average portfolio maturity of 90 days or less. The “average portfolio maturity” of the Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer portfolio maturities generally are subject to greater interest rate risk. All money market securities acquired by the Fund will be rated in the upper two short-term ratings by at least two nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments whose combined performance is tied economically to selected commodity-producing countries. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Commodity Country Risk. The Fund invests a significant portion of its assets in investments designed to provide exposure to both the currencies and money market rates available to foreign investors in selected commodity-producing countries. Commodity-producing countries are vulnerable to the volatility in the demand for commodities. Declines in demand for commodities produced by a particular country may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

18	WisdomTree Trust Prospectus

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■

Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Derivatives Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

■

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

■

Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries.

■

Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the commodity-producing countries and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■

Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement,

WisdomTree Trust Prospectus	19

custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries.

■

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Barclays Commodity Producers Currency Index (CPCI-6), a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (12.98)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	5.36%	1Q/2012
Lowest Return	(10.26)%	3Q/2011

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Commodity Currency Strategy Fund	1 Year	Since Inception (9-24-2010)
Return Before Taxes Based on NAV	(12.24)%	(2.98)%
Return After Taxes on Distributions	(12.24)%	(4.10)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.93)%	(2.12)%
Barclays Commodity Producers Currency Index (reflects no deduction for fees, expenses or taxes)	(14.17)%	(4.54)%

20	WisdomTree Trust Prospectus

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of money market securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	21

WisdomTree Emerging Currency Strategy Fund

Investment Objective

The WisdomTree Emerging Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover rate for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to the currencies and money market rates of selected emerging market countries.

The Fund seeks to provide exposure to currencies and money market rates from emerging and developing economies in three regions of the world: (i) Asia, (ii) Latin America and (iii) Europe, the Middle East and Africa. Within these regions, the Fund intends to invest in a subset of the following markets: Brazil, Chile, China, Colombia, Czech Republic, Hungary, India, Indonesia, Malaysia, Mexico, Nigeria, Peru, the Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. This list may change based on market developments. The Fund attempts to achieve exposure to the most liquid currencies within each of the three broad regions, while at the same time maintaining geographic and economic diversity across these regions. The specific set of currencies is selected on the annual assessment date each year (typically in August). The selected currencies are equally weighted in terms of U.S. dollar value. The Fund is rebalanced quarterly in order to maintain this equal weighting. In order to maintain geographic diversity, the Fund’s exposure to each of the three broad geographic regions is limited to 55% of its total asset value on the annual assessment date and at each quarterly rebalancing. More frequent rebalancing may occur in response to significant market events. A significant event might include, for example, market conditions that significantly disrupt liquidity or result in the reclassification of a currency (from emerging to developed, for example). Currencies that generally would be considered liquid may be ineligible for investment or dropped from the Fund as a result of government action or other market events if the Fund’s adviser believes doing so would be in the best interest of the Fund.

22	WisdomTree Trust Prospectus

Because the market for money market securities in the selected emerging markets generally is less liquid and accessible to foreign investors than corresponding markets in more developed countries, the Fund intends to achieve exposure to these markets by investing primarily in short-term U.S. money market securities and forward currency contracts and swaps of the constituent currencies. The combination of U.S. money market securities with forward currency contracts and currency swaps is designed to provide exposure equivalent to money market securities denominated in currencies of the selected markets in which the Fund invests. In aggregate, the Fund’s investments should create exposure that is economically similar to a basket of money market securities denominated in each of the selected currencies. The Fund also may enter into repurchase agreements.

The Fund generally will maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in its portfolio. The Fund will not purchase any security with a remaining maturity of more than 397 calendar days. All U.S. money market securities acquired by the Fund will be rated in the upper two short-term ratings by at least two nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality. The Fund does not seek to preserve capital in U.S. dollars.

The decision to secure exposure directly or indirectly will be a function of, among other things, market accessibility, credit exposure, and tax ramifications for foreign investors. If the Fund pursues direct investment, eligible investments include short-term securities issued by emerging market governments and their agencies or instrumentalities, bank debt obligations and time deposits, bankers’ acceptances, commercial paper, short-term corporate debt obligations, mortgage-backed securities, and asset-backed securities.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments whose combined performance is tied economically to selected emerging market countries. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency,

WisdomTree Trust Prospectus	23

negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■

Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Derivatives Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

■

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

■

Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries.

■

Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on emerging and developing countries and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

24	WisdomTree Trust Prospectus

■

Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the JP Morgan Emerging Local Markets Index Plus, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (9.92)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	7.76%	3Q/2010
Lowest Return	(10.50)%	3Q/2011

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Emerging Currency Strategy Fund	1 Year	5 Years	Since Inception (5-6-2009)
Return Before Taxes Based on NAV	(6.80)%	(1.43)%	0.50%
Return After Taxes on Distributions	(6.80)%	(1.89)%	0.04%
Return After Taxes on Distributions and Sale of Fund Shares	(3.85)%	(1.11)%	0.36%
JP Morgan Emerging Local Markets Index Plus (reflects no deduction for fees, expenses or taxes)	(7.03)%	(0.39)%	1.35%

WisdomTree Trust Prospectus	25

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of money market securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

26	WisdomTree Trust Prospectus

WisdomTree Indian Rupee Strategy Fund

Investment Objective

The WisdomTree Indian Rupee Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in India available to foreign investors and changes in value of the Indian rupee relative to the U.S. dollar.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover rate for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing in short-term securities designed to provide exposure to Indian currency and money market rates. Because the market for money market securities in India generally is less liquid and accessible to foreign investors than corresponding markets in other countries, the Fund intends to achieve exposure to currency markets in India by investing primarily in short-term U.S. money market securities and forward currency contracts and swaps. The combination of U.S. money market securities with forward currency contracts and currency swaps is designed to provide exposure equivalent to money market securities denominated in Indian rupees. The Fund also may enter into repurchase agreements.

The Fund generally will maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in its portfolio. The Fund will not purchase any security with a remaining maturity of more than 397 calendar days. All U.S. money market securities acquired by the Fund will be rated in the upper two short-term ratings by at least two nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality. The Fund does not seek to preserve capital in U.S. dollars.

The decision to secure exposure directly or indirectly will be a function of, among other things, market accessibility, credit exposure, and tax ramifications for foreign investors. If the Fund pursues direct investment, eligible investments include short-term securities issued by the government of India and its agencies or instrumentalities, bank debt obligations and time deposits, bankers’ acceptances, commercial paper, short-term corporate debt obligations, mortgage-backed securities and asset-backed securities.

WisdomTree Trust Prospectus	27

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments whose combined performance is tied economically to India. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■

Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in Indian rupees, or in securities that provide exposure to Indian rupees, currency exchange rates or interest rates denominated in Indian rupees. Changes in currency exchange rates and the relative value of the Indian rupee will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Derivatives Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives

28	WisdomTree Trust Prospectus

can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

■

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

■

Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries, such as India.

■

Geographic Concentration in India. Because the Fund concentrates in investments providing exposure to India, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within India and to be more volatile than the performance of more geographically diversified funds. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade rupee directly. While the Indian economy generally has experienced growth in recent years, there is no guarantee that this growth will continue. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

■

Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the India and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■

Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■

Offshore Investor Risk. In addition to the general risks associated with investing in non-U.S. currencies and non-U.S. currency markets, there are special risks associated with investing in Indian rupee or securities designed to provide exposure to Indian rupee. While the government of India is moving toward a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade rupee directly. Foreign investors in India

WisdomTree Trust Prospectus	29

still face burdensome taxes on investments in income-producing securities. These limitations and restrictions may impact the availability, liquidity and pricing of securities designed to provide offshore investors with exposure to Indian markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in India.

■

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the JP Morgan Emerging Local Markets Index Plus India, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was 0.34%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	9.01%	3Q/2012
Lowest Return	(8.17)%	3Q/2011

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Indian Rupee Strategy Fund	1 Year	5 Years	Since Inception (5-14-2008)
Return Before Taxes Based on NAV	4.05%	(0.48)%	(0.02)%
Return After Taxes on Distributions	4.05%	(1.55)%	(0.87)%
Return After Taxes on Distributions and Sale of Fund Shares	2.29%	(0.71)%	(0.29)%
JP Morgan Emerging Local Markets Index Plus India (reflects no deduction for fees, expenses or taxes)	4.58%	0.24%	1.03%

30	WisdomTree Trust Prospectus

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as - NYSE Arca- and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of money market securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	31

WisdomTree Asia Local Debt Fund

Investment Objective

The WisdomTree Asia Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective through investment in bonds and other debt instruments (“Local Debt”) denominated in the currencies of a broad range of Asian countries. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Local Debt. For these purposes, Local Debt includes fixed income securities, such as bonds, notes or other debt obligations, denominated in local currencies of countries in Asia, as well as certain derivatives and other instruments described herein. The Fund is an actively managed exchange traded fund (“ETF”).

The Fund intends to focus its investments on Local Debt issued by governments (national, state, and local), government agencies and instrumentalities, and government sponsored enterprises. The Fund also may invest in Local Debt issued by supranational organizations such as the European Investment Bank, Asian Development Bank, International Bank for Reconstruction and Development or International Finance Corporation, and development agencies supported by other national governments. The Fund may invest in corporate bonds economically tied to Asian countries. The Fund also may invest in inflation-linked fixed income securities denominated in Asian currencies.

The Fund intends to provide exposure to developing/emerging market economies in Asia. Specifically, the Fund intends to invest in Local Debt primarily from China, Hong Kong, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan, Thailand, and Vietnam. The Fund is permitted to invest in developed market economies, such as Australia and New Zealand. This list may change based on market developments. The Fund uses a structured investment approach that analyzes multiple factors. Countries are grouped into differentiated tiers based on an analysis of these factors.

32	WisdomTree Trust Prospectus

Subject to the Fund’s general investment requirement to provide broad country exposure within the region, the Fund generally invests a higher percentage of its assets in countries that have larger and more liquid debt markets and that the Fund’s adviser believes are pursuing sustainable fiscal and monetary policies in light of economic and market conditions. The country exposures are monitored and may be modified, reduced or eliminated. The Fund’s exposure to any single country generally will be limited to 20% of the Fund’s assets. The percentage of Fund assets invested in a specific region, country or issuer will change from time to time.

The universe of Local Debt currently includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds”). The Fund intends to provide a broad-based exposure to Local Debt and therefore will invest in both investment grade and non-investment grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to maintain an aggregate portfolio duration of between two and eight years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending on market conditions. The Fund may also invest in short-term money market securities denominated in the currencies of countries in which the Fund invests.

The Fund may invest up to 30% of its net assets in derivatives such as forward currency contracts and swaps. The Fund’s use of forward contracts and swaps will be underpinned by investments in cash or other liquid assets (typically short-term, high-quality U.S. money market securities) and is designed to provide exposure similar to investments in local currency debt. The Fund does not use derivatives to enhance leverage. The Fund also may enter into repurchase agreements designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. The Fund will enter into repurchase agreements. The Fund may invest in interest rate and other futures contracts listed for trading on exchanges in Asia. Assets not invested in Local Debt generally will be invested in U.S. government securities and investment grade money market instruments. The Fund may invest up to 20% of its assets in debt instruments denominated in U.S. dollars issued by Asian governments and government sponsored enterprises.

The decision to secure exposure through direct investment in bonds or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares of the Fund will approximate the Fund’s NAV when purchased may be bought and sold in the secondary market, at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact

WisdomTree Trust Prospectus	33

the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■

Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■

Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Derivatives Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

■

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

■

Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries.

■

Geographic Concentration in Asia Risk. The Fund’s investments will have significant exposure to Asia. As a result, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that region. A variety of factors, including currency devaluations, may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■

Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the Asia and world economies and markets generally, each of which may negatively impact the Fund’s investments.

34	WisdomTree Trust Prospectus

■

High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

■

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■

Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

■

Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the HSBC Asian Local Bond Index, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (8.37)%.

WisdomTree Trust Prospectus	35

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	3.28%	3Q/2012
Lowest Return	(5.83)%	2Q/2013

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Asia Local Debt Fund	1 Year	Since Inception (3-17-2011)
Return Before Taxes Based on NAV	0.63%	0.50%
Return After Taxes on Distributions	0.33%	(0.10)%
Return After Taxes on Distributions and Sale of Fund Shares	0.53%	0.22%
HSBC Asian Local Bond Index (reflects no deduction for fees, expenses or taxes)	4.36%	2.94%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

36	WisdomTree Trust Prospectus

WisdomTree Australia & New Zealand Debt Fund

Investment Objective

The WisdomTree Australia & New Zealand Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective through investment in bonds and other debt instruments (“Debt Securities”) denominated in Australian or New Zealand dollars. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Debt Securities. For these purposes, Debt Securities include fixed income securities, such as bonds, notes or other debt obligations, denominated in Australian or New Zealand dollars, as well as certain derivatives and other instruments described herein. The Fund is an actively managed exchange traded fund (“ETF”).

The Fund intends to focus its investments on Debt Securities denominated in Australian and New Zealand dollars issued by governments (national, state and local), government agencies and instrumentalities, government-sponsored enterprises and supranational organizations. For these purposes, “supranational organizations” include entities such as the European Investment Bank, International Bank for Reconstruction and Development, International Finance Corporation, and other regional development banks. The Fund also may invest in Debt Securities of corporate issuers, although this is not expected to be a focus of the Fund.

The Fund is designed to provide broad exposure to Debt Securities of issuers in Australia and New Zealand. The Fund uses a structured investment approach to allocate its investments between countries (Australia and New Zealand) and sectors (government debt, semi-government debt, supranational organizations). “Government debt” refers to Debt Securities issued by the Commonwealth of Australia or New Zealand and its various agencies, instrumentalities and government-sponsored enterprises. “Semi-government debt” refers to Debt Securities issued by the local, state and territory governments of Australia typically to finance local infrastructure and operations. As noted, “supranational organizations” include entities such as the

WisdomTree Trust Prospectus	37

International Bank for Reconstruction and Development and other regional development banks. The Fund’s exposure to Australia and New Zealand is based on the relative gross domestic product, or “GDP,” of each country. Since Australia’s economy is much larger than New Zealand’s, the Fund’s exposure to Australia generally will be higher than its exposure to New Zealand. The Fund invests in three “sectors”: government debt, semi-government debt and debt of supranational organizations. For purposes of this sector analysis, corporate issuers are included within the category of supranational organizations. The Fund’s exposure to each sector is assessed relative to an equal-weighted baseline (e.g., 1/3 each). Sector exposures may be tilted within a narrow range around this baseline in order to take advantage of potential opportunities to enhance risk-adjusted return. The Fund’s exposures to each country, sector and individual issuer are monitored. The percentage of the Fund’s assets invested in a specific country, sector or issuer may change, depending on market conditions, as agreed upon by the investment adviser and investment sub-adviser.

The universe of Debt Securities in which the Fund may invest includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds”). Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to limit interest rate risk by maintaining an aggregate portfolio duration of between two and eight years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions. The Fund may also invest in short-term money market securities denominated in local currencies.

The Fund may invest up to 20% of its net assets in derivatives such as forward currency contracts and swaps. The Fund’s use of forward contracts and swaps will be underpinned by investments in cash or other liquid assets (typically, short-term, high-quality U.S. money market securities) and is designed to provide exposure similar to investments in locally denominated debt. The Fund also may enter into repurchase agreements. Assets not invested in locally denominated debt generally will be invested in U.S. government securities and investment grade money market instruments. The Fund may invest up to 20% of its assets in debt instruments denominated in U.S. dollars issued by the Australian or New Zealand government, government agencies, corporations, regional development banks and supranational issuers.

The decision to secure exposure through direct investment in bonds or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior written notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

38	WisdomTree Trust Prospectus

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in Australian and New Zealand dollars, or in securities that provide exposure to Australian and New Zealand dollars, currency exchange rates or interest rates denominated in Australian and New Zealand dollars. Changes in currency exchange rates and the relative value of Australian and New Zealand dollars will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Risk. The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

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Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such securities and instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Geographic Concentration in Australia and New Zealand. Because the Fund concentrates its investments in Australia and New Zealand, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within these countries and to be more volatile than the performance of more geographically diversified funds. The economies of Australia and New Zealand are both heavily dependent on the demand for commodity exports, including agricultural products. As a result, both economies are particularly vulnerable to international commodity prices and global economic slowdowns. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the Australia and New Zealand and world economies and markets generally, each of which may negatively impact the Fund’s investments.

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High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

WisdomTree Trust Prospectus	39

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Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Citigroup Australian Broad Investment-Grade (AusBIG) Bond Index (USD), a relevant broad-based securities index, and the Spliced Australia & New Zealand Debt Composite. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s name and objective changed effective October 25, 2011. Fund performance prior to October 25, 2011 reflects the investment objective and style of the Fund when it was the WisdomTree Dreyfus New Zealand Dollar Fund and focused on short-term, New Zealand dollar-denominated money market instruments.

The Fund’s year-to-date total return as of September 30, 2015 was (11.92)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	14.19%	2Q/2009
Lowest Return	(11.62)%	2Q/2013

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

40	WisdomTree Trust Prospectus

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Australia & New Zealand Debt Fund	1 Year	5 Years	Since Inception (6-25-2008)
Return Before Taxes Based on NAV	(0.72)%	1.94%	1.80%
Return After Taxes on Distributions	(1.23)%	0.54%	0.39%
Return After Taxes on Distributions and Sale of Fund Shares	(0.40)%	1.34%	1.29%
Citigroup Australian Broad Investment-Grade (AusBIG) Bond Index (USD) (reflects no deduction for fees, expenses or taxes)	1.24%	5.69%	5.60%
Spliced Australia & New Zealand Debt Composite* (reflects no deduction for fees, expenses or taxes)	1.61%	3.35%	3.05%
*	Reflects performance of the BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index through October 24, 2011 and, thereafter, an 80% / 20% weighted exposure to the local currency bond markets of Australia and New Zealand, respectively. Performance for Australia is proxied by the total returns of the Citigroup Australian Broad Investment-Grade Bond Index. Performance for the New Zealand bond market is proxied by the JP Morgan New Zealand Government Bond Index. Country exposures are rebalanced back to target weighting quarterly.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	41

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund

Investment Objective

The WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Barclays U.S. Aggregate Enhanced Yield Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.20%
Fee Waivers**	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers**	0.12%
*	Other Expenses are based on estimated amounts for the current fiscal year.
**	WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to limit the Management Fee to 0.12% through December 31, 2016, unless earlier terminated by the Board of Trustees of WisdomTree Trust (the “Trust”) for any reason at any time.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$12	$56

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio (including TBA Transactions, as defined below) and 6% of the average value of its portfolio (excluding TBA Transactions).

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to broadly capture the U.S. investment grade, fixed income securities market while seeking to enhance yield within desired risk parameters and constraints. Rather than re-weight individual securities, the Index uses a rules-based approach to re-weight subgroups of the Barclays US Aggregate Index with the aim of earning a higher yield while broadly retaining the risk characteristics of the Barclays US Aggregate Index. The 20 subgroups identified in the Barclays US Aggregate Index reflect the different risk dimensions of investment grade securities such as sector (asset class) exposure (i.e., treasuries, agency, credit, and securitized), interest rate risk (i.e., duration) and credit risk (i.e., spread). Yield can typically be increased by shifting exposure along any of a number of these risk dimensions and re-weighting the subcomponents of the

42	WisdomTree Trust Prospectus

Index. At the security level, the Index draws from the universe defined by the Barclays US Aggregate Index, which consists of investment grade debt securities denominated in U.S. dollars. To be eligible for inclusion in the Index, debt securities must have at least $250 million in par amount outstanding with the exception of asset-backed securities and commercial mortgage-backed securities which must have an original deal size of $500 million, a minimum tranche size of $25 million, and at least $300 million of the original transaction still outstanding. The Index consists of U.S. Treasuries and U.S. Government-related bonds (e.g., obligations of the U.S. Government or its agencies or instrumentalities), corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly offered for sale in the United States. Index components are U.S. dollar-denominated debt securities with fixed rate coupons that have at least one year to final maturity.

The Index segments the eligible universe of U.S. investment grade fixed income securities into subgroups defined by sector, quality and maturity characteristics. There are 20 defined subgroups, with six subgroups covering the treasury and agency sectors, nine covering the credit markets, and the remaining five covering securitized securities. The Index employs a proprietary weighting methodology that seeks to enhance yield by allocating more weight to subgroups with higher yields while maintaining defined risk constraints designed to mitigate volatility and turnover drift from the eligible U.S. investment grade fixed income universe. Subgroups with higher yields are identified based on a subgroup’s yield to worst measurements, rather than its yield to maturity. Yield to worst refers to the lowest potential yield that can be received on a bond without issuer default. The Index uses yield to worst measurements to determine the yield of each subgroup, except the three mortgage-backed securities subgroups, which use yield to worst calculations of Treasury bonds whose maturities match the average life of its mortgage securities plus their option-adjusted spreads. However, to retain the broad risk characteristics of the Barclays US Aggregate Index, the Index also employs constraints that include caps on tracking error volatility, duration, sector and subgroup weights, and turnover. The Index’s constraints are capped relative to the constraints of the Barclays US Aggregate Index. For example, the total weight of the subgroups in each of the four sectors of the Index – treasuries, agency, credit, and securitized – cannot deviate from their weights in the Barclays US Aggregate Index by more than 20%, 10%, 20% and 20%, respectively. The weights are determined at the sub-group level (negative weights for a sub-group are not permitted) and passed down to the individual security level, where each security’s weight is equal to the subgroup weight multiplied by its market capitalization weight within the subgroup. The Index is rebalanced on a monthly basis.

The duration range of the Index is expected to be within one year of the duration of the Barclays US Aggregate Index. Historically, such universe has had a duration range between approximately three and seven years. Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. For example, the value of a fund with a portfolio duration of seven years would be expected to drop by 7% for every 1% increase in interest rates.

A significant portion of the bonds represented in the Index are U.S. agency mortgage-backed pass-through securities. U.S. agency mortgage-backed pass-through securities are securities issued by entities such as Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) that are backed by pool of mortgages. Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments.

The Fund may invest up to 20% of its assets in other fixed income securities and/or such other investments, including other exchange-traded funds (“ETFs”) that invest in fixed income securities with characteristics similar to the Index constituents, that the Adviser and/or Sub-Adviser believe will help the Fund track the performance of the Index. Other fixed income securities will consist primarily of investment grade securities with similar risk characteristics as the Index components, but up to 5% of the Fund’s total assets may be held in non-investment grade securities with credit ratings deemed to be of no less than BB.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to

WisdomTree Trust Prospectus	43

meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of fixed income securities fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The sale of non-U.S. denominated securities can generate realized foreign exchange losses which could impact the income distributions paid by the Fund. Additionally, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used exclusively.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

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Investment in ETFs Risk. Because the Fund may invest a portion of the Fund’s assets in other ETFs, the Fund’s investment performance and risks may be directly related to the investment performance and risks of such ETFs. Fund shareholders indirectly bear a proportionate share of the fees and expenses of the other ETFs in addition to the Fund’s expenses.

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Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

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Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Mortgage- and Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible loss.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result,

44	WisdomTree Trust Prospectus

changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Fund Performance

The Fund commenced operations on July 9, 2015, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	45

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund

Investment Objective

The WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares, the Fund’s portfolio turnover rate was 424% of the average value of its portfolio (including TBA Transactions, as defined below) and 163% of the average value of its portfolio (excluding TBA Transactions).

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to provide long exposure to the Barclays U.S. Aggregate Bond Index while seeking to manage interest rate risk through the use of short positions in U.S. Treasury securities (“U.S. Treasuries”). The Index is comprised of a long portfolio and short portfolio. The “long portfolio” of the Index intends to replicate the Barclays U.S. Aggregate Bond Index, which broadly captures the U.S. investment grade, fixed income securities market and is comprised of U.S. Treasuries and U.S. Government-related bonds (e.g., obligations of the U.S. Government or its agencies or instrumentalities), corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The “short portfolio” of the Index holds short positions in U.S. Treasuries that seek to correspond to a duration exposure exceeding the duration of the long portfolio, with a targeted total duration exposure of approximately negative five years (e.g., if the average duration of bonds in the long portfolio is approximately five years, the short portfolio will seek an average duration of approximately ten years among its short holdings of U.S. Treasuries,

46	WisdomTree Trust Prospectus

with an aggregate targeted duration of Index holdings of approximately negative five years). Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates.

The Index methodology weights the short exposure to U.S. Treasuries of differing maturities in a manner that is intended to achieve the desired duration target for the Index, while seeking to mitigate the risk to shifts in the Treasury yield curve between the long and short maturity securities of the Index. The short exposure in the Index and the Fund, respectively, is expected to have greater sensitivity to interest rates than the long exposure of the Index and the Fund, respectively, in targeting the desired overall interest rate sensitivity, which has a target duration of negative five years. The short exposure of the Index and Fund are also expected to be more heavily weighted toward longer maturity U.S. Treasuries (or futures providing exposure to U.S. Treasuries in the case of the Fund) than the long exposure. The long portfolio and short portfolio of the Index are rebalanced on a monthly basis to where the dollar amount of the long portfolio’s bond positions is approximately equivalent to the dollar amount of the short exposure achieved within the short portfolio.

The Index is designed to have greater returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are rising significantly. Conversely, the Index is designed to have lower returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are falling significantly.

A significant portion of the bonds represented in the long portion of the Index are U.S. agency mortgage-backed pass-through securities. U.S. agency mortgage-backed pass-through securities are securities issued by entities such as Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, paramount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments.

In seeking to track the short portfolio of the Index, the Fund will invest in short positions in futures contracts on U.S. Treasuries. The Fund may also short U.S. Treasuries.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

WisdomTree Trust Prospectus	47

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Derivatives Risk. The Fund will invest in derivatives, including as a substitute to gain short exposure to U.S. Treasuries. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of futures contracts. With respect to futures contracts and short exposure through futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time. In addition, while the Fund may short securities such as U.S. Treasuries, the Fund’s anticipated short exposure through derivative instruments may lead to less correlation with the Index.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

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Hedging Risk. The Index’s short positions in U.S. Treasuries, as well as the Fund’s holdings to obtain such exposure, are not intended to mitigate credit risk or mitigate changes in bond values associated with investor perceptions regarding, or premiums placed on, credit risk (i.e., credit risk premiums) or otherwise mitigate risks associated with other factors influencing the price of such bonds, which may have a greater impact than rising or falling interest rates. Investors should anticipate that due to the negative duration target, the Fund will be highly sensitive to interest rate changes. The higher (whether positive or negative) a bond fund’s duration, the greater its sensitivity to interest rates changes and fluctuations in value, whether positive or negative, will be more pronounced. For example, the Fund, in seeking to track the Index with a negative five-year duration target, could potentially decrease in value by five percent (or more) if interest rates fall one percent. Accordingly, the short positions will likely result in negative Fund performance if interest rates fall, including significant negative Fund performance in a falling interest rate environment. The Index’s short positions also may fail to provide the targeted duration in light of changes in the shape of the U.S. Treasury curve. The interest rate profile between the long and short exposures of the Index and Fund could also evolve significantly between monthly rebalancing. This could lead to temporary dislocations between the Fund’s intended and actual sensitivity to interest rates, which could impact performance. There may also be significant differences between the bond markets and U.S. Treasury markets (including futures markets for U.S. Treasuries) that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. In addition, when interest rates fall, an unhedged investment in the same long portfolio of bonds will outperform the Fund.

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Interest Rate Risk. Interest rate risk with respect to the Fund is the risk that short exposure to fixed income securities will decline in value because of decreases in interest rates. In addition, longer average portfolio (including a longer negative duration) will cause the Fund to be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Mortgage- and Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and

48	WisdomTree Trust Prospectus

asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible loss.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

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Non-Diversification Risk. The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

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Short Sales Risk. The Fund will engage in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund may enter into short positions in U.S. Treasuries as well as short derivative positions through futures contracts on U.S. Treasuries. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, neither the Index nor the Fund may be able to fully or partially implement its short selling strategy.

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U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries for the Index (or U.S. Treasuries or U.S. Treasury futures, in the case of the Fund) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

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Yield Curve Risk. The Index and Fund will have short exposure to U.S. Treasuries with different maturity dates and weightings and are expected to be more heavily weighted to longer maturity U.S. Treasuries. The short exposure in the Index and the Fund, respectively, is expected to have greater sensitivity to interest rates than the long exposure of the Index and the Fund, respectively, in targeting the desired overall interest rate sensitivity, which has a duration of less than zero. Interest rates do not change uniformly for U.S. Treasuries of differing lengths of maturity in response to market and economic conditions. For example, interest rates for shorter maturity U.S. Treasuries may rise or fall more or less than interest rates for longer maturity U.S. Treasuries and rates may rise for U.S. Treasuries of certain maturities but fall for U.S. Treasuries of different maturities. Changes in interest rates among U.S. Treasuries with different maturities could impact returns produced both by the long exposures and short exposures of the Index and Fund in different ways, which could lead to unexpected performance, including Fund losses. This risk is heightened for the Index and the Fund, respectively, given the difference in maturity exposures between the long exposure and short exposure with the Index and Fund, respectively. The methodology of the Index and the investment approach of the Fund seek to address this risk, but are subject to the constraints of providing the desired overall interest rate profile and evolving market conditions, and there is no guarantee that any such risk will be reduced or the desired outcome will occur.

WisdomTree Trust Prospectus	49

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (1.70)%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	(1.26)%	2Q/2014
Lowest Return	(3.09)%	4Q/2014

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	1 Year	Since Inception (12-18-2013)
Return Before Taxes Based on NAV	(8.11)%	(7.62)%
Return After Taxes on Distributions	(8.78)%	(8.29)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.58)%	(6.09)%
Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration (reflects no deduction for fees, expenses or taxes)	(6.88)%	(6.18)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

50	WisdomTree Trust Prospectus

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	51

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund

Investment Objective

The WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.23%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares, the Fund’s portfolio turnover rate was 359% of the average value of its portfolio (including TBA Transactions, as defined below) and 95% of the average value of its portfolio (excluding TBA Transactions).

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to provide long exposure to the Barclays U.S. Aggregate Bond Index while seeking to manage interest rate risk through the use of short positions in U.S. Treasury securities (“U.S. Treasuries”). The Index is comprised of a long portfolio and short portfolio. The “long portfolio” of the Index intends to replicate the Barclays U.S. Aggregate Bond Index, which broadly captures the U.S. investment grade, fixed income securities market and is comprised of U.S. Treasuries and U.S. Government-related bonds (e.g., obligations of the U.S. Government or its agencies or instrumentalities), corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The “short portfolio” of the Index holds short positions in U.S. Treasuries (or futures providing exposure to U.S. Treasuries in the case of the Fund) that seek to correspond to a duration exposure matching the duration of the long portfolio, with a targeted total duration exposure of approximately zero years (e.g., if the average duration of bonds in the long portfolio is approximately five years, the short portfolio will seek an average duration of approximately five years among its short holdings of U.S. Treasuries, with an aggregate targeted duration of Index holdings

52	WisdomTree Trust Prospectus

of approximately zero years). Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates.

The Index methodology weights the short exposure to U.S. Treasuries of differing maturities in an attempt to offset the sensitivity of the long exposure to overall moves in interest rate. Additionally, the Index seeks to mitigate, to the extent possible, relative moves in interest rates across the yield curve. The long portfolio and short portfolio of the Index are rebalanced on a monthly basis to where the dollar amount of the long portfolio’s bond positions is approximately equivalent to the dollar amount of the short exposure achieved within the short portfolio.

The Index is designed to have greater returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are rising significantly. Conversely, the Index is designed to have lower returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are falling significantly.

A significant portion of the bonds represented in the long portion of the Index are U.S. agency mortgage-backed pass-through securities. U.S. agency mortgage-backed pass-through securities are securities issued by entities such as Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments.

In seeking to track the short portfolio of the Index, the Fund will invest in short positions in futures contracts on U.S. Treasuries. the Fund may also short U.S. Treasuries.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

WisdomTree Trust Prospectus	53

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Derivatives Risk. The Fund will invest in derivatives, including as a substitute to gain short exposure to U.S. Treasuries. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of futures contracts. With respect to futures contracts and short exposure through futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time. In addition, while the Fund may short securities such as U.S. Treasuries, the Fund’s anticipated short exposure through derivative instruments may lead to less correlation with the Index.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

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Hedging Risk. The Index seeks to mitigate the potential negative impact of rising U.S. Treasury rates on the performance of bonds in the long portfolio of the Index. The Index’s short positions in U.S. Treasuries, as well as the Fund’s holdings to obtain such exposure, are not intended to mitigate credit risk or mitigate changes in bond values associated with investor perceptions regarding, or premiums placed on, credit risk (i.e., credit risk premiums) or otherwise mitigate risks associated with other factors influencing the price of such bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. The Index’s short positions also may fail to provide the targeted duration in light of changes in the shape of the U.S. Treasury curve. The interest rate profile between the long and short exposures of the Index and Fund could also evolve significantly between monthly rebalancing. This could lead to temporary dislocations between the Fund’s intended and actual sensitivity to interest rates, which could impact performance. There may also be significant differences between the bond markets and U.S. Treasury markets (including futures markets for U.S. Treasuries) that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. In addition, when interest rates fall, an unhedged investment in the same long portfolio of bonds will outperform the Fund.

■	Interest Rate Risk. Interest rate risk with respect to the Fund is the risk that short exposure to fixed income securities will decline in value because of decreases in interest rates.

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Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Mortgage- and Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible loss.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

54	WisdomTree Trust Prospectus

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Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

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Short Sales Risk. The Fund will engage in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund may enter into short positions in U.S. Treasuries as well as short derivative positions through futures contracts on U.S. Treasuries. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, neither the Index nor the Fund may be able to fully or partially implement its short selling strategy.

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U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries (or U.S. Treasuries or U.S. Treasury futures, in the case of the Fund) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

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Yield Curve Risk. The Index and Fund will have short exposure to U.S. Treasuries with different maturity dates and weightings. Interest rates do not change uniformly for U.S. Treasuries of differing lengths of maturity in response to market and economic conditions. For example, interest rates for shorter maturity U.S. Treasuries may rise or fall more or less than interest rates for longer maturity U.S. Treasuries and rates may rise for U.S. Treasuries of certain maturities but fall for U.S. Treasuries of different maturities. Changes in interest rates among U.S. Treasuries with different maturities could impact returns produced both by the long exposures and short exposures of the Index and Fund in different ways, which could lead to unexpected performance. The methodology of the Index and the investment approach of the Fund seek to address this risk, but are subject to the constraints of providing the desired overall interest rate profile and evolving market conditions, and there is no guarantee that any such risk will be reduced or the desired outcome will occur.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (1.61)%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	0.47%	2Q/2014
Lowest Return	(0.34)%	4Q/2014

WisdomTree Trust Prospectus	55

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	1 Year	Since Inception (12-18-2013)
Return Before Taxes Based on NAV	0.12%	0.45%
Return After Taxes on Distributions	(0.60)%	(0.27)%
Return After Taxes on Distributions and Sale of Fund Shares	0.07%	0.02%
Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration (reflects no deduction for fees, expenses or taxes)	1.08%	1.44%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

56	WisdomTree Trust Prospectus

WisdomTree Bloomberg Floating Rate Treasury Fund

Investment Objective

The WisdomTree Bloomberg Floating Rate Treasury Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of an index that measures the performance of the market for floating rate public obligations of the U.S. Treasury.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.20%
Fee Waivers*	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers*	0.15%
*	WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to limit the Management Fee to 0.15% through December 31, 2016, unless earlier terminated by the Board of Trustees of WisdomTree Trust (the “Trust”) for any reason at any time.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$59	$108	$250

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Bloomberg U.S. Treasury Floating Rate Bond Index (the “Index”). The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to measure the performance of floating rate public obligations of the U.S. Treasury (“Floating Rate Notes” or “FRNs”). Unlike fixed-rate U.S. Treasury bonds, FRNs have interest rates that adjust periodically. FRNs’ floating interest rates may be higher or lower than the interest rates of fixed-rate bonds of comparable quality with similar maturities. The floating coupon rates of the FRNs included in the Index are initially expected to reset weekly according to the result of the most recent 13-week T-bill auction, plus a spread, subject to a minimum net yield of zero percent. Because FRN floating

WisdomTree Trust Prospectus	57

coupon rates adjust weekly, the value of FRNs fluctuate much less than fixed-rate bonds in response to market interest rate movements. FRN values, however, will decline if their floating coupon rates do not rise as much, or as quickly, as interest rates in general.

The Index is rules-based and market capitalization weighted and comprised of FRNs with two-year maturities that have a minimum amount outstanding of one billion as of the monthly rebalancing date, which falls on the last business day of each month. FRNs eligible for inclusion in the Index must have an issue date on or before the Index rebalancing date. The Index excludes fixed-rate securities, Treasury inflation-protected securities, convertible bonds and bonds with survivor put options. Both the FRNs and the FRNs’ coupon and principal payments must be denominated in U.S. dollars. FRNs pay interest rates quarterly until maturity.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Floating Rate Notes Risk. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund’s NAV, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the Floating Rate Notes, which only occur periodically. This risk is also heightened because floating rate Treasury obligations are new issuances for which a deep and liquid market has not yet developed.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

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Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

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Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause it to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may vary somewhat for a variety of reasons.

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Non-Diversification Risk. The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result,

58	WisdomTree Trust Prospectus

changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Risk of Limited Issuance. The issuance of FRNs by the U.S. Treasury is relatively new and the amount of supply is limited. There is no guarantee or assurance that: (i) the Fund will be able to invest in a desired amount of FRNs, (ii) the Fund will be able to buy FRNs at a desirable price, (iii) FRNs will continue to be issued by the U.S. Treasury, or (iv) FRNs will be actively traded. Any or all of the foregoing, should they occur, would negatively impact the Fund.

Fund Performance

The Fund commenced operations on February 4, 2014, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	59

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund

Investment Objective

The WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to provide long exposure to the BofA Merrill Lynch 0-5 Year US High Yield Constrained Index while seeking to manage interest rate risk through the use of short positions in U.S. Treasury securities (“U.S. Treasuries”). The Index is comprised of a long portfolio and short portfolio. The “long portfolio” of the Index intends to replicate the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index, which broadly captures the fixed income securities market for non-investment grade corporate debt securities (“junk bonds”) issued in the U.S. domestic market that have a remaining maturity of less than five years. The “short portfolio” of the Index holds short positions in U.S. Treasuries (or futures providing exposure to U.S. Treasuries in the case of the Fund) that seek to correspond to a duration exposure exceeding the duration of the long portfolio, with a targeted total duration exposure of approximately negative seven years (e.g., if the average duration of bonds in the long portfolio is approximately two years, the short portfolio will seek an average duration of approximately nine years among its short holdings of U.S. Treasuries, with an aggregate targeted duration of Index holdings of approximately negative seven years). Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates.

60	WisdomTree Trust Prospectus

The Index methodology weights the short exposure to U.S. Treasuries of differing maturities in a manner that is intended to achieve the desired duration target for the Index, while seeking to mitigate the risk to shifts in the Treasury yield curve between the long and short maturity securities of the Index. The short exposure in the Index and the Fund, respectively, is expected to have greater sensitivity to interest rates than the long exposure of the Index and the Fund, respectively, in targeting the desired overall interest rate sensitivity, which has a target duration of negative seven years. The short exposure of the Index and Fund are also expected to be more heavily weighted toward longer maturity U.S. Treasuries than the long exposure. The long portfolio and short portfolio of the Index are rebalanced on a monthly basis to where the dollar amount of the long portfolio’s bond positions is approximately equivalent to the dollar amount of the short exposure achieved within the short portfolio.

The Index is designed to have greater returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are rising significantly. Conversely, the Index is designed to have lower returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are falling significantly.

In seeking to track the short portfolio of the Index, the Fund will invest in short positions in futures contracts on U.S. Treasuries. The Fund may also short U.S. Treasuries.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Derivatives Risk. The Fund will invest in derivatives, including as a substitute to gain short exposure to U.S. Treasuries. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of futures contracts. With respect to futures contracts and short exposure through futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict

WisdomTree Trust Prospectus	61

movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time. In addition, while the Fund may short securities such as U.S. Treasuries, the Fund’s anticipated short exposure through derivative instruments may lead to less correlation with the Index.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■

Hedging Risk. The Index’s short positions in U.S. Treasuries, as well as the Fund’s holdings to obtain such exposure, are not intended to mitigate credit risk or mitigate changes in bond values associated with investor perceptions regarding, or premiums placed on, credit risk (i.e., credit risk premiums) or otherwise mitigate risks associated with other factors influencing the price of such bonds, which may have a greater impact than rising or falling interest rates. investors should anticipate that due to the negative duration target, the Fund will be highly sensitive to interest rate changes. The higher (whether positive or negative) a bond fund’s duration, the greater its sensitivity to interest rates changes and fluctuations in value, whether positive or negative, will be more pronounced. For example, the Fund, in seeking to track the Index with a negative seven-year duration target, could potentially decrease in value by seven percent (or more) if interest rates fall one percent. Accordingly, the short positions will likely result in negative Fund performance if interest rates fall, including significant negative Fund performance in a falling interest rate environment. The Index’s short positions also may fail to provide the targeted duration in light of changes in the shape of the U.S. Treasury curve. The interest rate profile between the long and short exposures of the Index and Fund could also evolve significantly between monthly rebalancing. This could lead to temporary dislocations between the Fund’s intended and actual sensitivity to interest rates, which could impact performance. There may also be significant differences between the bond markets and U.S. Treasury markets (including futures markets for U.S. Treasuries) that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. In addition, when interest rates fall, an unhedged investment in the same long portfolio of bonds will outperform the Fund.

■

High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

■

Interest Rate Risk. Interest rate risk with respect to the Fund is the risk that short exposure to fixed income securities will decline in value because of decreases in interest rates. In addition, longer average portfolio (including a longer negative duration) will cause the Fund to be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Mortgage- and Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible loss.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

62	WisdomTree Trust Prospectus

■

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

■

Short Sales Risk. The Fund will engage in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund may enter into short positions in U.S. Treasuries as well as short derivative positions through futures contracts on U.S. Treasuries. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, neither the Index nor the Fund may be able to fully or partially implement its short selling strategy.

■

U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries for the Index (or U.S. Treasuries or U.S. Treasury futures, in the case of the Fund) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

■

Yield Curve Risk. The Index and Fund will have short exposure to U.S. Treasuries with different maturity dates and weightings and are expected to be more heavily weighted to longer maturity U.S. Treasuries. The short exposure in the Index and the Fund, respectively, is expected to have greater sensitivity to interest rates than the long exposure of the Index and the Fund, respectively, in targeting the desired overall interest rate sensitivity, which has a duration of less than zero. Interest rates do not change uniformly for U.S. Treasuries of differing lengths of maturity in response to market and economic conditions. For example, interest rates for shorter maturity U.S. Treasuries may rise or fall more or less than interest rates for longer maturity U.S. Treasuries and rates may rise for U.S. Treasuries of certain maturities but fall for U.S. Treasuries of different maturities. Changes in interest rates among U.S. Treasuries with different maturities could impact returns produced both by the long exposures and short exposures of the Index and Fund in different ways, which could lead to unexpected performance, including Fund losses. This risk is heightened for the Index and the Fund, respectively, given the difference in maturity exposures between the long exposure and short exposure with the Index and Fund, respectively. The methodology of the Index and the investment approach of the Fund seek to address this risk, but are subject to the constraints of providing the desired overall interest rate profile and evolving market conditions, and there is no guarantee that any such risk will be reduced or the desired outcome will occur.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (4.18)%.

WisdomTree Trust Prospectus	63

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	(1.50)%	2Q/2014
Lowest Return	(4.55)%	4Q/2014

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	1 Year	Since Inception (12-18-2013)
Return Before Taxes Based on NAV	(11.10)%	(9.87)%
Return After Taxes on Distributions	(12.57)%	(11.34)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.23)%	(8.12)%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index (reflects no deduction for fees, expenses or taxes)	(9.33)%	(8.07)%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

64	WisdomTree Trust Prospectus

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund

Investment Objective

The WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.43%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to provide long exposure to the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index while seeking to manage interest rate risk through the use of short positions in U.S. Treasury securities (“U.S. Treasuries”). The Index is comprised of a long portfolio and short portfolio. The “long portfolio” of the Index intends to replicate the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index, which broadly captures the fixed income securities market for non-investment grade corporate debt securities issued in the U.S. domestic market that have a remaining maturity of less than five years. The “short portfolio” of the Index holds short positions in U.S. Treasuries (or futures providing exposure to U.S. Treasuries in the case of the Fund) that seek to correspond to a duration exposure matching the duration of the long portfolio, with a targeted total duration exposure of approximately zero years (e.g., if the average duration of bonds in the long portfolio is approximately two years, the short portfolio will seek an average duration of approximately two years among its short holdings of U.S. Treasuries, with an aggregate targeted duration of Index holdings of approximately zero years). Duration is a

WisdomTree Trust Prospectus	65

measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates.

The Index methodology weights the short exposure to U.S. Treasuries of differing maturities in an attempt to offset the sensitivity of the long exposure to overall moves in interest rates. in interest rates across the yield curve. securities. The long portfolio and short portfolio of the Index are rebalanced on a monthly basis to where the dollar amount of the long portfolio’s bond positions is approximately equivalent to the dollar amount of the short exposure achieved within the short portfolio.

The Index is designed to have greater returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are rising significantly. Conversely, the Index is designed to have lower returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are falling significantly.

In seeking to track the short portfolio of the Index, the Fund will invest in short positions in futures contracts on U.S. Treasuries. The Fund may also short U.S. Treasuries.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■

Derivatives Risk. The Fund will invest in derivatives, including as a substitute to gain short exposure to U.S. Treasuries. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of futures contracts. With respect to futures contracts and short exposure through futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts; and (3) no

66	WisdomTree Trust Prospectus

guarantee that an active market will exist for the contracts at any particular time. In addition, while the Fund may short securities such as U.S. Treasuries, the Fund’s anticipated short exposure through derivative instruments may lead to less correlation with the Index.

■

Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■

Hedging Risk. The Index seeks to mitigate the potential negative impact of rising U.S. Treasury rates on the performance of bonds in the long portfolio of the Index. The Index’s short positions in U.S. Treasuries, as well as the Fund’s holdings to obtain such exposure, are not intended to mitigate credit risk or mitigate changes in bond values associated with investor perceptions regarding, or premiums placed on, credit risk (i.e., credit risk premiums) or otherwise mitigate risks associated with other factors influencing the price of such bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. The Index’s short positions also may fail to provide the targeted duration in light of changes in the shape of the U.S. Treasury curve. The interest rate profile between the long and short exposures of the Index and Fund could also evolve significantly between monthly rebalancing. This could lead to temporary dislocations between the Fund’s intended and actual sensitivity to interest rates, which could impact performance. There may also be significant differences between the bond markets and U.S. Treasury markets (including futures markets for U.S. Treasuries) that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. In addition, when interest rates fall, an unhedged investment in the same long portfolio of bonds will outperform the Fund.

■

High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

■	Interest Rate Risk. Interest rate risk with respect to the Fund is the risk that short exposure to fixed income securities will decline in value because of decreases in interest rates.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

■

Short Sales Risk. The Fund will engage in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund may enter into short positions in U.S. Treasuries as well as short derivative positions through futures contracts on U.S. Treasuries. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, neither the Index nor the Fund may be able to fully or partially implement its short selling strategy.

WisdomTree Trust Prospectus	67

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U.S. Treasury Exposure Risk. The methodology used to select U.S. Treasuries (or U.S. Treasuries or U.S. Treasury futures, in the case of the Fund) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

■

Yield Curve Risk. The Index and Fund will have short exposure to U.S. Treasuries with different maturity dates and weightings. Interest rates do not change uniformly for U.S. Treasuries of differing lengths of maturity in response to market and economic conditions. For example, interest rates for shorter maturity U.S. Treasuries may rise or fall more or less than interest rates for longer maturity U.S. Treasuries and rates may rise for U.S. Treasuries of certain maturities but fall for U.S. Treasuries of different maturities. Changes in interest rates among U.S. Treasuries with different maturities could impact returns produced both by the long exposures and short exposures of the Index and Fund in different ways, which could lead to unexpected performance. The methodology of the Index and the investment approach of the Fund seek to address this risk, but are subject to the constraints of providing the desired overall interest rate profile and evolving market conditions, and there is no guarantee that any such risk will be reduced or the desired outcome will occur.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (3.36)%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	1.18%	2Q/2014
Lowest Return	(1.76)%	3Q/2014

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	1 Year	Since Inception (12-18-2013)
Return Before Taxes Based on NAV	(0.47)%	0.06%
Return After Taxes on Distributions	(1.99)%	(1.45)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.26)%	(0.62)%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index (reflects no deduction for fees, expenses or taxes)	(0.07)%	0.41%

68	WisdomTree Trust Prospectus

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	69

WisdomTree Emerging Markets Corporate Bond Fund

Investment Objective

The WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective through investment in debt securities issued by corporate entities (“Corporate Debt”) that are domiciled in, or economically tied to, emerging market countries. The issuers of such Corporate Debt will include public, private, and state-owned or sponsored corporations. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corporate Debt. For these purposes, Corporate Debt includes fixed income securities, such as bonds, notes, money market securities and other debt obligations (such as loan participation notes) of emerging market issuers. Corporate Debt does not include derivatives. The Fund is an actively managed exchange traded fund (“ETF”).

The Fund intends to focus its investment on Corporate Debt issued in U.S. dollars. The Fund also may invest in Corporate Debt denominated in the local currency of emerging market countries. Non-U.S. dollar denominated debt is sometimes referred to as “local debt.” Local debt provides exposure to changes in the value of such non-U.S. currencies against the U.S. dollar. Corporate Debt includes debt securities issued by supranational organizations, such as the European Investment Bank, International Bank for Reconstruction and Development or International Finance Corporation, or other regional development banks. The Fund may invest to a limited extent in debt securities of emerging market governments (also known as “sovereign debt”) and debt securities linked to inflation rates in emerging market countries.

The Fund intends to seek exposure to Corporate Debt from the following regions: Africa, Asia, Eastern Europe, Latin America and the Middle East. Within these regions, the Fund may invest in countries such as: Argentina, Bahrain, Barbados, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Egypt, El Salvador, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Kazakhstan, Kuwait, Macau, Malaysia, Mexico, Mongolia, Morocco, Nigeria, Oman,

70	WisdomTree Trust Prospectus

Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine, the United Arab Emirates and Venezuela. This list may change based on market developments. The Fund employs a structured investment approach that utilizes “top down” analysis of macroeconomic factors and “bottom up” analysis of emerging market countries and issuers. The Fund’s credit exposures are monitored and may be modified, reduced or eliminated. The Fund’s exposure to any single issuer generally will be limited to 10% of the Fund’s net assets. The Fund’s exposure to any single country generally will be limited to 30% of the Fund’s net assets. The percentage of Fund assets invested in a specific region, country or issuer will change from time to time

The universe of emerging market Corporate Debt currently includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds”). The Fund intends to provide a broad exposure to emerging market Corporate Debt and therefore will invest in both investment grade and non-investment grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to maintain an aggregate portfolio duration of between two and ten years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions. The Fund may also invest in short-term money market securities denominated in U.S. dollars or the currencies of countries in which the Fund invests.

The Fund may invest up to 20% of its net assets in derivatives, such as swaps and forward currency contracts. The Fund’s use of derivatives will be underpinned by investments in cash or other liquid assets (typically short-term, high-quality money market securities). The Fund also may enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously agrees to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.

The Fund must invest at least 80% of its net assets directly in Corporate Debt. The decision to secure exposure through direct investment in Corporate Debt or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies. If, subsequent to an investment, the Fund’s 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Basic Materials Investing. The Fund may invest in companies in the basic materials sector. This sector includes, for example, metals and mining, chemicals and forest product companies. This sector can be significantly affected by, among other things, commodity price volatility, demand for basic materials, world economic growth, depletion of natural resources, technological progress, and government regulations.

WisdomTree Trust Prospectus	71

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Currency Exchange Rate Risk. While the Fund intends to focus its investment on Corporate Debt denominated in U.S. dollars, the Fund may invest a portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Risk. The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk . Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

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Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

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Energy Investing. The Fund may invest in companies in the energy sector. The energy sector can be significantly affected by, among other things: economic growth, worldwide demand, political instability in the Middle East, eastern Europe or other oil or gas producing regions, and volatile oil prices.

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Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, credit downgrades and fallout from the housing and sub-prime mortgage crisis.

72	WisdomTree Trust Prospectus

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Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries.

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Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in Brazil and Russia.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the emerging markets and world economies and markets generally, each of which may negatively impact the Fund’s investments.

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High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as “junk bonds”, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

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Industrial Investing. The Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

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Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

WisdomTree Trust Prospectus	73

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the JP Morgan Corporate Emerging Markets Bond Index Broad, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (3.53)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	4.95%	2Q/2014
Lowest Return	(5.55)%	2Q/2013

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Emerging Markets Corporate Bond Fund	1 Year	Since Inception (3-8-2012)
Return Before Taxes Based on NAV	1.69%	3.36%
Return After Taxes on Distributions	(0.50)%	1.38%
Return After Taxes on Distributions and Sale of Fund Shares	0.99%	1.76%
JP Morgan Corporate Emerging Markets Bond Index Broad (reflects no deduction for fees, expenses or taxes)	3.58%	4.06%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. in Singapore serve as sub-advisers to the Fund.

Portfolio Managers

S. Kenneth Leech, Chief Investment Officer, has been a portfolio manager of the Fund since January 2014.

Kevin J. Ritter, Portfolio Manager, has been a portfolio manager of the Fund since April 2016.

Chia-Liang Lian, Head of Emerging Markets Debt, has been a portfolio manager of the Fund since June 2014.

74	WisdomTree Trust Prospectus

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	75

WisdomTree Emerging Markets Local Debt Fund

Investment Objective

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective through investment in bonds and other debt instruments (“Local Debt”) denominated in the local currencies of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Local Debt. For these purposes, Local Debt includes fixed income securities, such as bonds, notes or other debt obligations denominated in local currencies of emerging market countries, as well as certain derivatives and other instruments described herein. The Fund is an actively managed exchange traded fund (“ETF”).

The Fund is designed to provide exposure to Local Debt of issuers from a broad range of emerging market regions and countries. The Fund intends to focus its investment on fixed income securities issued by emerging market governments, government agencies, and corporations. The Fund also may invest in fixed income securities denominated in an emerging market currency and issued by supranational organizations, such as the European Investment Bank, International Bank for Reconstruction and Development, International Finance Corporation, or other regional development banks. The Fund also may invest in debt securities linked to inflation rates outside the U.S., including securities or instruments linked to rates in emerging market countries.

The Fund intends to provide exposure across several geographic regions and countries. The Fund intends to invest in Local Debt from the following regions: Asia, Latin America, Europe, the Middle East, and Africa. Within these regions, the Fund may invest in countries such as: Brazil, Chile, China, Colombia, Czech Republic, Hungary, India, Indonesia, Malaysia, Mexico, Nigeria, Peru, the Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

76	WisdomTree Trust Prospectus

This list may change based on market developments. The Fund uses a structured investment approach that analyzes multiple factors. Countries are grouped into differentiated tiers based on an analysis of these factors. Subject to the Fund’s general investment requirement to provide broad regional and country exposure, the Fund generally invests a higher percentage of its assets in countries that have larger and more liquid debt markets and that the Fund’s adviser believes are pursuing sustainable fiscal and monetary policies in light of economic and market conditions. The country exposures are monitored and may be modified, reduced or eliminated. The Fund’s exposure to any single country generally will be limited to 20% of the Fund’s assets. The percentage of Fund assets invested in a specific region, country or issuer will change from time to time.

The universe of Local Debt currently includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds”). The Fund intends to provide a broad-based exposure to emerging market debt and therefore will invest in both investment grade and non-investment grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to maintain an aggregate portfolio duration of between two and ten years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions. The Fund may also invest in short-term money market securities denominated in the currencies of countries in which the Fund invests.

The Fund may invest up to 30% of its net assets in derivatives such as forward currency contracts and swaps. The Fund’s use of forward contracts and swaps will be underpinned by investments in cash or other liquid assets (typically short-term, high-quality U.S. money market securities) and is designed to provide exposure similar to investments in local currency debt. The Fund also may enter into repurchase agreements. Local Debt also includes fixed income securities denominated in an emerging market currency and issued by a supranational organization or regional development bank. Assets not invested in Local Debt generally will be invested in U.S. government securities and investment grade money market instruments. The Fund may invest up to 20% of its assets in debt instruments denominated in U.S. dollars issued by emerging market governments, government agencies, corporations, regional development banks and supranational issuers, as well as derivatives based on such instruments.

The decision to secure exposure through direct investment in bonds or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets,

WisdomTree Trust Prospectus	77

which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The sale of non-U.S. denominated securities can generate realized foreign exchange losses which could impact the income distributions paid by the Fund. Additionally, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used exclusively.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

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Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

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Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the emerging markets l and world economies and markets generally, each of which may negatively impact the Fund’s investments.

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High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade

78	WisdomTree Trust Prospectus

bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■

Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

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Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (13.51)%.

WisdomTree Trust Prospectus	79

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	6.85%	1Q/2012
Lowest Return	(8.28)%	3Q/2011

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Emerging Markets Local Debt Fund	1 Year	Since Inception (8-9-2010)
Return Before Taxes Based on NAV	(5.42)%	(0.16)%
Return After Taxes on Distributions	(6.47)%	(1.51)%
Return After Taxes on Distributions and Sale of Fund Shares	(3.00)%	(0.52)%
JP Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified Index (reflects no deduction for fees, expenses or taxes)	(5.72)%	0.61%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

80	WisdomTree Trust Prospectus

WisdomTree Japan Interest Rate Strategy Fund

Investment Objective

The WisdomTree Japan Interest Rate Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Interest Rate Strategy Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover rate for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to provide long exposure to monthly U.S. Treasury Bill (“T-Bill”) returns plus short exposure to the monthly performance of Japanese Government Bonds (“JGBs”) while at the same time offsetting a portion of the exposure to fluctuations of the Japanese yen relative to the U.S. dollar (the amount of currency exposure to be offset is determined periodically with reference to its contribution to the overall volatility of the Index). The Index consists of long positions and short positions. The long positions in the Index include market capitalization weighted T-Bills that have a remaining maturity of greater than 1 month and less than 3 months. The long positions are designed to capture the returns of T-Bills. The short positions in the Index include market capitalization weighted JGBs and are designed to provide exposure to changes in Japanese interest rates. JGBs as defined in the Index include debt securities issued by the Japanese government as well as debt securities issued by Japanese agencies and local authorities. Inflation linked debt securities and debt securities guaranteed by the Japanese Government, but issued by other entities, are excluded from the Index. JGBs within the Index must have a remaining maturity that is greater than 5 years and less than 10 years, a fixed coupon schedule, a minimum amount outstanding of JPY 20 billion and be investment grade. The short positions are anticipated to have higher returns as Japanese

WisdomTree Trust Prospectus	81

interest rates increase and lower returns as Japanese interest rates decrease. The Index is rebalanced on a monthly basis to where the dollar amount of the long exposure is approximately equivalent to the dollar amount of the short exposure.

The Index partially offsets against fluctuations in the relative value of the Japanese yen against the U.S. dollar. The Index is designed to have higher returns than an equivalent investment without a currency adjustment when the yen is weakening relative to the U.S. dollar. Conversely, the Index is designed to have lower returns than an equivalent investment without a currency adjustment when the yen is rising relative to the U.S. dollar. The Index applies an applicable one-month currency forward rate to a portion of the total market value of the portfolio in order to adjust for changes in the value of the Japanese yen against the U.S. dollar. In seeking to track the Index in this regard, the Fund intends to enter into forward currency contracts. A forward currency contract is a contract between two parties to buy or sell a specific currency in the future at an agreed upon exchange rate.

The Fund seeks to gain short exposure to JGBs, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). The WisdomTree Subsidiary is wholly-owned and controlled by the Fund. It is anticipated that short exposure to JGBs in the WisdomTree Subsidiary will be achieved through the use of futures, although the WisdomTree Subsidiary may short JGBs. The Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Fund’s investment in the WisdomTree Subsidiary is intended to provide the Fund with short exposure to JGBs while enabling the Fund to satisfy asset diversification requirements that apply to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the WisdomTree Subsidiary.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Currency Exchange Rate Risk. The Fund uses various strategies to attempt to partially offset the impact of changes in the value of the Japanese yen against the U.S. dollar and these strategies may not be successful. Currency exchange rates

82	WisdomTree Trust Prospectus

can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money.

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Derivatives Risk. The Fund will invest in derivatives, including as a substitute to gain exposure to JGBs. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts and short exposure through futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time. In addition, while the Fund may short securities such as JGBs, the Fund’s anticipated short exposure through derivative instruments may lead to less correlation with the Index.

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Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Geographic Concentration in Japan. Because the Fund invests a portion of its assets in short positions in, or providing exposure to, Japanese fixed-income securities, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. The United States is Japan’s largest single trading partner, but close to half of Japan’s trade is conducted with developing nations, almost all of which are in Southeast Asia. Slowdowns in the U.S. and China could have a negative impact on Japan. Exposure to China, in terms of both imports and exports, has been increasing in recent years. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the Japan and world economies and markets generally, each of which may negatively impact the Fund’s investments.

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Interest Rate Risk. Interest rate risk with respect to the Fund is the risk that short exposure to fixed income securities will decline in value because of decreases in interest rates in Japan. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

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Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

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Non-Diversification Risk. The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing

WisdomTree Trust Prospectus	83

in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Short Sales Risk. The Fund will engage in “short sale” transactions. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. The Fund may enter into short positions in JGBs as well as short derivative positions through futures contracts on JGBs. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, neither the Index nor the Fund may be able to fully or partially implement its short selling strategy.

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Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency.

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Subsidiary Investment Risk. Recent and/or future changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the WisdomTree Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Bloomberg/EFFAS Bond Indices Japan Government 5-10 Year Total Return Index, a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (1.36)%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	1.99%	3Q/2014
Lowest Return	(1.88)%	1Q/2014

84	WisdomTree Trust Prospectus

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Japan Interest Rate Strategy Fund	1 Year	Since Inception (12-18-2013)
Return Before Taxes Based on NAV	(0.31)%	0.74%
Return After Taxes on Distributions	(0.89)%	0.17%
Return After Taxes on Distributions and Sale of Fund Shares	0.11%	0.46%
WisdomTree Japan Interest Rate Strategy Index (reflects no deduction for fees, expenses or taxes)	0.28%	1.22%
Bloomberg/EFFAS Bond Indices Japan Government 5-10 Year Total Return Index (reflects no deduction for fees, expenses or taxes)	3.88%	3.22%

Management

Investment Adviser and Sub-Advisers

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Western Asset Management Company, Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. in Singapore and Western Asset Management Company Ltd. (Japan) serve as sub-advisers to the Fund.

Portfolio Managers

Kazuto Doi, Head of Investment Management, Japan, has been a portfolio manager of the Fund since its inception.

S. Kenneth Leech, Chief Investment Officer, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	85

WisdomTree Strategic Corporate Bond Fund

Investment Objective

The WisdomTree Strategic Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%
Fee Waivers*	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers*	0.45%

*	WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to limit the Management Fee to 0.45% through December 31, 2016, unless earlier terminated by the Board of Trustees of WisdomTree Trust (the “Trust”) for any reason at any time.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$155	$275	$623

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective through investment in debt securities issued by corporate entities (“Corporate Debt”) that are organized in or maintain their principal place of business in countries throughout the world, including the U.S. The issuers of such Corporate Debt will include public, private, and state-owned or sponsored corporations. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corporate Debt. For these purposes, Corporate Debt includes fixed income securities, such as bonds, notes, money market securities, debt securities linked to inflation rates of local economies, variable or floating rate securities and other debt obligations (such as loan participation notes) of U.S. and non-U.S. corporate issuers. Corporate Debt also includes fixed income securities or debt obligations that are issued by companies or agencies that may receive financial support or backing from local governments. Corporate Debt does not include derivatives. The Fund is an actively managed exchange traded fund (“ETF”).

The Fund intends to invest in Corporate Debt denominated in U.S. dollars, as well as Corporate Debt issued in non-U.S. currencies. Non-U.S. denominated debt is sometimes referred to as local debt and, for the U.S. investor, provides exposure to the changes in the value of non-U.S. currencies relative to the U.S. dollar. The Fund generally intends to hedge the currency exposure of non-U.S. denominated debt back to U.S. dollars to reduce currency risk. Corporate Debt includes debt securities

86	WisdomTree Trust Prospectus

issued by supranational organizations, such as the European Investment Bank, International Bank for Reconstruction and Development or International Finance Corporation, or other regional development banks. The Fund may invest to a limited extent in debt securities of foreign governments (also known as “sovereign debt”).

Under normal circumstances, the Fund intends to invest in at least three countries and to invest at least 15% of its net assets in issuers outside the United States, which may include Corporate Debt from the following regions and countries: Africa, Asia, Australia and New Zealand, Europe, Latin America, Middle East, North America, South America. Up to 15% of the Fund’s assets may be invested in emerging market countries, though this may change from time to time in response to economic events and changes to the credit ratings of the Corporate Debt of such countries. The Fund employs a structured investment approach that utilizes “top down” analysis of macroeconomic factors and “bottom up” analysis of countries and issuers. The Fund’s credit exposures are monitored and may be modified, reduced or eliminated. The Fund’s exposure to any single issuer generally will be limited to 10% of the Fund’s net assets. The Fund’s exposure to any single country (other than the United States) generally will be limited to 25% of the Fund’s net assets. The percentage of Fund assets invested in a specific region, country or issuer will change from time to time.

The universe of Corporate Debt currently includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds”). The Fund intends to provide a broad exposure to Corporate Debt and therefore will invest in both investment grade and non-investment grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to maintain an aggregate portfolio duration of between two and ten years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions. The Fund may also invest in short-term money market securities denominated in U.S. dollars or the currencies of countries in which the Fund invests.

The Fund may invest up to 20% of its net assets in derivatives, such as swaps and forward currency contracts. The Fund’s use of derivatives will be underpinned by investments in cash or other liquid assets (typically short-term, high-quality money market securities). The Fund also may enter into repurchase agreements.

The Fund must invest at least 80% of its net assets directly in Corporate Debt. The decision to secure exposure through direct investment in Corporate Debt or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies. If, subsequent to an investment, the Fund’s 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of fixed income securities, currencies, and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies

WisdomTree Trust Prospectus	87

and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The sale of non-U.S. denominated securities can generate realized foreign exchange losses which could impact the income distributions paid by the Fund. Additionally, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used exclusively.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Currency Exchange Rate Risk. While the Fund intends to focus its investment on Corporate Debt denominated in U.S. dollars, the Fund may invest a portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Risk. The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

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Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

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Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, credit downgrades and fallout from the housing and sub-prime mortgage crisis.

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Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such securities and instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more

88	WisdomTree Trust Prospectus

volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging countries.

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Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the debt securities of companies or agencies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

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High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as “junk bonds”, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

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Industrial Investing. The Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

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Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

WisdomTree Trust Prospectus	89

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Barclays Global Credit Index (Hedged), a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2015 was (0.05)%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	2.52%	2Q/2014
Lowest Return	(0.72)%	3Q/2014

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2014

WisdomTree Strategic Corporate Bond Fund	1 Year	Since Inception (1-31-2013)
Return Before Taxes Based on NAV	5.21%	3.79%
Return After Taxes on Distributions	3.46%	2.19%
Return After Taxes on Distributions and Sale of Fund Shares	2.94%	2.17%
Barclays Global Credit Index (Hedged) (reflects no deduction for fees, expenses or taxes)	6.64%	4.07%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. in Singapore serve as sub-advisers to the Fund.

Portfolio Managers

S. Kenneth Leech, Chief Investment Officer, has been a portfolio manager of the Fund since January 2014.

Ryan K. Brist, CFA, Head of Global Investment Grade Credit, has been a portfolio manager of the Fund since its inception.

Michael C. Buchanan, CFA, Deputy Chief Investment Officer, has been a portfolio manager of the Fund since its inception.

Paul Shuttleworth, Head of Non-U.S. Credit, has been a portfolio manager of the Fund since its inception.

90	WisdomTree Trust Prospectus

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	91

WisdomTree Western Asset Unconstrained Bond Fund

Investment Objective

The WisdomTree Western Asset Unconstrained Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.60%
Fee Waivers**	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers**	0.55%
*	Other Expenses are based on estimated amounts for the current fiscal year.
**	WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to limit the Management Fee to 0.55% through December 31, 2016, unless earlier terminated by the Board of Trustees of WisdomTree Trust (the “Trust”) for any reason at any time.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$56	$187

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) and seeks to achieve its investment objective through direct and indirect investments in debt securities (“Debt”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Debt. For these purposes, Debt includes fixed income securities, such as bonds, notes and other debt obligations, denominated in U.S. dollars or local currencies, as well as certain derivatives and other instruments based on debt instruments or currency described herein. Debt may be issued or guaranteed by the U.S. Treasury, agencies or instrumentalities of the U.S. government or government sponsored enterprises, sovereign governments, agencies or instrumentalities (government notes or bonds), local government or agencies (municipals, regional government or agency bonds), supranational organizations (supranational bonds) or corporations (corporate bonds). Debt includes debt securities linked to inflation rates of the U.S. and non-U.S. countries, credit-linked notes, zero coupon securities, interest-only securities, loan participation notes, TBA Transactions, money market securities, mortgage-backed and asset-backed securities, repurchase agreements backed by U.S. and non-U.S. government securities, “putable bonds” and “busted” convertible securities. For these purposes, “supranational organizations” include entities such as the European Investment Bank, International Bank for Reconstruction and Development, International Finance Corporation or other regional development banks. The Fund may invest up to 25% of its net assets in credit-linked notes.

92	WisdomTree Trust Prospectus

The Fund intends to provide global exposure across geographic regions and countries. The Fund intends to invest in Debt originating in the following regions/countries: North America, South America, Asia, Australia and New Zealand, Latin America, Europe, Africa and the Middle East. The Fund intends to invest primarily in developed and emerging markets countries. The Fund may invest up to 50% of the Fund’s total assets in securities issued by issuers organized in or that maintain their principal place of business in emerging market countries. The Fund’s credit exposure is monitored on an ongoing basis from a risk perspective, and may be modified, reduced, or eliminated. The Fund’s exposure to any single corporate issuer will generally be limited to 10% of the Fund’s total assets. The Fund’s exposure to any single sovereign issuer (other than the United States government) generally will be limited to 25% of the Fund’s total assets. The percentage of the Fund’s assets in a specific region, country or issuer will change from time to time. The Fund’s exposure to any one country generally will be limited to 30% of the Fund’s net assets, excluding U.S. exposure, though this percentage may change from time to time in response to economic events and changes to the respective credit ratings of the Debt in such country.

The universe of Debt includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds”). Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to limit interest rate risk by seeking to keep the average effective duration of its portfolio between negative five years and ten years under normal market conditions. The Fund’s average effective portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates. To protect the Fund against the impact of rising rates, the Adviser or Sub-Advisers may take the duration of the Fund below zero. A negative duration suggests that the Fund may benefit from a rise in rates. The Fund’s actual portfolio duration may be longer or shorter depending on market conditions.

The Fund may invest up to 20% of its net assets in securities other than Debt. The Fund may invest up to 35% of its net assets in derivatives and will not invest more than 20% of its nets assets in derivatives that are not Debt. The Fund uses derivatives primarily to hedge interest rate risk and foreign currency risk (including short positions in derivatives, such as short positions in U.S. Treasury futures contracts, and through the use of currency forward contracts), but the Fund may also use derivatives to enhance returns, as a substitute for, or to gain exposure to, a position in an underlying asset, to reduce transaction costs, to maintain full market exposure (i.e., adjust investment characteristics to more closely approximate the characteristics of the market in which the Fund invests), to manage cash flow, or to preserve capital. The Fund’s use of derivatives will be collateralized by investments in money market securities and other liquid assets. Such investments will be consistent with the Fund’s investment objective and will not be used to enhance leverage.

The decision to secure exposure through direct investment in Debt or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies

WisdomTree Trust Prospectus	93

and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The sale of non-U.S. denominated securities can generate realized foreign exchange losses which could impact the income distributions paid by the Fund. Additionally, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used exclusively.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations. While the Fund attempts to limit credit and counterparty exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio investments.

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Currency Exchange Rate Risk. While the Fund intends to focus its investment on Debt denominated in U.S. dollars, the Fund may invest a portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Risk. The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

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Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, developing or emerging market governments may, without prior warning, impose capital controls on the ability to transfer currency, securities or other assets. The Fund’s ability to access certain developing or emerging markets also may be limited due to a variety of factors, including currency convertibility issues. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, cause the Fund’s returns to differ from those available to domestic investors, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■

Financial Sector Risk. The Fund may invest in securities issued by companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

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Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to

94	WisdomTree Trust Prospectus

withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries.

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Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the debt securities of companies or agencies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

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High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates and other factors, such as perception of an issuer’s creditworthiness.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

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Mortgage- and Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible loss.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

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Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

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Short Sales Risk. The Fund may engage in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund also may enter into a short derivative position through a futures contract, swap agreement, structured note, or short positions on currency forwards. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

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Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

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Fund Performance

The Fund commenced operations on June 11, 2015, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Western Asset Management Company, Western Asset Management Company Limited, and Western Asset Management Company Pte. Ltd. in Singapore serve as sub-advisers to the Fund.

Portfolio Managers

S. Kenneth Leech, Chief Investment Officer, has been a portfolio manager of the Fund since its inception.

Mark Lindbloom, Portfolio Manager, has been a portfolio manager of the Fund since its inception.

Christopher Orndorff, CFA, Portfolio Manager, has been a portfolio manager of the Fund since its inception.

Michael C. Buchanan, Deputy Chief Investment Officer, has been a portfolio manager of the Fund since its inception.

Chia-Liang Lian, Head of Emerging Markets Debt, has been a portfolio manager of the Fund since its inception.

Anup Agarwal, Head of MBS/ABS, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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Additional Information About the Funds

Additional Information About the Funds’ Investment Objectives. Since each Fund’s investment objective has been adopted as a non-fundamental investment policy, each Fund’s investment may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information About the Fixed Income Active Funds’ Strategies. The Asia Local Debt Fund, Australia & New Zealand Debt Fund, Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, Strategic Corporate Bond Fund and Western Asset Unconstrained Bond Fund may sometimes be referred to together as the Fixed Income Active Funds. Each Fixed Income Active Fund intends to provide a broad-based exposure to local currency debt (except (i) the Emerging Markets Corporate Bond Fund, which intends to provide a broad-based exposure to emerging market corporate debt; (ii) the Strategic Corporate Bond Fund, which intends to provide a broad-based exposure to corporate debt of U.S. and non-U.S. issuers; and (iii) the Western Asset Unconstrained Bond Fund, which intends to seek a high level of total return consisting of both income and capital appreciation) and therefore will invest in both investment grade and non-investment grade securities. The degree of credit risk for a particular security may be reflected in its credit rating. Investment grade debt securities are generally those rated Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard and Poor’s Corporation (“S&P”) or Fitch, and typically subject to less credit risk than non-investment grade debt securities. The Funds generally do not expect to have more than 25% of their assets invested in non-investment grade securities, except (i) the Emerging Markets Corporate Bond Fund, which expects to have 65% or more of its net assets invested in investment grade securities and not more than 35% of its net assets invested in non-investment grade securities, (ii) the Strategic Corporate Bond Fund, which expects to have 55% or more of its net assets invested in investment grade securities and not more than 45% of its net assets invested in non-investment grade securities, and (iii) the Western Asset Unconstrained Bond Fund, which does not limit investments in non-investment grade securities. This may change from time to time based on market conditions and the condition of specific issuers and securities. Within the non-investment grade category, some issuers and instruments are considered to be of lower credit quality and at higher risk of default (commonly referred to as “junk bonds”). Although these instruments offer the potential for higher yields, they are considered “speculative” and generally are subject to a higher potential risk of loss. For these purposes, “speculative securities” are securities rated B or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) and in the case of the Strategic Corporate Bond Fund, Emerging Markets Corporate Bond Fund, and Western Asset Unconstrained Bond Fund, the Sub-Adviser, to be of comparable quality. Each Fund, except the Western Asset Unconstrained Bond Fund, will limit its exposure to speculative issuers and securities to no more than 15% of its assets. However, this may change from time to time based on market conditions and the condition of specific issuers and securities.

Additional Information About the Fixed Income Index Funds’ Strategies. The Barclays U.S. Aggregate Bond Negative Duration Fund, Barclays U.S. Aggregate Bond Zero Duration Fund, BofA Merrill Lynch High Yield Bond Negative Duration Fund, and BofA Merrill Lynch High Yield Bond Zero Duration Fund may sometimes be referred to together as the “Duration Funds”. The Duration Funds, Bloomberg Floating Rate Treasury Fund, Japan Interest Rate Strategy Fund and Barclays U.S. Aggregate Bond Enhanced Yield Fund may sometimes be referred to together as the “Fixed Income Index Funds.”

Each Fixed Income Index Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., investments connoted by its Index). Each Fixed Income Index Fund anticipates meeting this policy because, under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of its underlying Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities, such as TBA Transactions.

WisdomTree Asset Management expects that, over time, the correlation between each Fixed Income Index Fund’s performance and that of its underlying Index, before fees and expenses, will be 95% or better. A number of factors may affect each Fixed Income Index Fund’s ability to achieve a high degree of correlation with its underlying Index, and there can be no guarantee that the Fund will achieve a high degree of correlation.

The quantity of holdings in each Fixed Income Index Fund using a representative sampling strategy will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Fund’s underlying Index and consequently the attributes of the underlying Index may change. Each Fixed Income Index Fund may sell securities that are represented in its underlying Index, or purchase securities that are not yet represented in its underlying Index, in anticipation of their removal from or addition to the underlying Index or to reflect various other changes to the underlying Index.

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Further, each Fixed Income Index Fund may overweight or underweight securities in its underlying Index, purchase or sell securities not in its underlying Index, or utilize various combinations of other available techniques, in seeking to track its underlying Index.

Each Fixed Income Index Fund may invest in other investments that the Fund believes will help it track its Index, including cash and cash equivalents, as well as in shares of other investment companies (including affiliated investment companies), forward contracts, futures contracts, options on futures contracts, options and swaps.

Additional Information About the Japan Interest Rate Strategy Fund Strategy. The WisdomTree Japan Interest Rate Strategy Index is designed to provide short exposure to certain Japanese fixed income securities while at the same time offsetting a portion of the exposure to fluctuations between the value of the U.S. dollar and the Japanese yen. For U.S. investors, international investments include two components of return. The first is the return attributable to investments in the non-U.S. market or markets in which an investment is made (in the case of the WisdomTree Japan Interest Rate Strategy Index, short exposure to certain Japanese fixed income securities). The second is the return attributable to the value of non-U.S. currencies in these markets relative to the U.S. dollar (in the case of the WisdomTree Japan Interest Rate Strategy Index, the fluctuation between the value of the U.S. dollar and the Japanese yen).

Additional Information About the Emerging Markets Corporate Bond Fund and Strategic Corporate Bond Fund Strategies. The Emerging Markets Corporate Bond Fund and Strategic Corporate Bond Fund may invest in loan participation notes. A loan participation note is a type of short-term debt instrument. They typically are issued by an offshore special purpose vehicle for the purpose of funding a loan by the special purpose vehicle to an offshore corporation or other entity. Loan participation notes are sometimes used by companies in non-U.S. markets to raise money because tax regulations or other laws make it difficult or expensive for such companies to issue debt directly into the global bond market. If the company fails to repay the loan received from the special purpose vehicle, the special purpose vehicle generally will not be able to honor its obligation to repay the notes.

Additional Information About the Bloomberg U.S. Dollar Bullish Fund Strategy. The Bloomberg U.S. Dollar Bullish Fund may invest in additional instruments and below is a brief description of these instruments:

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Futures contract – a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date.

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Listed currency option – a call or put option on a foreign currency, either on an exchange or in the over-the-counter market, that gives the purchaser of the option the right to buy or sell, respectively, the foreign currency at the exercise price until the option expires.

The Bloomberg U.S. Dollar Bullish Fund’s investments in listed options and futures contracts and swap agreements will be backed by investments in U.S.-issued money market securities, U.S. government securities or other liquid assets in an amount equal to the exposure of such contracts. The Fund may invest directly in foreign currencies in the form of bank and financial institution deposits, certificates of deposit, and bankers acceptances denominated in a specified non-U.S. currency and may enter into foreign currency exchange transactions. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

Although the Fund may invest in listed currency options, currency swaps and spot currencies, investments in such instruments are expected to be limited, in each case to not more than 20% of the Bloomberg U.S. Dollar Bullish Fund’s net assets.

Additional Information About the Western Asset Unconstrained Bond Fund’s Strategy. The issuers of Debt usually pay a fixed, variable or floating rate of interest and repay the amount borrowed, usually at the maturity of the instrument. Some Debt, such as zero coupon bonds, do not pay current interest, but are issued at a discount from its face value.

The Fund may invest in derivatives in accordance with the Investment Company Act of 1940 (“1940 Act”) and consistent with the Fund’s investment objectives and policies. Under normal market conditions, the Fund will not invest more than 35% of its net assets in derivatives and will not invest more than 20% of its net assets in derivatives that are not Debt. The Fund may invest in derivatives that are Debt, including listed future contracts on Debt, non-deliverable forward currency contracts, a variety of swap agreements, including currency swaps and interest rate swaps, exchange listed currency options, options on futures contracts on Debt, credit-linked notes, and combinations of investments that provide similar exposure to local currency debt, such as investment in U.S. dollar denominated bonds combined with forward currency positions or swaps. To the extent practicable, the Fund invests in swaps cleared through the facilities of a centralized clearing house. The Fund may also invest in money market securities that may serve as collateral for the futures contracts and swap agreements.

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The Fund may invest in agency mortgage-backed securities, government sponsored enterprise mortgage-backed securities, and privately issued mortgage-backed securities. The Fund may invest up to 20% of its net assets in privately issued asset-backed securities and privately issued mortgage-backed securities, including commercial mortgage-backed securities, collateralized mortgage obligations, adjustable rate mortgage-backed securities, and interest-only mortgage-backed securities. Debt also includes debt securities that are secured with collateral consisting of mortgage-backed securities and asset-backed securities.

Under normal market conditions, at least 80% of the Fund’s net assets invested in Debt will be invested in Debt issued by issuers with outstanding debt of at least $200 million and the Fund invests only in corporate bonds that the Adviser or Sub-Adviser deem to be sufficiently liquid, typically with $150 million or more par amount outstanding and significant par value traded.

Debt also includes loan participation notes, zero coupon bonds, interest-only securities, money market securities, “putable bonds” and “busted” convertible securities. The Fund may invest in loan participation notes with a minimum outstanding principal amount of $200 million that the Adviser or Sub-Advisers deem to be liquid. Zero coupon bonds are debt securities sold without interest and priced at a discount to the principal amount paid at maturity. An interest-only security is an investment in the interest portion only of a security (i.e., it does not include repayment of principal, which is separated and sold separately). Money market securities include short-term, high quality securities issued or guaranteed by the U.S. government or non-U.S. governments, their agencies and instrumentalities; repurchase agreements backed by U.S. government securities and non-U.S. government securities; money market mutual funds; and deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Putable bonds give the bond holder the right to sell the bond to the issuer prior to the bond’s maturity. To be included as Debt, a putable bond must have a put date that is within a 24 month period. A busted convertible security is a convertible security that trades well below its conversion value, minimizing the likelihood that it will ever reach its convertible price prior to maturity.

Additional Information About the Barclays U.S. Aggregate Bond Enhanced Yield Fund Strategy. The Index consists of investment grade debt securities denominated in U.S. dollars, including the debt securities of foreign (including emerging market) issuers denominated in U.S. dollars. To retain the broad risk characteristics of the Barclays US Aggregate Index, the Index uses an optimizer to employ the following constraints, which are designed to control the Index’s risks:

■	The forecasted tracking error volatility (TEV) of the Index relative to the Barclays US Aggregate Index is 35 bp/mo or less.

■	The duration of the Index cannot be more than one year longer than the duration of the Barclays US Aggregate Index.

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The weight of each subgroup cannot deviate from its weight in the Barclays US Aggregate Index by more than 10%, except for subgroups of commercial mortgage-backed securities and asset-backed securities, which cannot deviate by more than 5%.

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The total weight of the subgroups in each of the four sectors of the Index — treasuries, agency, credit, and securitized — cannot deviate from their weights in the Barclays US Aggregate Index by more than 20%, 10%, 20% and 20% ,respectively.

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The total weight of the Baa subgroups of the Index – US Credit 1-5 Yr Baa, US Credit 5-10 Yr Baa and US Long Credit Baa – cannot deviate from their notional weight in the Barclays US Aggregate Index by more than 20%.

■	The additional portfolio turnover (in excess of the Barclays US Aggregate Index’s regular monthly turnover) must be less than 5% per month.

■	In the event that the optimizer cannot converge to find a solution given these constraints, the turnover limit shall be increased by 1% in a step-wise fashion until a solution is found.

The Fund may invest up to 20% of its assets in other fixed income securities and/or such other investments, including other ETFs, that the Adviser and/or Sub-Adviser believe will help the Fund track the performance of the Index. Other fixed income securities include newly issued securities anticipated to be incorporated into the Index at the next rebalance, variable rate securities of investment grade issuers, U.S. inflation-linked debt securities, investment grade debt securities that are U.S. dollar-denominated but not incorporated into the Index.

Temporary Defensive Strategies. Each actively managed Fund reserves the right to invest in U.S. government securities, money market instruments, and cash, without limitation, as determined by the Adviser or Sub-Adviser in response to adverse market, economic, political or other conditions. Each actively managed Fund also may “hedge” or minimize its exposure to one or more foreign currencies in response to such conditions. In the event that an actively managed Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the actively managed Fund’s ability to achieve its investment objective may be limited.

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Other Investment Information. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company, to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however a Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

Additional Principal Risk Information About the Funds

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summaries. Risk information may not be applicable to each Fund. Please consult each Fund’s Summary sections to determine which risks are applicable to a particular Fund. Each of the factors below could have a negative impact on Fund performance and trading prices.

Capital Controls and Sanctions Risk

Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

Cash Redemption Risk

Each Fund, except the Bloomberg Floating Rate Treasury Fund, generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. A Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize capital gains that it might not have recognized if it had made a redemption in-kind (i.e. distribute securities as payment of redemption proceeds). As a result, the Funds may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the sale of non-U.S. denominated securities by the Fixed Income Funds triggered by such redemptions may generate realized foreign exchange losses that could impact the income distributions paid by such Funds.

CNH Market Risk

The Chinese Yuan Strategy Fund invests in money market securities and other instruments, including forward currency contracts and swaps, denominated in Chinese yuan that trade and settle in Hong Kong and other markets outside of mainland China, which, taken together, comprise the CNH market. While the CNH market is expected to continue to grow, it is relatively new and may not be as liquid as more established markets. In light of this, the Fund intends to manage its exposure to the CNH market in a prudent manner consistent with its investment objective.

Commodity Country Risk

The Commodity Currency Strategy Fund invests a significant portion of its assets in investments designed to provide exposure to both the currencies and money market rates available to foreign investors in selected commodity-producing countries. As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and supports the value of its currency. Conversely, declines in the demand for, or value of, such commodities historically have contributed to declines in the relative value of these countries’ currencies. Such declines may occur quickly and without warning and may negatively impact the value of the Commodity Currency Strategy Fund and your investment.

Counterparty and Issuer Credit Risk

Each Fund, except the Bloomberg Floating Rate Treasury Fund, intends to engage in investment transactions or enter into derivative or other contracts with third parties (i.e., “counterparties”). For example, the Funds intend to enter into swap transactions and forward currency contracts. Each Fund bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by

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market participants, rating agencies, pricing services or otherwise) as being in such situations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Funds may engage in such investment transactions with a limited number of counterparties, which may increase the Funds’ exposure to counterparty credit risk.

The financial condition of an issuer of a debt security or other issuer may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a security if the issuer defaults. Recent events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s, S&P, or Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. The value of an investment in a Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

Each Fund intends to engage in investment transactions or enter into derivative or other contracts with third parties (i.e., “counterparties”). For example, the Funds intend to enter into forward currency contracts and swap transactions. A Fund bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Funds may engage in such investment transactions with a limited number of counterparties, which may increase the Funds’ exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

Currency Exchange Rate Risk

Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of your Fund shares. Because a Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in a Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. Conversely, the dollar value of your investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning and you may lose money.

Derivatives Risk

Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or currency exchange rate. Derivatives include forward currency contracts, futures contracts, currency swaps, interest rate swaps, total return swaps and credit linked notes. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A non-deliverable forward currency contract is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other. The risks of forward currency contracts include but are not limited to the risk that the counterparty will default on its obligations. A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. A listed futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed today (the futures price or the strike price) with delivery occurring at a specified future date. A currency futures contract is a contract to exchange one currency for another at a specified date in the future at an agreed upon exchange rate.

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The risks of futures contracts include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

A swap is an agreement between two parties to exchange payments based on a reference asset, which may be a currency or interest rate, but also may be a single asset, a pool of assets or an index of assets. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap typically involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. An inflation-linked swap is an agreement between two parties to exchange payments at a future date based on the difference between a fixed payment and a payment linked to the inflation rate at a future date. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. A commodity index swap is an agreement between two parties to exchange cash flows or returns (or differences in return) on a commodity index. The risks of swaps include but are not limited to the potential to increase or decrease the overall volatility of the Fund’s investments and its share price.

A credit linked note is a type of structured note whose value is linked to an underlying reference asset or entity. Credit linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The risks of credit linked notes include but are not limited to default by the issuer and the underlying reference asset or entity.

Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as market risk and issuer-specific risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money. In addition, while each Duration Fund may short securities such as U.S. Treasuries, each Duration Fund’s anticipated short exposure through derivative instruments may lead to less correlation with its Index.

Floating Rate Notes Risk

The Bloomberg Floating Rate Treasury Fund invests primarily in floating rate notes. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund’s NAV, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the Floating Rate Notes, which only occur periodically. This risk is also heightened because floating rate Treasury obligations are new issuances for which a deep and liquid market has not yet developed.

Foreign Securities Risk

Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able be able to purchase or sell a Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid then other types of investments and may be heightened in connection with investments in developing or emerging market countries.

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Geographic Investment Risk

To the extent that a Fund invests a significant portion of its assets in the debt securities of companies or agencies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Emerging Markets Risk

Investments in securities and instruments traded in developing or emerging markets or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the ability of each Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, emerging market securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause a Fund to decline in value. The volatility of emerging markets may be heightened by the actions (such as significant buying and selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and cause Fund share prices to decline. For these and other reasons, investments in emerging markets are often considered speculative.

Geographic Concentration in Asia Risk

The Asia Local Debt Fund concentrates its investments in Asia. The Commodity Currency Strategy Fund, Emerging Currency Strategy Fund, and Emerging Markets Local Debt Fund also may have significant exposure to Asia. As a result, the Funds will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that region. While certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Each of these factors may impact the ability of the Funds to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Funds to decline in value.

Geographic Concentration in Australia and New Zealand

The Australia & New Zealand Debt Fund concentrates its investments in Australia and New Zealand. The Fund’s performance is expected to be closely tied to social, political, and economic conditions within these countries and to be more volatile than the performance of more geographically diversified funds. The economies of Australia and New Zealand are both heavily dependent on the demand for commodity exports, including agricultural products. As a result, both economies are particularly vulnerable to international commodity prices and global economic slowdowns. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Geographic Concentration in Brazil

The Brazilian Real Strategy Fund concentrates its investments in Brazil. The Fund’s performance is expected to be closely tied to social, political and economic conditions within Brazil and to be more volatile than the performance of more geographically diversified funds. The Brazilian economy is sensitive to fluctuations in commodity prices and commodity markets. Additionally, the Brazilian economy generally has experienced and may continue to experience high inflation rates. While the Brazilian economy has experienced growth in recent years, there is no guarantee that this growth will continue. The Brazilian government currently imposes significant taxes on the transfer of currency. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Geographic Concentration in China

The Chinese Yuan Strategy Fund concentrates its investments in China. The Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government places strict regulation on the yuan and manages the yuan so that it has historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. It is expected that such action would increase the value

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of the yuan relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the yuan will move in relation to the U.S. dollar as expected. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Geographic Concentration in India

The Indian Rupee Strategy Fund concentrates its investments in India. The Fund’s performance is expected to be closely tied to social, political, and economic conditions within India and to be more volatile than the performance of more geographically diversified funds. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade rupee directly. While the Indian economy generally has experienced growth in recent years, there is no guarantee that this growth will continue. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Geographic Concentration in Japan

The Japan Interest Rate Strategy Fund invests a portion of its assets in short positions in Japanese fixed-income securities and is more likely to be impacted by events or conditions affecting Japan. For example, political and economic conditions and changes in regulatory, tax, or economic policy in Japan could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions may result in significant market volatility. Further, economic growth in Japan is heavily dependent on international trade, government support, and consistent government policy. Slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole.

Geographic Concentration in Russia

The Emerging Markets Corporate Bond Fund may have significant exposure to Russia. Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Risks associated with investing in Russia include expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in government decision making, armed conflict, the impact on the economy as a result of civil war or aggression toward other countries, and social instability as a result of religious, ethnic and/or socioeconomic unrest, some of which have been evidenced by recent economic and political turmoil in Russia. There is also the potential for unfavorable action such as expropriation, investment restriction, dilution, investment and currency devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities (including ADRs or GDRs) by or for the benefit of foreign entities, including the Fund. In addition, government approval or special licenses (including by the U.S. government) may be required prior to investing (or to continue to invest) in a particular Russian industry and/or issuer and may limit such investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. Additionally, the Russian economy is particularly sensitive to the price of oil and gas on the world market and trade in such commodities, and a decline in price or trade could have a significant impact on the Russian economy.

Geopolitical Risk

Some countries and regions in which the Funds, except the Duration Funds and Bloomberg Floating Rate Treasury Fund, invest have experienced security concerns, war, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical and other events may also disrupt securities markets and during such market disruptions, a Fund’s exposure to the other risks described herein will likely increase. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause a Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer them on a more limited basis. Each of the foregoing may negatively impact a Fund’s investments.

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Hedging Risk

The Duration Funds are subject to hedging risk. The short positions in U.S. Treasuries contained in each Duration Fund’s underlying Index, as well as the Duration Funds’ holdings to obtain such exposure, are not intended to mitigate credit risk or mitigate changes in bond values associated with investor perceptions regarding, or premiums placed on, credit risk (i.e., credit risk premiums) or otherwise mitigate risks associated with other factors influencing the price of such bonds, which may have a greater impact than rising or falling interest rates.

Barclays U.S. Aggregate Bond Negative Duration Fund and BofA Merrill Lynch High Yield Negation Duration Fund (the “Negative Duration Funds”). Investors should anticipate that due to the negative duration target, the Negative Duration Funds will be highly sensitive to interest rate changes. The higher (whether positive or negative) a bond fund’s duration, the greater its sensitivity to interest rates changes and fluctuations in value, whether positive or negative, will be more pronounced. For example, a fund, in seeking to track the Index with a negative five year duration target, could potentially decrease in value by five percent (or more) if interest rates fall one percent. Accordingly, the short positions will likely result in negative Fund performance if interest rates fall, including significant negative Fund performance in a falling interest rate environment.

Barclays U.S. Aggregate Bond Zero Duration Fund and BofA Merrill Lynch High Yield Zero Duration Fund (the “Zero Duration Funds”). The underlying Index of each Zero Duration Fund seeks to mitigate the potential negative impact of rising U.S. Treasury rates on the performance of bonds in the long portfolio of the Index. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions.

Each Duration Fund’s underlying Index’s short positions also may fail to provide the targeted duration in light of changes in the shape of the U.S. Treasury curve. The interest rate profile between the long and short exposures of an index and fund could also evolve significantly between monthly rebalancing. This could lead to temporary dislocations between a Fund’s intended and actual sensitivity to interest rates, which could impact performance. There may also be significant differences between the bond markets and U.S. Treasury markets (including futures markets for U.S. Treasuries) that could result in a Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. In addition, when interest rates fall, an unhedged investment in the same long portfolio of bonds will outperform the Fund.

High Yield Securities Risk

BofA Merrill Lynch High Yield Bond Negative Duration Fund and BofA Merrill Lynch High Yield Bond Zero Duration Fund invest primarily in high yield securities. In addition, each Fixed Income Active Fund may invest a limited portion of its assets in securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch. Such securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Funds may lose their entire investment.

Interest Rate Risk

The market value of fixed income securities, and financial instruments related to fixed income securities, will change in response to changes in interest rates and may change in response to other factors, such as perception of an issuer’s creditworthiness. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities tend to be more sensitive to changes in interest rates and thus subject to greater volatility than securities with shorter maturities. The “average portfolio maturity” of a Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer portfolio maturities generally are subject to greater interest rate risk.

Investment Risk

As with all investments, an investment in the Funds is subject to investment risk. Investors in the Funds could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Funds is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Investment in ETFs Risk

To the extent a Fund invests a portion of its assets in other ETFs, the Fund’s investment performance and risks may be directly related to the investment performance and risks of such ETFs. Fund shareholders indirectly bear a proportionate share of the fees and expenses of the other ETFs in addition to the Fund’s expenses. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track.

Investment Style Risk

The Fixed Income Index Funds invest in the securities included in, or representative of, their underlying Indexes regardless of their investment merit. The Fixed Income Index Funds do not attempt to outperform their underlying Indexes or take defensive positions in declining markets. As a result, a Fund’s performance may be adversely affected by a general decline in the market segments relating to its underlying Index. The returns from the types of securities in which a fund invests may underperform returns from the various general securities markets or different asset classes. This may cause a fund to underperform other investment vehicles that invest in different asset classes. Different types of securities tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Issuer Credit Risk

The financial condition of an issuer of a debt security or other instrument may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a security if the issuer defaults. Recent events have resulted in increased concerns about credit risk and exposure, including the U.S. Treasury. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s Investors Service, Inc., Standard & Poor’s Corporation, or Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

Issuer-Specific Risk

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Funds.

Management Risk

All of the Funds (except for the Fixed Income Index Funds) are actively managed using proprietary investment strategies and processes. Each such Fund is subject to active management or security-selection risk and its performance therefore will reflect, in part, the ability of the Sub-Adviser to select investments and to make investment decisions that are suited to achieving a Fund’s investment objective. The Sub-Adviser’s assessment of a particular investment, company, sector or country and/or assessment of broader economic, financial or other macro views, may prove incorrect, including because of factors that were not adequately foreseen, and the selection of investments may not perform as well as expected when those investments were purchased or as well as the markets generally, resulting in Fund losses or underperformance. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Funds will achieve their investment objective or outperform other investment strategies over the short- or long-term market cycles. This risk is exacerbated when an investment or multiple investments made as a result of such decisions are significant relative to a Fund’s net assets.

Market Risk

The trading prices of currencies, fixed income securities, commodities, equity securities, and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. A Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Mortgage- and Asset-Backed Securities Risk

Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a TBA Transaction would expose a fund to possible loss.

Non-Correlation Risk

As with all index funds, the performance of the Fixed Income Index Funds and their underlying Indexes may differ from each other for a variety of reasons. For example, a fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by their underlying Indexes. In addition, a Fixed Income Index Fund may not be fully invested in the securities of its underlying Index at all times or may hold securities not included in its underlying Index. For example, it may take several business days for additions and deletions to the underlying Index to be reflected in the portfolio composition of a Fund. The use of sampling techniques may affect a Fund’s ability to achieve close correlation with its underlying Index. Each Fixed Income Index Fund uses a representative sampling strategy and generally can be expected to have a greater non-correlation risk, and this risk may be heightened during times of market volatility or other unusual market conditions.

Non-Diversification Risk

Each Fund is considered to be non-diversified, which means that each Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. To the extent a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Offshore Investor Risk

The opportunity for offshore investors, such as the Brazilian Real Strategy Fund, Chinese Yuan Strategy Fund and Indian Rupee Strategy Fund, to access certain markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of securities designed to provide offshore investors with exposure to such markets. As a result, returns achieved by offshore investors, such as the Funds, could differ from those available to domestic investors in the selected countries.

Portfolio Turnover Risk

The Duration Funds’ investment strategies may result in high portfolio turnover rates for the Duration Funds. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect a Fund’s performance.

Repurchase Agreement Risk

A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Funds will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before a Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

Risk of Limited Issuance

The issuance of FRNs by the U.S. Treasury is new and the amount of supply will be limited. There is no guarantee or assurance that: (i) the Bloomberg Floating Rate Treasury Fund will be able to invest in a desired amount of FRNs, (ii) the Bloomberg Floating Rate Treasury Fund will be able to buy FRNs at a desirable price, (iii) FRNs will continue to be issued by the U.S. Treasury, or (iv) FRNs will be actively traded. Any or all of the foregoing, should they occur, would negatively impact the Bloomberg Floating Rate Treasury Fund.

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Sector Risks

The following sector risks apply to the Strategic Corporate Bond Fund, Emerging Markets Corporate Bond Fund and Western Asset Unconstrained Bond Fund, as specified below:

Basic Materials Investing

The Emerging Markets Corporate Bond Fund may invest in companies in the basic materials sector. The basic materials sector includes, for example, metals and mining, chemicals and forest product companies. This sector can be significantly affected by, among other things, swift fluctuations in supply and demand for basic materials, commodity price volatility, world economic growth, depletion of natural resources and energy conservation, technological progress, and government regulations, including international political and economic developments, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. As the demand for, or prices of, basic materials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, basic materials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Energy Investing

The Emerging Markets Corporate Bond Fund may invest in companies in the energy sector. The energy sector can be significantly affected by, among other things: worldwide economic growth, worldwide demand, political instability in the Middle East, eastern Europe or other oil or gas producing regions, and volatile oil prices. Securities prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, exchange rates, interest rates, increased competition and technological advances, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit these companies’ earnings. A significant portion of revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. As the demand for, or prices of, energy increase, the value of a Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, energy generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Financial Sector Risk

The Strategic Corporate Bond Fund, Emerging Markets Corporate Bond Fund and Western Asset Unconstrained Bond Fund may invest in companies in the financial sector. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, credit downgrades and fallout from the housing and sub-prime mortgage crisis. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant infusions of capital, including from the government, and may face future government-imposed restrictions on their businesses or increased government intervention. These factors and events have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.

Industrial Investing

The Emerging Markets Corporate Bond Fund and Strategic Corporate Bond Fund may invest in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

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Shares of the Funds May Trade at Prices Other Than NAV

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a Fund will not materially differ from a Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to supply and demand of a Fund’s shares and/or during periods of market volatility. Thus, you may pay more (or less) than NAV when you buy shares of a Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses.

Short Sales Risk

The Duration Funds, the Western Asset Unconstrained Bond Fund and the Japan Interest Rate Strategy Fund will engage in “short sale” transactions. A short sale involves the sale by a Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. A Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of a Fund increases as the value of a portfolio security or instrument increases. A Fund may enter into short positions in U.S. Treasuries as well as short derivative positions through futures contracts on U.S. Treasuries. If the price of the security or derivative that is the subject of a short sale increases, then a fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund. Further, in times of unusual or adverse economic, market or political conditions, neither the Index nor the Fund may be able to fully or partially implement its short selling strategy.

Sovereign Debt Risk

Each Fund, except the Duration Funds and Bloomberg Floating Rate Treasury Fund, may invest a significant portion of its assets in sovereign debt. The Funds’ investments in sovereign debt, which includes securities issued or guaranteed by a foreign sovereign government, present risks not associated with investments in other types of bonds. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest payments when due, and the Funds may have limited recourse against the issuing government or agency in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, may be more volatile than prices of U.S. bonds. In the past, governments of certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, refused to honor their payment obligations on their sovereign debt, and restructured their indebtedness. The restructuring of sovereign debt may involve obtaining additional credit to finance outstanding obligations and the reduction or rescheduling of payments of interest and principal. As a holder of such sovereign debt, the Funds may be asked to participate in the restructuring of such sovereign indebtedness. There can be no assurance that such restructurings will result in the full repayment of the issuer’s sovereign debt.

Subsidiary Investment Risk

The Japan Interest Rate Strategy Fund seeks to gain exposure to JGBs, in whole or in part, through investments in the WisdomTree Subsidiary. The WisdomTree Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Thus, the Japan Interest Rate Strategy Fund, as an investor in the WisdomTree Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, recent and/or future changes in the laws of the United States and/or the Cayman Islands, under which the Japan Interest Rate Strategy Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the Japan Interest Rate Strategy Fund and/or the WisdomTree Subsidiary to operate as intended and could negatively affect the Japan Interest Rate Strategy Fund and its shareholders.

U.S. Treasury Exposure Risk

The methodology used to select U.S. Treasuries for the underlying Indexes of the Duration Funds (or U.S. Treasuries or U.S. Treasury futures, in the case of the Duration Funds) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Duration Funds.

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Yield Curve Risk

The Duration Funds and their underlying Indexes will have short exposure to U.S. Treasuries with different maturity dates and weightings. The Negative Duration Funds are expected to be more heavily weighted to longer maturity U.S. Treasuries. The short exposure in the Negative Duration Funds and their underlying Indexes, respectively, is expected to have greater sensitivity to interest rates than the long exposure of the Negative Duration Funds and their underlying Indexes, respectively, in targeting the desired overall interest rate sensitivity, which has a duration of less than zero. Interest rates do not change uniformly for U.S. Treasuries of differing lengths of maturity in response to market and economic conditions. For example, interest rates for shorter maturity U.S. Treasuries may rise or fall more or less than interest rates for longer maturity U.S. Treasuries and rates may rise for U.S. Treasuries of certain maturities but fall for U.S. Treasuries of different maturities. Changes in interest rates among U.S. Treasuries with different maturities could impact returns produced both by the long exposures and short exposures of the Index and Fund in different ways, which could lead to unexpected performance, including Fund losses. This risk is heightened for the Negative Duration Funds and their underlying Indexes given the difference long and short in maturity exposures. The methodology of each Duration Fund Index and the investment approach of the Duration Funds seek to address this risk, but are subject to the constraints of providing the desired overall interest rate profile and evolving market conditions, and there is no guarantee that any such risk will be reduced or the desired outcome will occur.

Additional Non-Principal Risk Information

Trading. Although each Fund’s shares are listed for trading on NYSE Arca, Inc. or NASDAQ (each a “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Securities Lending. Although the Funds are indemnified by the Funds’ lending agent for losses incurred in connection with a borrower’s default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned. These events could also trigger negative tax consequences for a Fund.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Portfolio Holdings Information

Information about each Fund’s daily portfolio holdings is available at www.wisdomtree.com. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (August 31) and its second fiscal quarter (February 28) in its reports to shareholders. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (November 30 and May 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Trust’s Statement of Additional Information (“SAI”).

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Management

Investment Adviser

As investment adviser, WisdomTree Asset Management has overall responsibility for the general management and administration of WisdomTree Trust (the “Trust”) and each of its separate investment portfolios called “Funds.” WisdomTree Asset Management is a registered investment adviser with offices located at 245 Park Avenue, 35th Floor, New York, NY 10167, and is a leader in ETF management. As of September 30, 2015, WisdomTree Asset Management had assets under management totaling approximately $52.74 billion. WisdomTree Investments, Inc.* is the parent company of WisdomTree Asset Management. WisdomTree Asset Management provides an investment program for each Fund. The Adviser provides proactive oversight of each Sub-Adviser, defined below, daily monitoring of the Sub-Adviser’s buying and selling of securities for the applicable Fund, and regular review of each Sub-Adviser’s performance. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate.

For the fiscal year ended August 31, 2015, the Funds paid advisory fees to the Adviser, as a percentage of net assets, in the amounts listed below.

Name of Fund	Advisory Fee Rate
Bloomberg U.S. Dollar Bullish Fund	0.50%
Brazilian Real Strategy Fund	0.45%
Chinese Yuan Strategy Fund	0.45%
Commodity Currency Strategy Fund	0.55%
Emerging Currency Strategy Fund	0.55%
Indian Rupee Strategy Fund	0.45%
Asia Local Debt Fund	0.55%
Australia & New Zealand Debt Fund	0.45	%(1)
Barclays U.S. Aggregate Bond Enhanced Yield Fund	0.20	%(2)
Barclays U.S. Aggregate Bond Negative Duration Fund	0.28%
Barclays U.S. Aggregate Bond Zero Duration Fund	0.23%
Bloomberg Floating Rate Treasury Fund	0.20	%(3)
BofA Merrill Lynch High Yield Bond Negative Duration Fund	0.48%
BofA Merrill Lynch High Yield Bond Zero Duration Fund	0.43%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Japan Interest Rate Strategy Fund	0.50%
Strategic Corporate Bond Fund	0.50	%(4)
Western Asset Unconstrained Bond Fund	0.60	%(5)
(1)

WisdomTree Asset Management, Inc. has voluntarily agreed to limit the Management Fee to 0.30% effective November 10, 2015. This voluntary waiver may be reduced or discontinued at any time without notice.

(2)

WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.12% through December 31, 2016. This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time.

(3)

WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.15% through December 31, 2016. This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time.

(4)

WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.45% through December 31, 2016. This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time.

(5)

WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.55% through December 31, 2016. This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time.

Under the Investment Advisory Agreement for each Fund, WisdomTree Asset Management has agreed to pay generally all expenses of each Fund, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement for each Fund, please see the “Management of the Trust” section of the SAI. Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of chief compliance officer (“CCO”) services with respect to each Fund, and is liable and responsible for, and administers payments to the CCO, the Independent Trustees and counsel to the

*	“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust.

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Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

The basis for the Board of Trustees’ approval of the Investment Advisory Agreement for each Fund, except the Fixed Income Index Funds and the Bloomberg U.S. Dollar Bullish Fund, is available in the Trust’s Semi-Annual Report to Shareholders for the period ending February 28, 2015. The basis for the Board of Trustees’ approval of the Fixed Income Index Funds, except Barclays U.S. Aggregate Bond Enhanced Yield Fund, and the Bloomberg U.S. Dollar Bullish Fund’s Investment Advisory Agreement is available in the Trust’s Semi-Annual Report to Shareholders for the period ended February 28, 2014. The basis for the Board of Trustees’ approval of the Western Asset Unconstrained Bond Fund and Barclays U.S. Aggregate Bond Enhanced Yield Fund’s Investment Advisory Agreement is available in the Trust’s Annual Report to Shareholders for the period ended August 31, 2015.

WisdomTree Asset Management is also responsible for the general management and administration of the Japan Interest Rate Strategy Fund’s WisdomTree Subsidiary’s investment program pursuant to a separate investment advisory agreement between the Adviser and the WisdomTree Subsidiary. Under the advisory agreements, the Adviser provides the WisdomTree Subsidiary with the same type of management, for the same fee and under essentially the same terms, as is provided to the Funds. The WisdomTree Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting services with the same service providers that provide those services to the Funds.

Sub-Advisers

The sub-adviser to the Funds, except for the Western Asset Managed Funds (as defined below) (collectively, the “Mellon Capital Managed Funds”), is Mellon Capital Management Corporation (“Mellon Capital”). Mellon Capital, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 50 Fremont Street, San Francisco, California 94105. As of September 30, 2015, Mellon Capital had assets under management totaling approximately $350 billion (including $3 billion in overlay). Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company. Mellon Capital chooses the Fund’s portfolio investments and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Mellon Capital for providing sub-advisory services to the Funds.

The sub-advisers to the Brazilian Real Strategy Fund, Emerging Markets Corporate Bond Fund, Japan Interest Rate Strategy Fund, Strategic Corporate Bond Fund and Western Asset Unconstrained Bond Fund (collectively, the “Western Asset Managed Funds”) are Western Asset Management Company (“Western Asset Management”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore” and together with Western Asset Management and Western Asset London, “Western Asset”), each of which is a wholly-owned subsidiary of Legg Mason, Inc. Established in 1971, Western Asset Management has offices located at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018 and acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Founded in 1984, Western Asset London has offices located at 10 Exchange Place, Primrose Street, London EC2A 2EN, England. Western Asset Singapore was founded in 2000 and has offices located at 1 George Street #23-01, Singapore 049145. Western Asset London and Western Asset Singapore provide certain sub-advisory services that relate to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Each Western Asset office provides services relating to relevant portions of the Western Asset Managed Funds as appropriate.

As of September 30, 2015, the total assets under management of Western Asset and its supervised affiliates, including Western Asset Management, Western Asset London and Western Singapore, were approximately $446.1 billion.

Mellon Capital is responsible for the day-to-day management of each Mellon Capital Managed Fund and Western Asset is responsible for the day-to-day management of each Western Asset Managed Fund. The sub-advisers choose each Fund’s portfolio investments and place orders to buy and sell the Fund’s portfolio investments.

The basis for the Board of Trustees’ approval of the Investment Sub-Advisory Agreement for each Fund, except the Fixed Income Index Funds, Brazilian Real Strategy Fund, and the Bloomberg U.S. Dollar Bullish Fund, is available in the Trust’s Semi-Annual Report to Shareholders for the period ending February 28, 2015. The basis for the Board of Trustees’ approval of the Fixed Income Index Funds, except Barclays U.S. Aggregate Bond Enhanced Yield Fund, and the Bloomberg U.S. Dollar Bullish Fund’s Investment Sub-Advisory Agreements is available in the Trust’s Semi-Annual Report to Shareholders for the period ended February 28, 2014. The basis for the Board of Trustees’ approval of the Brazilian Real Strategy Fund’s Investment Sub-Advisory Agreement is available in the Trust’s Annual Report to Shareholders for the period ended August 31, 2014. The basis for the Board of Trustees’ approval of the Western Asset Unconstrained Bond Fund and Barclays U.S. Aggregate Bond Enhanced Yield Fund’s Investment Sub-Advisory Agreement is available in the Trust’s Annual Report to Shareholders for the period ended August 31, 2015.

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WisdomTree Asset Management, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day activities of the Funds. The sub-advisers are subject to oversight by WisdomTree Asset Management. WisdomTree Asset Management and the Trust have obtained an exemptive order from the SEC that permits WisdomTree Asset Management, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for each of the Funds without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. WisdomTree Asset Management has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. WisdomTree Asset Management is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

Portfolio Managers

Mellon Capital. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of each Mellon Capital Managed Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in each Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The individual members of the team who are jointly and primarily responsible for the day-to-day management of each Mellon Capital Managed Fund’s portfolio are listed below.

Paul Benson, CFA, is a Managing Director and Head of Mellon Capital’s Fixed Income Portfolio Management Team. Previously at MCM, Paul was a Senior Portfolio Manager, responsible for the Yield Curve Arbitrage strategy within Global Asset Allocation portfolios. Prior to joining Mellon Capital, was a senior Fixed Income Portfolio Associate at PIMCO in Newport Beach where he analyzed portfolios and implemented/managed U.S. and Global Fixed Income active portfolios. He received his B.A. from the University of Michigan, Ann Arbor. Mr. Benson has 20 years of investment experience.

Stephanie Shu, CFA, is a Director of Mellon Capital’s Active Fixed Income Team. Ms. Shu has attained the Chartered Financial Analyst designation. Ms. Shu is responsible for managing all fixed income beta strategies as well as all fixed income quantitative model implementation. She received her M.S. from Texas A&M University and has over 17 years of investment experience.

Mr. Benson and Ms. Shu manage the Emerging Markets Local Debt Fund, Asia Local Debt Fund, Australia & New Zealand Debt Fund and the Currency Strategy Funds. Ms. Shu has been a member of the portfolio management team for each Fund since inception and a portfolio manager for the Emerging Markets Local Debt Fund and Asia Local Debt Fund since inception. Ms. Shu has been a portfolio manager of the Currency Strategy Funds and the Australia & New Zealand Debt Fund since October 2015. Mr. Benson has managed each Fund since October 2015.

Western Asset. Western Asset utilizes a broad team of portfolio managers, sector specialists and other investment professionals to manage the assets of the Western Asset Managed Funds. In the context of this larger team, senior portfolio managers work together to manage the assets of each Fund, develop and implement investment strategies, and coordinate with other relevant investment team members. The senior portfolio managers meet regularly to review portfolio holdings, discuss purchase and sale activity, and adjust holdings in each Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Emerging Markets Corporate Bond Fund’s portfolio are listed below.

S. Kenneth Leech is Chief Investment Officer of Western Asset. As CIO, Mr. Leech leads Western Asset’s investment efforts and is responsible for the development and the coordination of firmwide investment strategies. Mr. Leech has been employed by Western Asset for 25 years. He attended the University of Pennsylvania’s Wharton School where he obtained three degrees. Mr. Leech’s 38 year money-management career has emphasized fixed-income strategy and interest rate analysis.

Chia-Liang Lian is currently Head of Emerging Markets Debt at Western Asset. Mr. Lian has 21 years of investment experience, having joined the Firm in 2011 after approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management. Mr. Lian also spent eight years as a sovereign debt strategist at JP Morgan Chase and Merrill Lynch, and four years at the Monetary Authority of Singapore (MAS) as a senior economist responsible for formulating exchange rate policy. He is based in Western Asset’s Singapore office, where he oversees the local investment team responsible for the Firm’s Asian debt. Under his leadership, Western Asset received Benchmark Magazine’s Best-In-Class House Award in Asia Fixed Income in 2012. Mr. Lian holds the Chartered Financial Analyst designation and has an undergraduate degree in Economics from the National University of Singapore where he graduated as part of the MAS scholars program.

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In addition to Mr. Leech, the individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Strategic Corporate Bond Fund’s portfolio are listed below.

Ryan K. Brist is currently the Head of Global Investment Grade Credit and previously was the Head of U.S. Investment Grade Credit of Western Asset Management since 2009. Prior to that time, he served as the Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P., and Chief Investment Officer/Senior Portfolio Manager at Delaware Investment Advisor for a combined total of nine years. Mr. Brist has 22 years of investment experience.

Michael C. Buchanan is the Deputy Chief Investment Officer and has been employed as an investment professional with Western Asset Management during the past five years. Mr. Buchanan has 25 years of investment experience.

Paul Shuttleworth has been the Head of Non-U.S. Credit of Western Asset Management Company Limited since 2012. Prior to that time, he served as the Managing Director, Head of Sterling Fixed Income at BlackRock Inc. and Director, Sterling Fixed Income/Head of Pan European Credit at Merrill Lynch Investment Managers for a combined total of eleven years. Mr. Shuttleworth has 29 years of investment experience.

Kevin J. Ritter, CFA, Portfolio Manager at Western Asset Management since 2006. Prior to that time he began his career in 1998 in the capital markets group at Dresdner Kleinwort Wasserstein LLC and ING Baring LLC before serving as Emerging Markets Trader at Payden & Rygel from 2004 to 2005. Mr. Ritter is a graduate of Dartmouth College.

In addition to Mr. Leech, Christopher Orndorff is also jointly and primarily responsible for the day-to-day management of the Brazilian Real Strategy Fund’s portfolio.

Christopher Orndorff, CFA, specializes in alternative strategies at Western Asset. Mr. Orndorff joined Western Asset in 2010 as a Portfolio Manager after serving nearly 22 years as Managing Principal and Executive Committee Member at Payden & Rygel. Mr. Orndorff has attained the CFA designation. He received his B.A. from Miami University and holds an MBA from the University of Chicago’s Graduate School of Business.

In addition to Mr. Leech, Kazuto Doi is also jointly and primarily responsible for the day-to-day management of the Japan Interest Rate Strategy Fund’s portfolio.

Kazuto Doi currently serves as the Head of the Investment Management team in Japan at Western Asset. In his current capacity, Mr. Doi heads up teams of investment professionals managing Japanese fixed-income, global fixed-income, and active currency strategies out of the Tokyo office. Mr. Doi joined Western Asset in 2005 as a result of the acquisition of Citigroup Asset Management (CAM) by Legg Mason. Mr. Doi has a bachelor of arts in economics from Kyoto University, and a master of science in finance from Boston College. He is also a chartered member of the Security Analysts Association of Japan.

In addition to Mr. Leech, Mr. Lian, Mr. Orndorff, and Mr. Buchanan, Mark Lindbloom and Anup Agarwal are also primarily responsible for the day-to-day management of the Western Asset Unconstrained Bond Fund’s portfolio.

Mark Lindbloom is a Portfolio Manager of Western Asset and has been employed by Western Asset since 2005. Prior to that time, Mr. Lindbloom held the position of Portfolio Manager for Citigroup Asset Manager for over 20 years. Mr. Lindbloom is a member of Western Asset’s U.S. Broad Strategy Committee and Market & Credit Risk Committee. Mr. Lindbloom is a graduate of Rider University and received his MBA from Pace University.

Anup Agarwal is Head of MBS/ABS of Western Asset and has been employed by Western Asset since 2013. Prior to that time, Mr. Agarwal held the position of Portfolio Manager and Head of Consumer Credit at Stark Investments, and was Senior Manager, Head of Credit and Research at Invesco Fixed Income. Mr. Agarwal is a member of Western Asset’s U.S. Broad Strategy Committee. Mr. Agarwal is a graduate of Indian Institute of Technology, B. Tech. and received his MBA in Finance from Temple University.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Funds that they manage.

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Additional Information on Buying and Selling Fund Shares

Most investors will buy and sell shares of the Funds through brokers. Shares of the Funds trade on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges. Shares of the Funds trade under the trading symbols listed on the cover of this Prospectus.

Share Trading Prices

Transactions in Fund shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor (as defined below) and you thereafter purchase or redeem shares directly from a Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of each Fund is disseminated every 15 seconds throughout the trading day by the Listing Exchange or by other information providers. This approximate value should not be viewed as a “real-time” update of the Funds’ NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments held by the Funds. The Funds, the Adviser and their affiliates are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of Net Asset Value

The NAV of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (the ”NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by the Funds when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Dividends and Distributions

Each of the Fixed Income Funds (except for the Japan Interest Rate Strategy Fund) intends to pay out dividends, if any, on a monthly basis. Nonetheless, each Fund may not make a dividend payment every month. The Bloomberg U.S. Dollar Bullish Fund, Brazilian Real Strategy Fund, Chinese Yuan Strategy Fund, Commodity Currency Strategy Fund, Emerging Currency Strategy Fund, and Indian Rupee Strategy Fund (together, the “Currency Strategy Funds”) and the Japan Interest Rate Strategy Fund intend to pay out dividends, if any, on an annual basis.

Each Fund intends to distribute its net realized capital gains to investors annually. The Funds occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that

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apply to any securities that you hold in book entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

The Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Since the Funds are ETFs, only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Funds. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and may help keep ETF trading prices in line with NAV, each Fund accommodates frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase index tracking error (for index-based Funds) and portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. Each Fund reserves the right to reject any purchase order at any time. Each Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state and local tax laws.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■	A Fund makes distributions;

■	You sell Fund shares; and

■	You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Since each Fund’s income is derived primarily from sources that do not pay dividends or from non-U.S. sources, it is not expected that a substantial portion of dividends paid by any Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.”

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In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Funds and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

A Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. A Fund (and, in the case of Japan Interest Rate Strategy Fund, the WisdomTree Subsidiary also) may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Funds may be less tax efficient if they include such a cash payment than if the in-kind redemption process was used.

Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Funds (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When You Sell Fund Shares

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities or non-U.S. currency for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash or non-U.S. currency received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss that is realized by an Authorized Participant who does not mark-to-market its holding upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, recognize any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Any such gains or losses will generally be treated as ordinary income or loss.

118	WisdomTree Trust Prospectus

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

Foreign Investments by the Funds

Interest and other income received by a Fund or the WisdomTree Subsidiary with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may need to file claims for refunds to secure the benefits of a reduced rate. If as of the close of a taxable year more than 50% of the total assets of a Fund consist of stock or securities of foreign corporations, the Fund intends to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If a Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.

Investment in the WisdomTree Subsidiary

One of the requirements for qualification as a RIC under Subchapter M of the Code is that a Fund diversify its holdings so that, at the end of each quarter of its taxable year, not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships. It is not clear whether the Japan Interest Rate Strategy Fund could satisfy this requirement if it directly entered into investments generating short exposure to JGBs in amounts calculated to track the performance of the Index. As a result, some or all of the Japan Interest Rate Strategy Fund’s investments generating short exposure to JGBs will be held through the WisdomTree Subsidiary, and the Japan Interest Rate Strategy Fund intends to limit its investment in the WisdomTree Subsidiary to no more than 25% of the value of its total assets at the end of each quarter of its taxable year.

As noted above, it is not clear whether the Japan Interest Rate Strategy Fund could satisfy the diversification requirements noted above without relying on the Subsidiary. Recent amendments to U.S. Treasury Regulations which will be in effect for the Fund’s fiscal quarter ending February 28, 2016 will require the Fund to look through the Subsidiary to the underlying assets in applying the diversification requirements to the Fund. If the IRS were to determine that the Japan Interest Rate Strategy Fund had not met the diversification requirements under Subchapter M of the Code, and if such assertion were upheld, the Japan Interest Rate Strategy Fund might cease to qualify as a RIC or could be required to reduce its exposure to JGBs, which in turn could result in difficulty in implementing its investment strategy. If the Japan Interest Rate Strategy Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, its taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. If the Japan Interest Rate Strategy Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Japan Interest Rate Strategy Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Japan Interest Rate Strategy Fund may incur significant entity-level taxes and may be forced to dispose of certain assets. If the Japan Interest Rate Strategy Fund were to fail to qualify as a RIC for a period greater than two taxable years, it would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. A failure to qualify as a RIC could cause investors in the Japan Interest Rate Strategy Fund to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on its returns. In such event, the Japan Interest Rate Strategy Fund’s Board of Trustees may determine to reorganize or close the Japan Interest Rate Strategy Fund or materially change its investment objective and strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Japan Interest Rate Strategy Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the Japan Interest Rate Strategy Fund and/or the WisdomTree Subsidiary to operate as described in this Prospectus and could negatively affect the Japan Interest Rate Strategy Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the WisdomTree Subsidiary. If Cayman Islands law changes such that the WisdomTree Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

WisdomTree Trust Prospectus	119

Foreign Currency Investments by the Funds

As described above, each Fund intends to qualify as a RIC as defined in Section 851 of the Code. One of the requirements that must be satisfied for a Fund to qualify as a regulated investment company is that at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”). Gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to a RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future and that such regulations could have a negative impact on a Fund’s ability to qualify as a RIC.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund’s net investment income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains. Additionally, if such losses exceed other investment income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

Distribution

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis in the U.S. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Premium/Discount and NAV Information

Information regarding a Fund’s NAV and how often shares of each Fund traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarter is available at www.wisdomtree.com.

Additional Notices

Listing Exchange

Shares of the Funds are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a Fixed Income Index Fund to track the total return performance of its underlying Index or the ability of its underlying Index to track the performance of their underlying securities. The Listing Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any underlying Index, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing, or trading of the shares of any Fund.

The Listing Exchange does not guarantee the accuracy and/or the completeness of any underlying Index or any data included therein. The Listing Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of each Fund, owners of the shares, or any other person or entity from the use of the Fund’s underlying Index or any data included therein. The Listing Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to a Fund’s underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

WisdomTree and the Funds

WisdomTree Investments and WisdomTree Asset Management (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes of the

120	WisdomTree Trust Prospectus

Fixed Income Index Funds to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes of the Fixed Income Index Funds or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation. WisdomTree Investments has contracted with an independent calculation agent to calculate each underlying WisdomTree Index.

Barclays

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of the Barclays U.S. Aggregate Bond Negative Duration Fund, the Barclays U.S. Aggregate Bond Zero Duration Fund or the Barclays U.S. Aggregate Bond Enhanced Yield Fund (together, the “Barclays Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Barclays Funds. Barclays and the Barclays Indexes are trademarks owned by Barclays Bank PLC and licensed for use by WisdomTree with respect to WisdomTree Trust as the Issuer of the Barclays Funds. Barclays only relationship with the Issuer in respect of the Barclays Indexes is the licensing of the Barclays Indexes, which are determined, composed and calculated by Barclays without regard to the Issuer of the Barclays Funds or the owners of the Barclays Funds. Additionally, WisdomTree may for itself execute transaction(s) with Barclays in or relating to the Barclays Indexes in connection with the Barclays Funds that investors acquire from WisdomTree Trust, and investors in the Barclays Funds neither acquire any interest in the Barclays Indexes nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Barclays Funds. The Barclays Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Barclays Funds or the advisability of investing in securities generally or the ability of the Barclays Indexes to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Barclays Funds with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Barclays Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Barclays Funds or any other third party into consideration in determining, composing or calculating the Barclays Indexes. Barclays has no obligation or liability in connection with administration, marketing or trading of the Barclays Funds.

The licensing agreement between WisdomTree and Barclays is solely for the benefit of WisdomTree and Barclays and not for the benefit of the owners of the Barclays Funds or their investors.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDEXES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDEXES. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARCLAYS INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDEXES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDEXES. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BARCLAYS INDEXES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE BARCLAYS FUNDS.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

BofA Merrill Lynch

The WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund and the WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (together, the “Products”) are not sponsored, endorsed, sold or promoted by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). BofA Merrill Lynch has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Products, nor makes any representation or warranty, express or implied, to the owners of Products or any member of the public regarding the Products

WisdomTree Trust Prospectus	121

or the advisability of investing in the Products, particularly the ability of the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index or the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index (together, the “Indexes”) to track performance of any market or strategy. BofA Merrill Lynch’s only relationship to WisdomTree (“Licensee”) is the licensing of certain trademarks and trade names and the Indexes or components thereof. The Indexes are determined, composed and calculated by BofA Merrill Lynch without regard to the Licensee or the Products or their holders. BofA Merrill Lynch has no obligation to take the needs of the Licensee or the holders of the Products into consideration in determining, composing or calculating the Indexes. BofA Merrill Lynch is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. BofA Merrill Lynch has no obligation or liability in connection with the administration, marketing, or trading of the Products.

BOFA MERRILL LYNCH DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, HOLDERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. BOFA MERRILL LYNCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“BofA Merrill Lynch”, the “BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index” and the “BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index” are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by WisdomTree.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDEXES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCTS (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance (except the Western Asset Unconstrained Bond Fund and Barclays U.S. Aggregate Bond Enhanced Yield Fund) for the past five fiscal years or, if shorter, the period since a Fund’s inception. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

122	WisdomTree Trust Prospectus

Financial Highlights

WisdomTree Currency Strategy and Fixed Income Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$25.11	$25.12
Investment operations:
Net investment loss[1]	(0.13)	(0.08)
Net realized and unrealized gain	4.08	0.07
Total from investment operations	3.95	(0.01)
Distributions to shareholders:
Capital gains	(0.43)	—
Net asset value, end of period	$28.63	$25.11

TOTAL RETURN[2]	15.83%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$340,684	$55,245
Ratios to average net assets of:
Expenses	0.50%	0.51%[3,4]
Net investment loss	(0.48)%	(0.48)%[3]
Portfolio turnover rate[5]	0%	0%

WisdomTree Brazilian Real Strategy Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Net asset value, beginning of year	$19.48	$16.83	$18.81	$28.99	$27.65
Investment operations:
Net investment loss[1]	(0.07)	(0.07)	(0.07)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	(6.08)	2.72	(1.91)	(4.36)	4.68
Total from investment operations	(6.15)	2.65	(1.98)	(4.45)	4.58
Distributions to shareholders:
Capital gains	—	—	—	(5.73)	(3.24)
Net asset value, end of year	$13.33	$19.48	$16.83	$18.81	$28.99

TOTAL RETURN[2]	(31.57)%	15.75%	(10.53)%	(16.14)%	17.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$15,995	$31,163	$40,397	$63,942	$481,253
Ratios to average net assets of:
Expenses	0.45%	0.46%[6]	0.45%	0.45%	0.45%
Net investment loss	(0.40)%	(0.40)%	(0.39)%	(0.38)%	(0.36)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.50%.

[5]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.45%.

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Financial Highlights

WisdomTree Currency Strategy and Fixed Income Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Net asset value, beginning of year	$25.35	$26.22	$25.22	$25.81	$24.84
Investment operations:
Net investment income (loss)[1]	0.06	(0.03)	0.00[2]	(0.06)	(0.09)
Net realized and unrealized gain (loss)	(0.64)	0.20	1.20	0.02	1.21
Total from investment operations	(0.58)	0.17	1.20	(0.04)	1.12
Dividends and distributions to shareholders:
Net investment income	—	(0.21)	—	—	—
Capital gains	(0.10)	(0.83)	(0.20)	(0.55)	(0.15)
Total dividends and distributions to shareholders	(0.10)	(1.04)	(0.20)	(0.55)	(0.15)
Net asset value, end of year	$24.67	$25.35	$26.22	$25.22	$25.81

TOTAL RETURN[3]	(2.30)%	0.63%	4.78%	(0.15)%	4.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$88,827	$152,119	$215,015	$267,383	$567,883
Ratios to average net assets of:
Expenses	0.45%	0.46%[4]	0.45%	0.45%	0.45%
Net investment income (loss)	0.24%	(0.11)%	0.02%	(0.22)%	(0.34)%
Portfolio turnover rate[5]	0%	0%	0%	0%	0%

WisdomTree Commodity Currency Strategy Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period September 24, 2010* through August 31, 2011
Net asset value, beginning of period	$20.10	$19.68	$20.93	$27.78	$25.10
Investment operations:
Net investment loss[1]	(0.09)	(0.11)	(0.10)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(4.50)	0.53	(1.15)	(1.68)	2.90
Total from investment operations	(4.59)	0.42	(1.25)	(1.79)	2.77
Distributions to shareholders:
Capital gains	—	—	—	(5.06)	(0.09)
Net asset value, end of period	$15.51	$20.10	$19.68	$20.93	$27.78

TOTAL RETURN[3]	(22.84)%	2.13%	(5.97)%	(5.75)%	11.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,204	$12,059	$15,747	$25,116	$80,560
Ratios to average net assets of:
Expenses	0.55%	0.56%[4]	0.55%	0.55%	0.55%[6]
Net investment loss	(0.52)%	(0.53)%	(0.48)%	(0.48)%	(0.46)%[6]
Portfolio turnover rate[5]	0%	0%	0%	0%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.45% for the WisdomTree Chinese Yuan Strategy Fund and 0.55% for the WisdomTree Commodity Currency Strategy Fund.

[5]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]	Annualized.

124	WisdomTree Trust Prospectus

Financial Highlights

WisdomTree Currency Strategy and Fixed Income Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Net asset value, beginning of year	$20.43	$19.66	$20.33	$22.87	$21.89
Investment operations:
Net investment loss[1]	(0.10)	(0.11)	(0.10)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	(3.32)	0.88	(0.57)	(1.38)	1.92
Total from investment operations	(3.42)	0.77	(0.67)	(1.48)	1.82
Distributions to shareholders:
Capital gains	—	—	—	(1.06)	(0.84)
Net asset value, end of year	$17.01	$20.43	$19.66	$20.33	$22.87

TOTAL RETURN[2]	(16.74)%	3.92%	(3.30)%	(6.36)%	8.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$52,719	$102,148	$192,628	$274,521	$585,411
Ratios to average net assets of:
Expenses	0.55%	0.56%[3]	0.55%	0.55%	0.55%
Net investment loss	(0.52)%	(0.53)%	(0.48)%	(0.47)%	(0.46)%
Portfolio turnover rate[4]	0%	0%	0%	0%	0%

WisdomTree Indian Rupee Strategy Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Net asset value, beginning of year	$21.39	$17.91	$20.30	$26.78	$25.10
Investment operations:
Net investment loss[1]	(0.09)	(0.09)	(0.08)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	(0.71)	3.57	(2.31)	(3.12)	2.06
Total from investment operations	(0.80)	3.48	(2.39)	(3.20)	1.97
Distributions to shareholders:
Capital gains	—	—	—	(3.28)	(0.29)
Net asset value, end of year	$20.59	$21.39	$17.91	$20.30	$26.78

TOTAL RETURN[2]	(3.74)%	19.43%	(11.77)%	(11.93)%	7.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$12,355	$25,663	$32,230	$18,273	$24,104
Ratios to average net assets of:
Expenses	0.45%	0.46%[3]	0.45%	0.45%	0.45%
Net investment loss	(0.42)%	(0.43)%	(0.39)%	(0.37)%	(0.34)%
Portfolio turnover rate[4]	0%	0%	0%	0%	0%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.55% for the WisdomTree Emerging Currency Strategy Fund and 0.45% for the WisdomTree Indian Rupee Strategy Fund.

[4]	Portfolio turnover rate is not annualized. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

WisdomTree Trust Prospectus	125

Financial Highlights

WisdomTree Currency Strategy and Fixed Income Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Asia Local Debt Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period March 17, 2011* through August 31, 2011
Net asset value, beginning of period	$49.93	$47.41	$51.57	$53.23	$49.85
Investment operations:
Net investment income[1]	1.29	1.15	1.20	1.29	0.60
Net realized and unrealized gain (loss)	(7.28)	2.00	(3.74)	(2.37)	3.21
Total from investment operations	(5.99)	3.15	(2.54)	(1.08)	3.81
Dividends and distributions to shareholders:
Net investment income	(1.08)	(0.47)	(1.34)	(0.58)	(0.43)
Capital gains	—	—	(0.28)	—	—
Return of capital	—	(0.16)	—	—	—
Total dividends and distributions to shareholders	(1.08)	(0.63)	(1.62)	(0.58)	(0.43)
Net asset value, end of period	$42.86	$49.93	$47.41	$51.57	$53.23

TOTAL RETURN[2]	(12.15)%	6.69%	(5.14)%	(2.00)%	7.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$38,574	$339,553	$493,089	$422,871	$660,086
Ratios to average net assets of:
Expenses	0.55%	0.56%[3]	0.55%	0.55%	0.55%[4]
Net investment income	2.68%	2.36%	2.34%	2.51%	2.52%[4]
Portfolio turnover rate[5]	10%	62%	52%	62%	0%

WisdomTree Australia & New Zealand Debt Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012[6]	For the Year Ended August 31, 2011
Net asset value, beginning of year	$21.25	$19.44	$22.54	$26.31	$22.24
Investment operations:
Net investment income (loss)[1]	0.46	0.64	0.72	0.67	(0.08)
Net realized and unrealized gain (loss)	(4.51)	1.46	(3.22)	(0.70)	5.40
Total from investment operations	(4.05)	2.10	(2.50)	(0.03)	5.32
Dividends and distributions to shareholders:
Net investment income	(0.51)	(0.24)	(0.47)	(0.69)	—
Capital gains	—	—	—	(3.05)	(1.25)
Return of capital	(0.02)	(0.05)	(0.13)	—	—
Total dividends and distributions to shareholders	(0.53)	(0.29)	(0.60)	(3.74)	(1.25)
Net asset value, end of year	$16.67	$21.25	$19.44	$22.54	$26.31

TOTAL RETURN[2]	(19.32)%	10.91%	(11.42)%	0.76%	24.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$103,372	$33,998	$40,831	$45,079	$52,614
Ratios to average net assets of:
Expenses	0.45%	0.46%[3]	0.45%	0.45%	0.45%
Net investment income (loss)	2.54%	3.13%	3.29%	2.99%	(0.35)%
Portfolio turnover rate[5]	9%	27%	42%	9%	0%
*	Commencement of operations.
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.55% for the WisdomTree Asia Local Debt Fund and 0.45% for the WisdomTree Australia & New Zealand Debt Fund.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

126	WisdomTree Trust Prospectus

Financial Highlights

WisdomTree Currency Strategy and Fixed Income Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund	For the Period July 9, 2015* through August 31, 2015
Net asset value, beginning of period	$49.78
Investment operations:
Net investment income[1]	0.16
Net realized and unrealized loss	(0.18)
Total from investment operations	(0.02)
Dividends to shareholders:
Net investment income	(0.12)
Net asset value, end of period	$49.64

TOTAL RETURN[2]	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,964
Ratios to average net assets of:
Expenses, net of expense waivers	0.12%[3]
Expenses, prior to expense waivers	0.20%[3]
Net investment income	2.21%[3]
Portfolio turnover rate[4,5]	51%

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$46.65	$50.05
Investment operations:
Net investment income[1]	0.62	0.51
Net realized and unrealized loss	(2.18)	(3.30)
Total from investment operations	(1.56)	(2.79)
Dividends to shareholders:
Net investment income	(0.67)	(0.61)
Net asset value, end of period	$44.42	$46.65

TOTAL RETURN[2]	(3.36)%	(5.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,767	$4,665
Ratios to average net assets of:
Expenses	0.28%	0.29%[3,6]
Net investment income	1.38%	1.48%[3]
Portfolio turnover rate[4,7]	424%	257%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[5]	The portfolio turnover rate excluding TBA roll transactions for the period ended August 31, 2015 was 6%.

[6]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.28%.

[7]	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2015 and August 31, 2014 were 163% and 96%, respectively.

WisdomTree Trust Prospectus	127

Financial Highlights

WisdomTree Currency Strategy and Fixed Income Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$49.78	$49.98
Investment operations:
Net investment income[1]	0.68	0.54
Net realized and unrealized loss	(1.50)	(0.11)
Total from investment operations	(0.82)	0.43
Dividends and distributions to shareholders:
Net investment income	(0.75)	(0.63)
Return of capital	(0.00)[7]	—
Total dividends and distributions to shareholders	(0.75)	(0.63)
Net asset value, end of period	$48.21	$49.78

TOTAL RETURN[2]	(1.66)%	0.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$28,923	$4,978
Ratios to average net assets of:
Expenses	0.23%	0.24%[3,4]
Net investment income	1.39%	1.52%[3]
Portfolio turnover rate[5,6]	359%	243%

WisdomTree Bloomberg Floating Rate Treasury Fund	For the Year Ended August 31, 2015	For the Period February 4, 2014* through August 31, 2014
Net asset value, beginning of period	$24.99	$25.00
Investment operations:
Net investment loss[1]	(0.01)	(0.01)
Net realized and unrealized gain	0.01	0.00[7]
Total from investment operations	(0.00)[7]	(0.01)
Net asset value, end of period	$24.99	$24.99

TOTAL RETURN[2]	0.00%	(0.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,250	$2,499
Ratios to average net assets of:
Expenses, net of expense waivers	0.15%	0.15%[3]
Expenses, prior to expense waivers	0.20%	0.20%[3]
Net investment loss	(0.06)%	(0.06)%[3]
Portfolio turnover rate[5]	118%	65%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Bloomberg Floating Rate Treasury Fund.

[3]	Annualized.

[4]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.23%.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2015 and August 31, 2014 were 95% and 87%, respectively.

[7]	Amount represents less than $0.005.

128	WisdomTree Trust Prospectus

Financial Highlights

WisdomTree Currency Strategy and Fixed Income Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$22.99	$25.02
Investment operations:
Net investment income[1]	0.83	0.56
Net realized and unrealized loss	(2.17)	(1.96)
Total from investment operations	(1.34)	(1.40)
Dividends to shareholders:
Net investment income	(0.82)	(0.63)
Net asset value, end of period	$20.83	$22.99

TOTAL RETURN[2]	(5.91)%	(5.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,499	$4,597
Ratios to average net assets of:
Expenses	0.48%	0.49%[3,4]
Net investment income	3.82%	3.28%[3]
Portfolio turnover rate[5]	34%	182%

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$24.86	$24.99
Investment operations:
Net investment income[1]	0.90	0.58
Net realized and unrealized loss	(1.67)	(0.08)
Total from investment operations	(0.77)	0.50
Dividends to shareholders:
Net investment income	(0.91)	(0.63)
Net asset value, end of period	$23.18	$24.86

TOTAL RETURN[2]	(3.15)%	1.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,859	$14,916
Ratios to average net assets of:
Expenses	0.43%	0.44%[3,4]
Net investment income	3.75%	3.30%[3]
Portfolio turnover rate[5]	55%	131%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.48% for the WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund and 0.43% for the WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

WisdomTree Trust Prospectus	129

Financial Highlights

WisdomTree Currency Strategy and Fixed Income Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Period March 8, 2012* through August 31, 2012
Net asset value, beginning of period	$77.82	$72.97	$77.63	$75.03
Investment operations:
Net investment income[1]	3.51	3.47	3.29	1.63
Net realized and unrealized gain (loss)	(8.61)	5.56	(4.69)	2.54
Total from investment operations	(5.10)	9.03	(1.40)	4.17
Dividends and distributions to shareholders:
Net investment income	(3.56)	(3.45)	(3.26)	(1.57)
Capital gains	—	(0.73)	—	—
Return of capital	(0.03)	—	—	—
Total dividends and distributions to shareholders	(3.59)	(4.18)	(3.26)	(1.57)
Net asset value, end of period	$69.13	$77.82	$72.97	$77.63

TOTAL RETURN[2]	(6.69)%	12.71%	(2.00)%	5.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$82,956	$116,737	$116,746	$62,103
Ratios to average net assets of:
Expenses	0.60%	0.61%[3]	0.60%	0.60%[4]
Net investment income	4.79%	4.59%	4.22%	4.47%[4]
Portfolio turnover rate[5]	25%	40%	37%	0%

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Net asset value, beginning of year	$47.13	$45.93	$51.16	$53.83	$50.08
Investment operations:
Net investment income[1]	2.17	2.26	2.22	2.41	2.40
Net realized and unrealized gain (loss)	(11.46)	0.64	(5.29)	(3.26)	3.79
Total from investment operations	(9.29)	2.90	(3.07)	(0.85)	6.19
Dividends and distributions to shareholders:
Net investment income	(1.95)	(1.02)	(2.01)	(1.77)	(2.44)
Capital gains	—	(0.14)	(0.15)	(0.05)	—
Return of capital	(0.12)	(0.54)	—	—	—
Total dividends and distributions to shareholders	(2.07)	(1.70)	(2.16)	(1.82)	(2.44)
Net asset value, end of year	$35.77	$47.13	$45.93	$51.16	$53.83

TOTAL RETURN[2]	(20.19)%	6.43%	(6.41)%	(1.45)%	12.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$479,267	$838,859	$1,442,209	$1,197,084	$1,415,705
Ratios to average net assets of:
Expenses	0.55%	0.56%[3]	0.55%	0.55%	0.55%
Net investment income	5.22%	4.84%	4.31%	4.76%	4.65%
Portfolio turnover rate[5]	22%	78%	57%	43%	30%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.60% for the WisdomTree Emerging Markets Corporate Bond Fund and 0.55% for the WisdomTree Emerging Markets Local Debt Fund.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

130	WisdomTree Trust Prospectus

Financial Highlights

WisdomTree Currency Strategy and Fixed Income Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Interest Rate Strategy Fund (consolidated)	For the Year Ended August 31, 2015	For the Period December 18, 2013* through August 31, 2014
Net asset value, beginning of period	$48.94	$49.94
Investment operations:
Net investment loss[1]	(0.24)	(0.16)
Net realized and unrealized gain (loss)	1.37	(0.84)
Total from investment operations	1.13	(1.00)
Distributions to shareholders:
Capital gains	(1.01)	—
Net asset value, end of period	$49.06	$48.94

TOTAL RETURN[2]	2.29%	(2.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,906	$4,894
Ratios to average net assets of:
Expenses	0.50%	0.51%[3,4]
Net investment loss	(0.49)%	(0.47)%[3]
Portfolio turnover rate[5]	0%	0%

WisdomTree Strategic Corporate Bond Fund	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Period January 31, 2013* through August 31, 2013
Net asset value, beginning of period	$76.10	$72.78	$74.76
Investment operations:
Net investment income[1]	2.58	2.49	1.37
Net realized and unrealized gain (loss)	(2.71)	3.81	(2.08)
Total from investment operations	(0.13)	6.30	(0.71)
Dividends and distributions to shareholders:
Net investment income	(3.03)	(2.64)	(1.27)
Capital gains	—	(0.34)	—
Total dividends and distributions to shareholders	(3.03)	(2.98)	(1.27)
Net asset value, end of period	$72.94	$76.10	$72.78

TOTAL RETURN[2]	(0.19)%	8.81%	(0.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,294	$7,610	$14,555
Ratios to average net assets of:
Expenses, net of expense waivers	0.45%	0.46%[6]	0.45%[3]
Expenses, prior to expense waivers	0.50%	0.51%[6]	0.50%[3]
Net investment income	3.43%	3.34%	3.18%[3]
Portfolio turnover rate[5]	15%	36%	5%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Strategic Corporate Bond Fund.

[3]	Annualized.

[4]	Included in the expense ratio are proxy expenses (which are not annualized). Without these proxy expenses, the annualized expense ratio would have been 0.50%.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio (net of expense waivers) would have been 0.45% and the expense ratio (prior to expense waivers) would have been 0.50%.

WisdomTree Trust Prospectus	131

Financial Highlights

WisdomTree Currency Strategy and Fixed Income Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Western Asset Unconstrained Bond Fund	For the Period June 11, 2015* through August 31, 2015
Net asset value, beginning of period	$50.02
Investment operations:
Net investment income[1]	0.41
Net realized and unrealized loss	(1.15)
Total from investment operations	(0.74)
Dividends to shareholders:
Net investment income	(0.35)
Net asset value, end of period	$48.93

TOTAL RETURN[2]	(1.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,893
Ratios to average net assets of:
Expenses, net of expense waivers	0.55%[3]
Expenses, prior to expense waivers	0.60%[3]
Net investment income	3.65%[3]
Portfolio turnover rate[4]	3%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the investment adviser for WisdomTree Western Asset Unconstrained Bond Fund.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

132	WisdomTree Trust Prospectus

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

The Trust’s current SAI provides additional detailed information about the Funds. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

To make shareholder inquiries, for more detailed information on the Funds or to request the SAI, annual or semi-annual shareholder reports free of charge, please:

Call:	1-866-909-9473 Monday through Friday 9:00 a.m. to 6:00 p.m. (Eastern time)	Write:	WisdomTree Trust c/o Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine

Visit:	www.wisdomtree.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

©2016 WisdomTree Trust

WisdomTree Funds are distributed in the U.S. by

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

“WisdomTree” is a registered mark of WisdomTree Investments, Inc.

INVESTMENT COMPANY ACT FILE NO. 811-21864

WIS-PR-001-0416

WISDOMTREE® TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated January 1, 2016 as revised April 14, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (“Prospectus”) for each of the following separate investment portfolios (each, a “Fund” and collectively, the “Funds”) of WisdomTree Trust (the “Trust”), as each such Prospectus may be revised from time to time:

WISDOMTREE ALTERNATIVE FUNDS

Managed Futures Strategy Fund	Ticker: WDTI
Global Real Return Fund	Ticker: RRF
WISDOMTREE FIXED INCOME FUNDS
Asia Local Debt Fund	Ticker: ALD
Australia & New Zealand Debt Fund	Ticker: AUNZ
Barclays U.S. Aggregate Bond Enhanced Yield Fund	Ticker: AGGY
Barclays U.S. Aggregate Bond Negative Duration Fund	Ticker: AGND
Barclays U.S. Aggregate Bond Zero Duration Fund	Ticker: AGZD
Bloomberg Floating Rate Treasury Fund	Ticker: USFR
BofA Merrill Lynch High Yield Bond Negative Duration Fund	Ticker: HYND
BofA Merrill Lynch High Yield Bond Zero Duration Fund	Ticker: HYZD
Emerging Markets Corporate Bond Fund	Ticker: EMCB
Emerging Markets Local Debt Fund	Ticker: ELD
Japan Interest Rate Strategy Fund	Ticker: JGBB
Strategic Corporate Bond Fund	Ticker: CRDT
Western Asset Unconstrained Bond Fund	Ticker: UBND
WISDOMTREE CURRENCY STRATEGY FUNDS
Bloomberg U.S. Dollar Bullish Fund	Ticker: USDU
Brazilian Real Strategy Fund	Ticker: BZF
Chinese Yuan Strategy Fund	Ticker: CYB
Indian Rupee Strategy Fund	Ticker: ICN
Commodity Currency Strategy Fund	Ticker: CCX
Emerging Currency Strategy Fund	Ticker: CEW

Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”), except AGND, AGZD, HYND, HYZD, EMCB, JGBB, CRDT and UBND are listed on NASDAQ.

The current Prospectus for each Fund is dated January 1, 2016. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Funds’ audited financial statements for the most recent fiscal year (when available) are incorporated in this SAI by reference to the Funds’ most recent Annual Report to Shareholders (File No. 811-21864). When available, you may obtain a copy of the Funds’ Annual Report at no charge by request to the Fund at the address or phone number noted below.

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A copy of the Prospectus for each Fund may be obtained, without charge, by calling 1-866-909-9473, visiting www.wisdomtree.com, or writing to WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on December 15, 2005 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as the investment adviser to each Fund. WisdomTree Investments, Inc. (“WisdomTree Investments”) is the parent company of WisdomTree Asset Management. Mellon Capital Management Corporation (“Mellon Capital” or the “Sub-Adviser”) is the investment sub-adviser to each Fund, except the Western Asset Managed Funds as defined below (collectively, the “Mellon Capital Managed Funds”). Western Asset Management Company (“Western Asset Management”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore” and together with Western Asset Management and Western Asset London, “Western Asset”) serve as the investment sub-advisers to the Brazilian Real Strategy Fund, Global Real Return Fund, Emerging Markets Corporate Bond Fund, Japan Interest Rate Strategy Fund, Strategic Corporate Bond Fund and Western Asset Unconstrained Bond Fund (collectively, the “Western Asset Managed Funds”). Mellon Capital and Western Asset may each be referred to throughout this SAI as a “Sub-Adviser” and together, as the “Sub-Advisers”. Foreside Fund Services, LLC serves as the distributor (“Distributor”) of the shares of each Fund.

The Funds are actively managed exchange traded funds (“ETFs”). Each Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units” or Creation Unit Aggregations”). Currently, Creation Units generally consist of 100,000 shares for each Fund (except for the Brazilian Real Strategy Fund and Chinese Yuan Strategy Fund whose Creation Units generally consist of 200,000 shares and the Bloomberg Floating Rate Treasury Fund whose Creation Units generally consist of 50,000 shares), though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

Shares of each Fund are listed on a national securities exchange, such as the NYSE Arca, Inc., except shares of the Barclays U.S. Aggregate Bond Negative Duration Fund, Barclays U.S. Aggregate Bond Zero Duration Fund, BofA Merrill Lynch High Yield Bond Negative Duration Fund, BofA Merrill Lynch High Yield Bond Zero Duration Fund, Japan Interest Rate Strategy Fund, Emerging Markets Corporate Bond Fund, Strategic Corporate Bond Fund and Western Asset Unconstrained Bond Fund are listed on NASDAQ (each, a “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

The Managed Futures Strategy Fund and the Global Real Return Fund may sometimes be referred to together as the “Alternative Funds”. The Barclays U.S. Aggregate Bond Negative Duration Fund, Barclays U.S. Aggregate Bond Zero Duration Fund, BofA Merrill Lynch High Yield Bond Negative Duration Fund, and BofA Merrill Lynch High Yield Bond Zero Duration Fund may sometimes be referred to together as the “Duration Funds”. The Duration Funds, Bloomberg Floating Rate Treasury Fund, Japan Interest Rate Strategy Fund and Barclays U.S. Aggregate Bond Enhanced Yield Fund may sometimes be referred to together as the “Fixed Income Index Funds”. The Asia Local Debt Fund, Australia & New Zealand Debt Fund, Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, Western Asset Unconstrained Bond Fund, and Strategic Corporate Bond Fund may sometimes be referred to together as the “Fixed Income Active Funds”. The Fixed Income Index Funds and the Fixed Income Active Funds may sometimes be referred to together as the “Fixed Income Funds”. The Bloomberg U.S. Dollar Bullish Fund, Brazilian Real Strategy Fund, Chinese Yuan Strategy Fund, Commodity Currency Strategy Fund, Emerging Currency Strategy Fund, and Indian Rupee Strategy Fund may sometimes be referred to together as the “Currency Strategy Funds”.

“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. WisdomTree Investments has patent applications pending on the WisdomTree index methodologies and the operation of the Japan Interest Rate Strategy Fund and its underlying index.

INVESTMENT STRATEGIES AND RISKS

Each Fund’s investment objective, principal investment strategies and associated risks are described in the Fund’s Prospectus. The sections below supplement these principal investment strategies and risks and describe the Funds’ additional investment policies and the different types of investments that may be made by the Fund as a part of its non-principal investment strategies. With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

All Funds

A Fund’s investment in derivatives will be included in its net assets when determining whether a Fund satisfies the 80% test described above.

Portfolio turnover rates for each Fund are disclosed in each Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

There has been no significant variation in the portfolio turnover rates of any Fund over the two fiscal years ended August 31, 2014 and August 31, 2015. For the most recent fiscal year, there was no portfolio turnover rate for each of the Currency Strategy Funds, Japan Interest Rate Strategy Fund, and Managed Futures Strategy Fund since each of these Funds invest in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations. The Duration Funds, Bloomberg Floating Rate Treasury Fund, Strategic Corporate Bond Fund, Barclays U.S. Aggregate Bond Enhanced Yield Fund and Western Asset Unconstrained Bond Fund commenced operations during or after the fiscal year ended August 31, 2014 and, therefore, do not have portfolio turnover information for two fiscal years.

All U.S. money market securities acquired by the Funds will be rated in the upper two short-term ratings by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality. A First Tier security is (i) a rated security that has received a short-term rating from the NRSROs in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing); (ii) an unrated security that is of comparable quality to a security, as determined by the Fund’s board of directors; (iii) a security issued by a registered investment company that is a money market fund; or (iv) a security issued by the U.S. government or any of its agencies or instrumentalities. A Second Tier security is a rated security that has received a short-term rating other than a first tier rating from an NRSRO for debt obligations (within which there may be sub-categories or gradations indicating relative standing) or is an unrated security that is of comparable quality. Each Fund intends to limit its overall exposure to Second Tier money market securities to 5% of total assets. Any security originally issued as a long-term obligation (more than 397 days from maturity at issuance) will be rated A or higher (or the equivalent) at the time of purchase by at least two NRSROs or, if unrated, deemed to be of equivalent quality.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

Each Fund is considered “non-diversified,” as such term is used in the 1940 Act.

Weighted Average Portfolio Maturity. In order to reduce interest rate risk, each Currency Strategy Fund (except the Bloomberg U.S. Dollar Bullish Fund) generally expects to maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in their respective portfolios. This may change from time to time. The “average weighted portfolio maturity” of a Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio adjusted by the dollar amount of such securities held by the Fund. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer average portfolio maturities generally are subject to greater interest rate risk. Each Currency Strategy Fund may engage in forward currency contracts and swap transactions. The use of such contracts and transactions may extend the weighted average maturity of such Fund’s entire portfolio beyond 90 days. In particular, the Chinese Yuan Strategy Fund currently intends to invest in forward currency contracts and swaps, generally with a weighted average term of up to 180 days. Such transactions increase a Fund’s exposure to interest rate risk.

Alternative Funds

Managed Futures Strategy Fund

The Fund seeks to gain exposure to commodity markets, in whole or in part, while enabling the Fund to satisfy the source-of-income requirements that apply to RICs under the Code, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Managed Futures Strategy Subsidiary”). Unlike the Fund, the WisdomTree Managed Futures Strategy Subsidiary is not an investment company registered under the 1940 Act, and therefore may invest in commodities and commodity-linked derivatives to a greater extent than the Fund. The WisdomTree Managed Futures Strategy Subsidiary, however, is required under its private letter ruling to invest in commodity-linked derivatives in a manner consistent with the limitations in Section 18(f) of the 1940 Act. Section 18(f) of the 1940 Act and related SEC guidance limit the amount of leverage an investment company, and in this case the WisdomTree Managed Futures Strategy Subsidiary, can obtain. The WisdomTree Managed Futures Strategy Subsidiary is otherwise subject to the same general investment policies and investment restrictions as the Fund.

Global Real Return Fund

The Fund seeks to gain exposure to commodity markets, in whole or in part, while enabling the Fund to satisfy the source-of-income requirements that apply to RICs under the Code, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Global Real Return Subsidiary”). Unlike the Fund, the WisdomTree Global Real Return Subsidiary is not an investment company registered under the 1940 Act, and therefore may invest in commodities and commodity-linked derivatives to a greater extent than the Fund. The WisdomTree Global Real Return Subsidiary, however, is required under its private letter ruling to invest in commodity-linked derivatives in a manner consistent with the limitations in Section 18(f) of the 1940 Act. Section 18(f) of the 1940 Act and related SEC guidance limit the amount of leverage an investment company, and in this case the WisdomTree Global Real Return Subsidiary, can obtain. The WisdomTree Global Real Return Subsidiary is otherwise subject to the same general investment policies and investment restrictions as the Fund.

Fixed Income Funds

Asia Local Debt Fund

Under normal market conditions, the Fund generally will not invest more than 20% of its net assets in corporate bonds (or derivatives based on such bonds). The Fund will invest only in corporate bonds that the Adviser or Sub-Adviser deems to be sufficiently liquid. The Fund’s investment in corporate bonds generally will be limited to bonds with $200 million or more par value outstanding and a significant volume traded (as determined by the Fund). The Fund may invest up to 5% of its net assets in corporate bonds with less than $200 million par amount outstanding only if such bonds are sufficiently liquid (as determined by the Fund).

Emerging Markets Corporate Bond Fund, Emerging Markets Local Debt Fund and Strategic Corporate Bond Fund

In general, emerging market countries are characterized by developing commercial and financial infrastructure with significant potential for economic growth and increased capital market participation by foreign investors. The Adviser and Sub-Adviser look at a variety of commonly used factors when determining whether a country is an “emerging” market. In general, for investing in corporate debentures, the Adviser and Sub-Adviser consider a country to be an emerging market if:

(1)	it is either (a) classified by the World Bank in the lower middle or upper middle income designation for one of the past 5 years, (b) has not been a member of OECD for the past five years, or (c) classified by the World Bank as high income and a member in OECD in each of the last five years, but with a currency that has been primarily traded on a non-delivered basis by offshore investors (e.g., Korea and Taiwan); and

(2)	the country’s debt market is considered relatively accessible by foreign investors in terms of capital flow and settlement considerations.

The criteria used to evaluate whether a country is an “emerging market” will change from time to time based on economic and other events.

Each Fund will invest only in corporate bonds (including loan participation notes) that the Adviser or Sub-Adviser deems to be sufficiently liquid. Each Fund’s investment in corporate bonds generally will be limited to bonds with $200 million or more par value outstanding and a significant volume traded (as determined by the Adviser or Sub-Adviser). Each Fund may invest up to 5% of its net assets in corporate bonds with less than $200 million par amount outstanding only if such bonds are sufficiently liquid (as determined by the Adviser or Sub-Adviser). Under normal circumstances, each Fund may invest up to 25% of its net assets in money market securities for investment purposes (generally short-term, high quality obligations issued by U.S. or non-U.S. governments, agencies or instrumentalities), although it may exceed this amount where the Adviser or Sub-Adviser deems such investment necessary or advisable due to market conditions. In addition, each Fund may hold money market securities as collateral for derivative or other instruments.

Emerging Markets Local Debt Fund

Under normal market conditions, the Fund generally will not invest more than 20% of its net assets in corporate bonds (or derivatives based on such bonds). The Fund’s investment in corporate bonds generally will be limited to bonds with $200 million or more par value outstanding and a significant volume traded (as determined by the Fund). The Fund may invest up to 5% of its net assets in corporate bonds with less than $200 million par amount outstanding only if such bonds are sufficiently liquid (as determined by the Fund).

Australia & New Zealand Debt Fund

The Fund also may invest in Debt Securities of corporate issuers organized in Australia or New Zealand or that have economic ties to Australia or New Zealand, although this is not expected to be a focus of the Fund. The Fund will invest only in corporate bonds that the Adviser or Sub-Adviser deems to be sufficiently liquid. The Fund’s investment in corporate bonds generally will be limited to bonds with $200 million or more par value outstanding and a significant volume traded (as determined by the Fund). The Fund may invest up to 5% of its net assets in corporate bonds with less than $200 million par amount outstanding only if (i) such bonds are sufficiently liquid (as determined by the Fund), (ii) such investment is consistent with the Fund’s goal of providing exposure to a broad range of Debt Securities denominated in Australian or New Zealand dollars, and (iii) such investment is deemed by the Adviser or Sub-Adviser to be in the best interest of the Fund.

Strategic Corporate Bond Fund

The Fund will not invest more than 20% of the value of its net assets in or through derivative transactions. The Fund will invest only in corporate bonds (including loan participation notes) that the Adviser or the Sub-Adviser deems to be sufficiently liquid. The Fund’s investment in corporate bonds generally will be limited to bonds with $200 million or more par value outstanding and a significant volume traded (as determined by the Adviser or Sub-Adviser). The Fund may invest up to 5% of its net assets in corporate bonds with less than $200 million par amount outstanding only if such bonds are sufficiently liquid (as determined by the Adviser or Sub-Adviser). Under normal circumstances, the Fund may invest up to 25% of its net assets in money market securities for investment purposes (generally short-term, high quality obligations issued by U.S. or non-U.S. governments, agencies or instrumentalities, repurchase agreements backed by U.S. or non-U.S. government securities, money market mutual funds, and deposit and other obligations of U.S. and non-U.S. banks and financial institutions), although it may exceed this amount where the Adviser or Sub-Adviser deems such investment necessary or advisable due to market conditions. In addition, the Fund may hold money market securities as collateral for derivative or other instruments.

Japan Interest Rate Strategy Fund

The Fund seeks to gain short exposure to Japanese fixed income securities, such as Japanese government bonds (“JGBs”), in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Japan Interest Rate Strategy Subsidiary”). The WisdomTree Japan Interest Rate Strategy Subsidiary, which is expected to invest in short futures contracts, is wholly-owned and controlled by the Fund. The Fund’s investment in the WisdomTree Japan Interest Rate Strategy Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Fund’s investment in the WisdomTree Japan Interest Rate Strategy Subsidiary is intended to provide the Fund with exposure to short futures positions of JGBs while enabling the Fund to satisfy asset diversification requirements that apply to RICs under the Code. Unlike the Fund, the WisdomTree Japan Interest Rate Strategy Subsidiary is not an investment company registered under the 1940 Act, and therefore may invest in short futures positions of JGBs to a greater extent than the Fund. The WisdomTree Japan Interest Rate Strategy Subsidiary is otherwise subject to the same general investment policies and investment restrictions as the Fund. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the WisdomTree Japan Interest Rate Strategy Subsidiary.

Western Asset Unconstrained Bond Fund

The Fund will invest only in corporate bonds (including loan participation notes) that the Adviser or the Sub-Advisers deem to be sufficiently liquid. The Fund will only buy performing debt securities and not distressed debt. The Fund’s investment in corporate bonds generally will be limited to bonds with $150 million or more par value outstanding and a significant volume traded (as determined by the Adviser or Sub-Advisers). Although it does not intend to do so, the Fund may invest up to 5% of its net assets in corporate bonds with less than $150 million par amount outstanding only if such bonds are deemed to be, in the opinion of the Adviser or Sub-Advisers, sufficiently liquid, in the best interest of the Fund, and consistent with the Fund’s goal of providing exposure to a broad range of countries and issuers.

The Fund intends to invest in money market securities in order to help manage cash flows in and out of the Fund, such as in connection with the payment of dividends or expenses, to satisfy margin requirements, to provide collateral or to otherwise back investments in derivative instruments. For these purposes, money market securities include: short-term, high quality obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government; short-term, high quality securities issued or guaranteed by non-U.S. governments, agencies and instrumentalities; repurchase agreements backed by U.S. and non-U.S. government securities; money market mutual funds; and deposit and other obligations of U.S. and non-U.S. banks and financial institutions). All money market securities acquired by the Fund and included as Debt will be rated investment grade, except that the Fund may invest in unrated money market securities that are deemed by the Adviser or Sub-Advisers to be of comparable quality to money market securities rated investment grade.

Currency Strategy Funds

Bloomberg U.S. Dollar Bullish Fund

The Fund is an actively managed ETF that seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”). Although the Fund is not an index fund, the Fund anticipates providing exposure to currencies in the Index. The Index follows a strict, rules-based process aimed at capturing important currencies with the highest liquidity and biggest trade flows with the United States. The following table provides additional information with respect to the Index’s methodology:

Currency Selection

The Index selects the basket of developed and emerging markets currencies to be measured against the U.S. dollar by:

1.      Identifying the top 20 currencies in terms of global trading activity versus the U.S. dollar (as defined by the Federal Reserve in its Broad Index of the Foreign Exchange Value of the Dollar).

2.      Identifying the top 20 currencies in terms of global foreign exchange volume (from the BIS Triennial Central Bank Survey).

3.      Selecting the top 10 currencies of both lists, after removing currencies pegged to the U.S. dollar (such as the Hong Kong dollar or Saudi riyal) and using average weights from each set.

Final Weightings

The final Index weights are derived by:

•    Capping the exposure of Chinese remnimbi to 3% and distributing the extra weight to other currencies on a pro-rata basis.

•    Removing currency positions with weights of less than 2%, and distributing their weights to other currencies on a pro-rata basis.

Rebalancing

The Index is rebalanced as follows:

•    On a monthly basis, the Index rebalances back to target weights.

•    On an annual basis, the Index reconstitutes to capture the current top currencies in terms of global trading activity and global foreign exchange volume.

Commodity Currency Strategy Fund

The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and supports the value of its currency. For example, Canada is commonly recognized as a leading producer and exporter of oil and natural gas. Increases in the price of oil and gas historically have had a positive influence on the value of the Canadian dollar relative to other currencies. Similarly, a significant portion of the economies of Australia and South Africa are tied to mining and production of industrial and precious metals, such as iron ore and gold. Increases in the prices of such metals historically have provided support to the value of the Australian dollar and South African rand relative to other currencies. Conversely, declines in the demand for, or value of, such commodities historically have contributed to declines in the relative value of these countries’ currencies.

GENERAL RISKS

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. Each Fund (except for the Fixed Income Index Funds) is actively managed using proprietary investment strategies and processes. There can be no guarantees that these strategies and processes will produce the intended results. A Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their net asset value. An investor in a Fund could lose money over short or long periods of time.

Although each Currency Strategy Fund invests in short-term U.S. and/or non-U.S. money market securities, the Currency Strategy Funds do not seek to maintain a constant NAV and are not traditional money market funds. Each Fixed Income Fund also invests in intermediate and long-term U.S. and/or non-U.S. money market securities. The price of the securities and other investments held by the Funds, and thus the value of a Fund’s portfolio, is expected to fluctuate in accordance with general economic conditions, interest rates, political events and other factors.

Investor perceptions may also impact the value of Fund investments and the value of an investment in Fund shares. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Issuer-specific conditions may also affect the value of a Fund investment. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. A Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fund may change in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio securities.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Domestic and foreign fixed income and equity markets experienced extreme volatility and turmoil starting in late 2008 and volatility has continued to be experienced in the markets. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected and well-known financial institutions have experienced significant liquidity and other problems. Some of these institutions have declared bankruptcy or defaulted on their debt. It is uncertain whether or for how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Although all of the Funds attempt to invest in liquid securities and instruments, there can be no guarantees that a liquid market for such securities and instruments will be maintained. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio holdings are limited.

Authorized Participants should refer to the section herein entitled “Creation and Redemption of Creation Unit Aggregations” for additional information that may impact them.

BORROWING. Although the Funds do not intend to borrow money as part of their principal investment strategies, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to 33% of its net assets, but under normal market conditions, no Fund expects to borrow greater than 10% of such Fund’s net assets. A Fund will borrow only for short-term or emergency purposes.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CAPITAL CONTROLS AND SANCTIONS RISK. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Countries use these controls to, among other reasons restrict movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic or political conditions. By way of example, such controls may be applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange trade and deplete foreign exchange reserves. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell, transfer, receive, deliver (i.e., create and redeem Creation Units) or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund (e.g., cause a Fund to trade at prices materially different from its NAV), and cause the Fund to decline in value. A Fund may change its creation and/or redemption procedures without notice in response to the imposition of capital controls or sanctions. There can be no assurance a country in which a Fund invests or the U.S. will not impose a form of capital control or sanction to the possible detriment of a Fund and its shareholders.

CURRENCY EXCHANGE RATE RISK. Investments denominated in non-U.S. currencies and investments in securities or derivatives that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of your Fund shares. Because a Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates.

Currencies of emerging or developing market countries may be subject to significantly greater risks than currencies of developed countries. Many developing market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some non-U.S. market currencies may not be traded internationally, may be subject to strict limitations on foreign investment and may be subject to frequent and unannounced government intervention. Government intervention and currency controls can decrease the value and significantly increase the volatility of an investment in non-U.S. currency. Although the currencies of some developing market countries may be convertible into U.S. dollars, the achievable rates may differ from those experienced by domestic investors because of foreign investment restrictions, withholding taxes, lack of liquidity or other reasons.

CYBERSECURITY RISK. Investment companies, such as the Funds, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Fund or the Adviser, Sub-Advisers, accountant, custodian, transfer agent, index providers, market makers, Authorized Participants and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of Authorized Participant transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. A Fund could incur extraordinary expenses for cyber security risk management purposes, prevention and/or resolution. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

FOREIGN SECURITIES RISK. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks (including restrictions on the transfers of securities). With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments. In addition, a Fund may change its creation or redemption procedures without notice in connection with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Unit Aggregations” herein.

HIGH YIELD RISK. Each Fixed Income Fund, Global Real Return Fund and Bloomberg U.S. Dollar Bullish Fund may invest a limited portion of its assets (or unlimited portion with respect to the Western Asset Unconstrained Bond Fund) in securities rated lower than Baa by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Corporation (“S&P”) or Fitch. Such securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Funds may lose their entire investment.

LACK OF DIVERSIFICATION. Each Fund is considered to be “non-diversified.” A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, each of the Funds may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance.

Each Fund does, however, intend to maintain the level of diversification necessary to qualify as a RIC under Subchapter M of the Code. The Subchapter M diversification tests are discussed below under “Taxes.”

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s foreign currency gains as nonqualifying income, which might jeopardize the Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The WisdomTree Managed Futures Strategy Fund and WisdomTree Global Real Return Fund may also obtain exposure to the commodities markets by entering into commodity-linked derivative instruments, such as listed futures contracts, forward currency contracts, swaps, and structured notes. Income from certain commodity-linked derivative instruments in which the Funds invest may not be considered qualifying income under the 90% test noted above. The Funds intend to invest in such commodity-linked derivative instruments indirectly through the WisdomTree Managed Futures Strategy Subsidiary and the WisdomTree Global Real Return Subsidiary, respectively. To the extent the Funds make direct investments in commodity-linked derivative instruments, they will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Funds’ non-qualifying income is less than 10% of their gross income. Failure to comply with this restriction would have significant negative tax consequences to Fund shareholders.

A discussion of some of the other risks associated with an investment in a Fund is contained in each Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of certain investment strategies and types of investments used by some or all of the Funds is set forth below.

BANK LOANS (INCLUDING SENIOR LOANS). The Western Asset Unconstrained Bond Fund may invest in bank loans (including senior loans). Bank loans are typically arranged through private negotiations in connection with recapitalizations, acquisitions, and refinancings. Bank loans between a company or a non-U.S. government and one or more financial institutions (lenders) may include institutionally traded floating and fixed rate debt obligations. Bank loans are generally acquired as a participation interest in, or assignment of, loans originated by U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Bank loans are subject to the credit risk of the underlying borrower and the risk of default in the payment of interest or principal on a loan. These loans typically involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Such loans may be vulnerable to adverse changes in economic or market conditions. Bank loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. If, however, bank loans are uncollateralized and/or subordinate to more senior creditors then the bank loans will be subject to a greater risk of nonpayment.

The Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the bank loan interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the bank loan interest.

In addition, loans are generally subject to liquidity risk. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Other risks associated with investing in bank loans include prepayment risk, extension risk, restrictions on resale, and the lack of publicly available information.

BANK DEPOSITS AND OBLIGATIONS. Each Fund may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in the Fund.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper is an unsecured short-term promissory note with a fixed maturity of no more than 270 days issued by corporations, generally to finance short-term business needs. The commercial paper purchased by the Currency Strategy Funds and Global Real Return Fund generally will be rated in the upper two short-term ratings by at least two NRSROs or, if unrated, deemed to be of equivalent quality by the Adviser or the Sub-Adviser. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, a Fund is not required to dispose of the security. In the event of such an occurrence, the Adviser or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund. The Currency Strategy Funds and Global Real Return Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser or the Sub-Adviser. Commercial paper issues in which each Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

CORPORATE DEBT OBLIGATIONS. The Duration Funds, Emerging Markets Corporate Bond Fund and Strategic Corporate Bond Fund invest in corporate debt obligations, and each Fixed Income Fund, the Global Real Return Fund and the Bloomberg U.S. Dollar Bullish Fund may invest in corporate debt obligations. The Currency Strategy Funds may invest in corporate debt obligations with less than 397 calendar days remaining to maturity. Corporate debt obligations are interest bearing securities in which the corporate issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The Currency Strategy Funds will be limited to obligations rated at the time of purchase in the top three long-term rating categories by at least one NRSRO, or if unrated, deemed to be of equivalent quality. The Fixed Income Funds may invest in rated and unrated debt, subject to the credit quality restrictions set forth in the description of the Funds’ “Principal Investment Strategies” herein. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, a Fund is not required to dispose of the security. In the event of such an occurrence, WisdomTree Asset Management or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund. See also “High Yield Risk” above under “GENERAL RISKS.”

Corporate debt of emerging market issuers may be issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt obligations, as well as the range of creditworthiness of its issuers, corporate debt obligations have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Like most fixed income securities, corporate debt obligations carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. The Emerging Markets Corporate Bond Fund and Strategic Corporate Bond Fund attempt to limit interest rate risk by maintaining aggregate portfolio duration of between two and ten years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions.

DEPOSITARY RECEIPTS. To the extent a Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may be in the form of Depositary Receipts or other similar securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Non-Voting Depository Receipts (“NVDRs”) are receipts issued in Thailand that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. NVDRs are tradable on the Stock Exchange of Thailand.

A Fund will not generally invest in any unlisted Depositary Receipts or any Depositary Receipt that WisdomTree Asset Management or the Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored; however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an underlying Index.

DERIVATIVES. Each Fund may use derivative instruments as part of its investment strategies. The Brazilian Real Strategy Fund, Chinese Yuan Strategy Fund, Commodity Currency Strategy Fund, Emerging Currency Strategy Fund, Indian Rupee Strategy Fund, and Alternative Funds will likely have a greater portion of their assets invested through derivative instruments than the other Funds. The Emerging Markets Local Debt Fund and the Asia Local Debt Fund expect that no more than 30% of the value of their respective net assets will be invested in derivative instruments. Each of the Australia & New Zealand Debt Fund, Emerging Markets Corporate Bond Fund and Strategic Corporate Bond Fund, under normal circumstances, will invest no more than 20% of the value of its net assets in derivative instruments. The Funds will not use derivatives to increase leverage and the Funds will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance, or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include listed futures contracts, forward currency contracts, non-deliverable forward currency contracts, currency, interest rate and total return swaps, currency options, futures contracts, options on futures contracts, swap agreements and credit-linked notes. A Fund’s use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions in a manner consistent with the 1940 Act, specifically sections 8 and 18 thereunder. In complying with such requirements, the Fund will include assets of any wholly-owned subsidiary in which that Fund invests on an aggregate basis.

For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. The Funds treat deliverable foreign currency exchange contracts for currencies that are liquid as the equivalent of “cash settled” contracts.

As such, a Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts. Similarly, with respect to forward foreign currency exchange contracts and futures contracts that are contractually required to “cash-settle” the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. The Fund reserves the right to modify these policies in the future.

Effective April 24, 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) revised, among other things, CFTC Rule 4.5 and rescinded CFTC Rule 4.13(a)(4). Accordingly, WisdomTree Asset Management has registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) with regard to the Managed Futures Strategy Fund and Japan Interest Rate Strategy Fund, and each of these Funds’ WisdomTree Subsidiaries: WisdomTree Managed Futures Strategy Subsidiary and WisdomTree Japan Interest Rate Strategy Subsidiary (each, a “WisdomTree Subsidiary” and, together with the WisdomTree Global Real Return Subsidiary, collectively, the “WisdomTree Subsidiaries”). The CFTC has adopted amendments to its regulations of CPOs managing funds registered under the 1940 Act that “harmonize” the SEC’s and the CFTC’s regulatory schemes. The adopted amendments to the CFTC regulations allow CPOs to registered investment companies to satisfy certain recordkeeping, reporting and disclosure requirements that would otherwise apply to them under Part 4 of the CFTC’s regulations by continuing to comply with comparable SEC requirements. To the extent that the CFTC recordkeeping, disclosure and reporting requirements deviate from the comparable SEC requirements, such deviations are not expected to materially adversely affect the ability of the Funds to continue to operate and achieve their investment objectives. If, however, these requirements or future regulatory changes result in a Fund having difficulty in achieving its investment objectives, the Trust may determine to reorganize or close the Fund, materially change the Fund’s investment objectives and strategies, or operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration.

With regard to the Funds other than the Managed Futures Strategy Fund and Japan Interest Rate Strategy Fund, WisdomTree Asset Management will continue to claim relief from the definition of CPO under revised CFTC Rule 4.5. Specifically, pursuant to CFTC Rule 4.5 WisdomTree Asset Management may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of such Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps. It is expected that, other than the Managed Futures Strategy Fund and Japan Interest Rate Strategy Fund, the Funds will be able to operate pursuant to the limitations under the revised CFTC Rule 4.5 without materially adversely affecting their ability to achieve their investment objectives. If, however, these limitations were to make it difficult for a Fund to achieve its investment objective in the future, the Trust may determine to operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration or to reorganize or close the Fund or to materially change the Fund’s investment objectives and strategies.

Structured Notes. Each Alternative Fund may invest in notes, sometimes called “structured notes,” linked to the performance of commodities or commodity indexes. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of commodities markets without investing directly in the underlying physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. These notes are subject to the credit risk of the issuing party and may be less liquid than other types of securities. This means that the Fund may lose money if the issuer of the note defaults and that the Fund may not be able to readily close out its investment in such notes without incurring losses. The Fund may not invest more than 30% of its net assets in swap transactions and structured notes.

Credit-Linked Notes. Each Fund may invest in credit-linked notes. A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in bonds or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate is generally less than the Fund’s initial investment and the Fund may lose money.

Foreign Currency Transactions. Each Fund may engage in foreign currency transactions. Each Fund may invest directly in foreign currencies in the form of bank and financial institution deposits, certificates of deposit, and bankers’ acceptances denominated in a specified non-U.S. currency. Each Fund may enter into foreign currency exchange transactions. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward currency contracts to purchase or sell foreign currencies or forward currency swaps to exchange cash flows based on the notional difference among two or more currencies.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. If a Fund utilizes foreign exchange transactions at an inappropriate time, such transactions may not serve their intended purpose. The Fund could experience losses if the value of any currency forwards, options and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Each Fund may buy or sell government bonds, commercial paper, corporate debt obligations, notes and other fixed income securities of developed and emerging market issuers denominated in currencies other than the U.S. dollar. Any security or instrument denominated in a currency other than the U.S. dollar is subject to foreign currency risk.

Forward Currency Contracts. Each Fund may enter into forward currency contracts. A forward currency contract is a privately negotiated contract to purchase or sell a specific currency at a future date (usually less than one year) at a price set at the time of the contract. These contracts generally are traded directly between currency traders (usually large commercial banks) and their customers. Each Fund may enter into forward currency contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. The settlement of the contracts may occur with the physical delivery of a specified amount of currency equivalent to the market value of the contract. This is sometimes referred to as a “deliverable” forward contract. A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts are contracts between parties in which one party agrees to make periodic payments to another party, or counterparty, based on the change in market value or level of a specified currency. In return, the counterparty agrees to make periodic payments to the first party based on the return of a different specified currency. Non-deliverable forward contracts will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive. Each Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated money market securities in an attempt to obtain an investment result that is similar to a direct investment in a foreign currency-denominated instrument. This investment technique, if successful, creates a “synthetic” position in the particular foreign currency instrument the Fund is trying to duplicate. Forward contracts are subject to the risk that the counterparty will default on its obligations.

Futures Contracts and Options on Futures Contracts. Each Fund may use futures contracts and related options: (i) to attempt to gain exposure to foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument or index. To the extent a Fund uses futures and options, it will do so only in accordance with applicable requirements of the CEA and the rules thereunder.

Futures Contracts. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date. Each Fund’s investments in listed futures contracts will be backed by investments in U.S. government securities in an amount equal to the exposure of such contracts. Each Fund may take long or short positions in listed futures contracts.

Each Fund may transact in listed currency futures contracts and listed U.S. Treasury futures contracts. The Alternative Funds also may transact in listed commodity futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (i.e., commodity, currency or Treasury security) at a specified future date. When the Fund sells a listed futures contract, it agrees to sell a specified reference asset (i.e., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, the Fund will segregate its assets as described above.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the prices of futures contracts; (3) although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Risks Associated with Commodity Futures Contracts. There are additional risks associated with transactions in commodity futures that are not applicable to other types of futures contracts.

•	Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contracts may change proportionately. The Fund intends to “roll out” of futures contracts prior to settlement and does not intend to deliver or accept physical commodities upon settlement of such transactions.

•	Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•	Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Options Contracts. Each Fund reserves the right to buy or sell options on listed futures contracts, though the Managed Futures Strategy Fund does not intend to do so. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

Each Fund may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

When a Fund purchases or sells an options contract, the Fund will segregate its assets as described above.

There are significant risks associated with a Fund’s use of options contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Currency Options. Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

Swap Agreements. Each Fund may enter into swap agreements, including interest rate swaps, credit default swaps, currency swaps, commodity index swaps, inflation-linked swaps and total return swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a protection seller of a CDS, the Fund will segregate assets equivalent to the full notional value of the CDS. In the event that the Fund acts as a protection buyer of a CDS, the Fund will cover the total amount of required premium payments plus the pre-payment penalty. A typical foreign currency swap involves the exchange of cash flows based on the notional difference among two or more currencies (e.g., the U.S. dollar and the euro). Commodity index swaps and total return swaps involve the exchange of payments based on the value of an index or total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Inflation-linked swaps are typically an agreement between two parties to exchange payments at a future date based on the difference between a fixed payment and a payment linked to the inflation rate at future date. Swaps agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, commodities, currencies, and interest rates without actually purchasing such commodities, currencies or securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), commodities, and foreign currencies, and may increase or decrease the overall volatility of the Fund’s investments and its share price. A Fund may not invest more than 30% (20% with respect to the Australia & New Zealand Debt Fund, Emerging Markets Corporate Bond Fund, and Strategic Corporate Bond Fund) of its net assets in swap transactions and structured notes. When a Fund purchases or sells a swap contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund will maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited as margin, are equal to the market value of the swap contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally ensure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

EQUITY SECURITIES. Each Fund may invest in equity securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s shares to decline.

EXCHANGE TRADED PRODUCTS. Each Fund may invest in exchange traded products (“ETPs”), which include exchange traded funds registered under the 1940 Act, exchange traded commodity trusts and exchange traded notes, and it is anticipated that the Global Real Return Fund will invest in ETPs. The Adviser may receive management or other fees from the ETPs in which the Funds may invest (“Affiliated ETPs”), as well as a management fee for managing the Funds. It is possible that a conflict of interest among the Funds and Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Funds and the Affiliated ETPs. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Funds. Each Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, in which case the spread (the difference between bid price and ask price) may be higher.

EXCHANGE TRADED FUNDS. Each Fund may invest in ETFs. ETFs are investment companies that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund that invests in an ETF indirectly bears fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs are also subject to brokerage and other trading costs that could result in greater expenses for a Fund.

EXCHANGE TRADED COMMODITY TRUSTS. An exchange traded commodity trust is a pooled trust that invests in physical commodities or commodity futures, and issues shares that trade on a securities exchange at a discount or premium to the value of the trust’s holdings. Investments in exchange traded commodity trusts are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Exchange traded commodity trusts are not investment companies registered under the 1940 Act. As a result, in connection with any such investments, a Fund will not have the protections associated with ownership of shares in an investment company registered under the 1940 Act. Investments in exchange traded commodity trusts, like investments in other commodities, may increase the risk that the Fund may not qualify as a “regulated investment company” under the Code. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to tax, which will reduce returns to shareholders. Such a failure will also alter the treatment of distributions to its shareholders.

EXCHANGE TRADED NOTES. Each Fund may invest in exchange traded notes (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIAL SECTOR INVESTMENTS. Each Fund may engage in transactions with or invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. A Fund may lose money as a result of defaults or downgrades within the financial sector.

Events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Funds will not be required to divest their holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

FIXED INCOME SECURITIES. Each Fund invests in fixed income securities, such as corporate debt, U.S. Treasury notes and bonds. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes.

FLOATING AND ADJUSTABLE RATE NOTES. Each Fund may purchase floating-rate and adjustable rate obligations, such as demand notes, bonds, and commercial paper. The Bloomberg Floating Rate Treasury Fund invests primarily in floating rate public obligations of the U.S. Treasury. The Global Real Return Fund may invest a relatively large percentage of its assets in these instruments. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When the Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. They may permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The “reset date” of securities held by each Fund may not be longer than 397 days (and therefore would be considered to be within each Fund’s general maturity restriction of 397 days). Given that most floating-rate securities reset their interest rates prior to their final maturity date, each Fund uses the period to the next reset date to calculate the securities contribution to the average portfolio maturity of the Fund.

FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in each Fund’s Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID SECURITIES. Although the Funds do not intend to do so, as a matter of policy, each Fund may invest up to an aggregate amount of 15% (10% for the Asia Local Debt Fund, Emerging Markets Local Debt Fund, Brazilian Real Strategy Fund, Chinese Yuan Strategy Fund, Indian Rupee Strategy Fund, Commodity Currency Strategy Fund, and Emerging Currency Strategy Fund) of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. The Emerging Markets Corporate Bond Fund and Strategic Corporate Bond Fund may invest an additional 40% of net assets in such securities that have been deemed liquid. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund on an ongoing basis. In the event that such a security is deemed to be no longer liquid, a Fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 10% (15% for the Australia & New Zealand Debt Fund, Emerging Markets Corporate Bond Fund, Western Asset Unconstrained Bond Fund, Strategic Corporate Bond Fund, and Alternative Funds) of its net assets invested in illiquid or not readily marketable securities.

INFLATION-LINKED BONDS. The Global Real Return Fund, Strategic Corporate Bond Fund and the Bloomberg U.S. Dollar Bullish Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. However, the current market value of the bonds is not guaranteed, and will fluctuate with market conditions. Investments in other inflation-linked bonds may not provide a similar guarantee and the principal amount repaid could be less than the original principal if inflation falls over the period.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rise in inflation exceeds the rise in nominal rates, real rates are likely to decline, leading to an increase in the market value of the bonds. Conversely, if the rise in nominal interest rates outpaces the pickup in the rate of inflation, real interest might rise, generating a decline in the market value of the inflation-linked security.

The periodic adjustment of U.S. inflation-indexed bonds generally is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable country or regional inflation measure calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-linked bonds held by the Fund may experience an increase in original issue value due to inflation-linked adjustments. The inflation-linked growth in the value of these bonds may be reflected in the Fund’s gross income. While inflation-adjusted growth does not result in cash payments to the Fund, the Fund may be required to make distributions to shareholders for any increase in value in excess of the cash actually received by the Fund during the taxable year. The Fund may be required to sell portfolio securities to make these distribution payments. This may lead to higher transaction costs, losses from sale during unfavorable market conditions and higher capital gains taxes. If deflation-linked adjustments decrease the value of inflation-linked bonds held by the Fund, income distributions previously made by the Fund during the taxable year may be deemed a return of capital.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies (including money market funds and certain ETPs). The 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies although a Fund may invest in excess of these limits in affiliated ETPs. Each Fund may purchase or otherwise invest in shares of affiliated ETFs and affiliated money market funds.

INVESTMENT IN THE WISDOMTREE SUBSIDIARIES. The Alternative Funds intend to achieve commodity exposure, and the Japan Interest Rate Strategy Fund intends to achieve exposure to short positions, including futures positions of Japanese fixed income securities, such as JGBs, through investment in their respective WisdomTree Subsidiaries. Each Fund’s investment in its WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. Each WisdomTree Subsidiary may invest in derivatives including futures, forwards, option and swap contracts, notes, and other investments intended to serve as margin or collateral or otherwise support the WisdomTree Subsidiary’s derivatives positions. The WisdomTree Subsidiaries are not registered under the 1940 Act. Each Fund, as the sole shareholder of its respective WisdomTree Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because each Fund wholly owns and controls its respective WisdomTree Subsidiary, and the Funds and WisdomTree Subsidiaries are managed by the Adviser and a Sub-Adviser together, it is unlikely that the WisdomTree Subsidiaries will take action contrary to the interests of the Funds or the Funds’ shareholders. The Board has oversight responsibility for the investment activities of each Fund, including its investment in its respective WisdomTree Subsidiary, and the Fund’s role as the sole shareholder of its respective WisdomTree Subsidiary.

The Japan Interest Rate Strategy Fund intends to achieve exposure to short positions, including futures positions of Japanese fixed income securities, such as JGBs, through investment in a WisdomTree Subsidiary. The Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at the quarter-end of the Fund’s fiscal year. The WisdomTree Subsidiary is not registered under the 1940 Act. The Fund, as the sole shareholder of the WisdomTree Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because the Fund wholly owns the WisdomTree Subsidiary, and the Fund and WisdomTree Subsidiary are managed by the Adviser and Sub-Adviser together, it is unlikely that the WisdomTree Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the WisdomTree Subsidiary, and the Fund’s role as the sole shareholder of the WisdomTree Subsidiary.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the WisdomTree Subsidiaries are organized, respectively, could result in the inability of the Funds and/or the WisdomTree Subsidiaries to operate as described in this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the WisdomTree Subsidiaries. If Cayman Islands law changes such that the WisdomTree Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

LOAN PARTICIPATION NOTES. The Emerging Markets Corporate Bond Fund, Strategic Corporate Bond Fund, Bloomberg U.S. Dollar Bullish Fund and Western Asset Unconstrained Bond Fund may invest in loan participation notes (“LPNs”). Loan Participation Notes are notes issued through a special purpose vehicle offshore for the sole purpose of funding a loan to final obligor. Corporate issuers have commonly utilized this structure in jurisdictions where tax regulations make it difficult to access the global bond markets with directly issued debt. LPNs are subject to the same risks as other Corporate Debt, including credit risk, interest rate risk and market risk Many LPNs are highly traded and denominated in dollars. The notes do, however, have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Funds may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. High-quality instruments are typically those rated in the top two short- or long-term ratings categories by at least one NRSRO or judged by the Adviser or Sub-Adviser to be of comparable quality.

MORTGAGE “DOLLAR ROLL” TRANSACTIONS. The Global Real Return Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Currency Strategy Fund, each Fixed Income Fund, and the Global Real Return Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are secured (or backed) by pools of commercial or residential mortgages. Asset-backed securities are secured (or backed) by other types of assets, such as automobile loans, installment sale contracts, credit card receivables or other similar assets. Mortgage-backed and asset-backed securities are issued by entities such as Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation, commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. Investing in mortgage-backed and asset-backed securities is subject to credit risk and interest rate risk. They are also subject to the risk of prepayment, which can change the nature and extent of the Fund’s interest rate risk. The market for mortgage-backed securities may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

MUNICIPAL SECURITIES. The Barclays U.S. Aggregate Bond Zero Duration Fund, the Barclays U.S. Aggregate Bond Negative Duration Fund, the Western Asset Unconstrained Bond Fund and the Barclays U.S. Aggregate Bond Enhanced Yield Fund may invest in municipal securities (including taxable municipal securities), the interest payments of which are subject to U.S. federal income tax. Such investments may include securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase also include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). The Fund may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.

NON-U.S. GOVERNMENT SECURITIES. Each Fund (except the Duration Funds and Bloomberg Floating Rate Treasury Fund) may invest in short-term securities issued or guaranteed by non-U.S. governments, agencies and instrumentalities. The Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, and Bloomberg U.S. Dollar Bullish Fund may also purchase intermediate and long-term obligations issued or guaranteed by non-U.S. governments, agencies and instrumentalities. Non-U.S. government securities include direct obligations, as well as obligations guaranteed by a foreign government including state, territory or local governments.

NON-U.S. SECURITIES. The Funds (except for the Duration Funds, Bloomberg Floating Rate Treasury Fund, and Managed Futures Strategy Fund) invest a significant portion of their assets in non-U.S. securities and, in the case of the Alternative Funds, instruments that provide exposure to such securities or instruments. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the International Equity ETFs to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Set forth below for certain markets in which the Funds may invest are brief descriptions of some of the conditions and risks in each such market.

Investments in Asia. The Asia Local Debt Fund invests in fixed income securities issued by governments of Asian countries and/or corporations economically tied to Asia. The Emerging Markets Local Debt Fund invests in fixed income securities issued by governments, government agencies and corporations in Asia. The Commodity Currency Strategy Fund and the Emerging Currency Strategy Fund may invest in short-term money market securities denominated in currencies of countries in Asia. Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats in Korea and Taiwan, the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have an unpredictable effect on economic and securities market conditions in the region.

The economies of many Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the European Union. The recent global economic crisis has impacted Asia, significantly lowering its exports and foreign investments, which are driving forces of its economic growth. Current economic conditions are also significantly affecting consumer confidence and local stock markets.

In addition to general risks affecting Asian countries, certain Asian countries, including China, Hong Kong, and Taiwan, are subject to additional risks that are based on each country’s history, economy and geography. Certain risks associated with investments in these countries are discussed below.

Investments in Australia. The Asia Local Debt Fund, Australia & New Zealand Debt Fund, and Commodity Currency Strategy Fund may invest in securities denominated in Australian dollars and/or investments designed to provide exposure to Australian dollars and money market rates. The Global Real Return Fund may invest in fixed income securities and other instruments linked to inflation rates issued by governments, government instrumentalities, government-sponsored enterprises and supranational organizations and/or debt securities issued by corporations in Australia. The economy of Australia is heavily dependent on the demand for natural resources and agricultural products. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in Brazil. The Brazilian Real Strategy Fund seeks to achieve its investment objective by investing in short-term money market securities denominated in Brazilian real and/or investments designed to provide exposure to Brazilian currency and money market rates. The Emerging Currency Strategy Fund and the Commodity Currency Strategy Fund may also pursue this investment objective to a lesser extent as part of their overall investment strategies. The Emerging Markets Local Debt Fund may invest in fixed income securities issued by the Brazilian government and/or corporations domiciled in Brazil. The Emerging Markets Corporate Bond Fund may invest in debt securities issued by corporate entities that are domiciled in, or economically tied to, Brazil and, to a limited extent, debt securities of the Brazilian government and debt securities linked to inflation rates in Brazil. The Global Real Return Fund may invest in fixed income securities and other instruments linked to inflation rates issued by governments, government instrumentalities, government-sponsored enterprises and supranational organizations and/or debt securities issued by corporations in Brazil. Investing in Brazil involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government, including: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. federal income tax purposes, (ii) fluctuations in the rate of exchange between the Brazilian real and the U.S. dollar, (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets, (iv) the effect that a trade deficit could have on economic stability and the Brazilian government’s economic policy, (v) high rates of inflation, (vi) governmental involvement in and influence on the private sector, (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States, and (viii) political and other considerations, including changes in applicable Brazilian tax laws. These and other factors could have a negative impact on a Fund’s performance.

Investments in Canada. The Commodity Currency Strategy Fund may invest in short-term money market securities denominated in Canadian dollars and/or investments designed to provide exposure to Canadian dollars and money market rates. The Global Real Return Fund may invest in fixed income securities and other instruments linked to inflation rates issued by governments, government instrumentalities, government-sponsored enterprises and supranational organizations and/or debt securities issued by corporations in Canada. The U.S. is Canada’s largest trading partner and foreign investor. As a result, changes to the U.S. economy may significantly affect the Canadian economy. The economy of Canada is also heavily dependent on the demand for natural resources and agricultural products. Canada is the largest producer of zinc and uranium, and is a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in Chile. The Emerging Currency Strategy Fund and the Commodity Currency Strategy Fund may invest in short-term money market securities denominated in Chilean pesos and/or investments designed to provide exposure to Chilean pesos and money market rates. The Emerging Markets Local Debt Fund may invest in fixed income and money market securities issued by the Chilean government and/or corporations domiciled in Chile. The Global Real Return Fund may invest in fixed income securities and other instruments linked to inflation rates issued by governments, government instrumentalities, government-sponsored enterprises and supranational organizations and/or debt securities issued by corporations in Chile. Investing in Chile involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Chile has experienced periods of political instability, and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or contribute to prolonged periods of recession. Chile is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Chilean economy. The Chilean economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region, including Chile’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in China and Hong Kong. The Chinese Yuan Strategy Fund seeks to achieve its investment objective by investing in short-term money market securities denominated in Chinese yuan and/or investments designed to provide exposure to Chinese currency and money market rates. The Emerging Currency Strategy Fund may utilize a similar strategy in regard to the Chinese yuan with the broader investment strategy of the Fund. The Asia Local Debt Fund may invest in fixed income securities issued by governments and/or corporations economically tied to China and Hong Kong. The Emerging Markets Local Debt Fund may invest in fixed income securities issued by governments, government agencies and corporations in China. In addition to the aforementioned risks of investing in non-U.S. securities, investing in securities listed and traded in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies, securities or currency markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in a Fund’s Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on a Fund’s performance.

Investments in Colombia. The Commodity Currency Strategy Fund and the Emerging Currency Strategy Fund may invest in short-term money market securities, and the Emerging Markets Local Debt Fund may invest in short-term money market and fixed income securities, issued by the Colombian government and/or corporations domiciled in Colombia. The Colombian economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Colombia has experienced periods of political instability, and certain sectors and regions of Colombia have experienced high unemployment. Any recurrence of these events may cause downturns in the Colombian market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Colombia and may stifle Colombian economic growth or contribute to prolonged periods of recession. Colombia is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Colombian economy. The Colombian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Colombia’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in Czech Republic. The Emerging Currency Strategy Fund may invest in short-term money market securities denominated in the Czech crown and/or investments designed to provide exposure to the Czech crown and money market rates. Investing in the Czech Republic involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. The Czech Republic may experience effects of declining exports, especially to EU countries, inflation and increasing taxes. A significant portion of the workforce in Eastern Europe is unionized and certain regions and sectors of these countries have experienced very high unemployment rates and periods of labor and social unrest. Despite significant recent reform and privatization, Eastern European governments continue to control a large share of economic activity in the region. Government spending in these countries remains high compared to that of other European countries.

Investments in Emerging Markets. The Brazilian Real Strategy Fund, the Chinese Yuan Strategy Fund, the Emerging Currency Strategy Fund, and the Indian Rupee Strategy Fund each invests substantially all of its assets in short-term money market securities denominated in the currency of a market or markets considered to be “emerging” or “developing” or in securities that provide exposure to such markets. The Emerging Markets Local Debt Fund and the Emerging Markets Corporate Bond Fund also invests substantially all of their assets in fixed income securities denominated in the currency of “emerging” or “developing” markets or in securities that provide exposure to such markets. The Asia Local Debt Fund invests primarily in fixed income securities of Asian markets, many of which are considered to be “emerging” or “developing” or in securities that provide exposure to such markets. The Commodity Currency Strategy Fund may also pursue this investment objective to a lesser extent as part of its overall investment strategies. These Funds are sometimes referred to herein as “Emerging Markets Funds.” In addition, the Global Real Return Fund, Strategic Corporate Bond Fund, Bloomberg U.S. Dollar Bullish Fund and Western Asset Unconstrained Bond Fund may invest in securities that provide exposure to non-U.S. securities and instruments denominated in the currency of a market or markets considered to be “emerging” or “developing” or in securities that provide exposure to such markets. Investing in developing markets may be subject to additional risks not associated with more developed economies. Such risks may include: (i) the risk that government and quasi-government entities may not honor their obligations, (ii) greater market volatility, (iii) lower trading volume and liquidity, (iv) greater social, political and economic uncertainty, (v) governmental controls on foreign investments and limitations on repatriation of invested capital, (vi) the risk that governments and companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets, and (vii) the risk that there may be less protection of property rights than in other countries. Some emerging markets have experienced and may continue to experience high inflation rates, currency devaluations and economic recessions. Each of these factors may cause a Fund to decline in value. Unanticipated political or social developments may result in sudden and significant investment losses, and may affect the ability of governments and government agencies in these markets to meet their debt obligations. These and other factors could have a negative impact on a Fund’s performance and increase the volatility of an investment in a Fund.

Investments in Euro Area Countries. The Global Real Return Fund may invest in fixed income securities and other instruments linked to inflation rates issued by governments, government instrumentalities, government-sponsored enterprises and supranational organizations and/or debt securities issued by corporations in euro area countries. The Bloomberg U.S. Dollar Bullish Fund and Western Asset Unconstrained Bond Fund may invest in securities or instruments that provide exposure to euro area countries and the euro. The euro area is a group of 17 members of the EU that have adopted the euro as their common currency. The euro area currently consists of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain. Most developed countries in Western

Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU”), which requires compliance with restrictions on inflation rates, deficits, and debt levels. The tight fiscal and monetary controls necessary to comply with EMU membership may significantly affect every country in Europe. These controls limit EMU member countries’ ability to implement domestic monetary policies that address regional economic conditions. In addition, unemployment in certain European nations is historically high. Other issues facing the EU and its members that may affect the region’s economic stability include the adoption, abandonment, or amendment of a constitutional treaty, the proposed enlargement of membership, and the need for fiscal and democratic accountability among members. The large public budget deficits accrued by the governments of Greece, Ireland, Spain, and Portugal may slow the overall recovery of Europe’s economy. Any EMU government in need of assistance from other EMU nations may be required to implement specific economic reforms or meet specific performance levels as a condition upon their receipt of assistance. A failure on the part of EMU countries facing large public budget deficits to make required reforms or achieve stated objectives may result in an economic downturn that affects the value of all European Debt Securities.

In addition to the conditions discussed above, Eastern Europe, including Slovakia and Slovenia, has recently experienced long-term unemployment, inflation, and declining exports. A significant portion of the workforce in Eastern Europe is unionized and certain regions and sectors of these countries have experienced very high unemployment rates and periods of labor and social unrest. Despite recent reform and privatization, Eastern European governments continue to control a large share of economic activity in the region. Government spending in these countries remains high compared to that of other European countries. In addition, the tight fiscal and monetary controls necessary to comply with EMU membership may significantly affect the economy of Eastern Europe. This economic transition may result in political decisions within Slovakia and Slovenia that affect each government’s ability to regulate markets as well as subsidize and privatize its industries.

Investments in Hungary. The Emerging Currency Strategy Fund may invest in short-term money market securities, and the Emerging Markets Local Debt Fund may invest in short-term money market and fixed income securities, issued by the Hungarian government and/or corporations domiciled in Hungary. Hungary is subject to a considerable degree of economic, political and social instability, which could adversely affect investments in the Fund. Hungary has experienced currency devaluations, substantial rates of inflation, defaults on debt, widespread corruption or economic recessions, causing a negative effect on the economies and securities markets of the country. A significant portion of the workforce in Eastern Europe is unionized, and certain regions and sectors of these countries have experienced very high unemployment rates and periods of labor and social unrest. Despite significant recent reform and privatization, Eastern European governments continue to control a large share of economic activity in the region. Government spending in these countries remains high compared to that of other European countries. Investment in Hungary is uncomplicated, although it is subject to government licensing in security-sensitive areas. Such business licensing is a problem, as regulations are not applied consistently. These and other factors could have a negative impact on a Fund’s performance.

Investments in India. The Indian Rupee Strategy Fund seeks to achieve its investment objective by investing in short-term money market securities denominated in Indian rupee and/or investments designed to provide exposure to Indian currency and money market rates. The Asia Local Debt Fund may invest in fixed income securities issued by governments and/or corporations economically tied to India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. The Emerging Currency Strategy Fund may also pursue this investment objective to a lesser extent as part of its overall investment strategy. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Economic and political structures in India may lack the stability of those of more developed nations. Unanticipated political or social developments in India and surrounding regions may affect the value of the Fund’s investments and the value of Fund shares. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Although the government has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies, or, if it does, that such policies will succeed. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade rupee directly. Foreign investors in India still face burdensome taxes on investments in income producing securities as well as potentially high levels of inflation. The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from laws in the U.S. These and other factors may decrease the value and liquidity of the Fund’s investments, and therefore the value and liquidity of an investment in the Fund.

Investments in Indonesia. The Commodity Currency Strategy Fund and the Emerging Currency Strategy Fund may invest in short-term money market securities denominated in Indonesian rupiah and/or investments designed to provide exposure to Indonesian rupiah and money market rates. The Emerging Markets Local Debt Fund may invest in money market and fixed income securities issued by the Indonesian government and/or corporations domiciled in Indonesia. The Asia Local Debt Fund may invest in fixed income securities issued by Indonesian governments and/or corporations economically tied to Indonesia. Southeast Asia is heavily dependent on exports and is thus particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis intensifies, the economies of Southeast Asian countries could be severely impacted once the effects of this crisis fully unfold. Indonesia has restored financial stability and pursued sober fiscal policies since the 1997-1998 Asian financial crisis, but many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions. These problems may limit the country’s ability to contain the increasingly severe and negative impact of the current global economic crisis on its economy. Economic growth of Indonesia has slowed as a result of the current global economic crisis and could be more severely impacted once the full effects of the crisis fully unfold. Keys to future growth remain internal reform, peaceful resolution of internal conflicts, building up the confidence of international and domestic investors, and strong global economic growth. These and other factors could have a negative impact on a Fund’s performance.

Investments in Japan. The Japan Interest Rate Strategy Fund may invest in instruments that provide exposure to Japan and the Japanese yen. In addition, the Bloomberg U.S. Dollar Bullish Fund and Western Asset Unconstrained Bond Fund may invest in securities or instruments that provide exposure to Japan and the Japanese yen. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is heavily dependent on international trade, government support and consistent government policy. Slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in Malaysia. The Commodity Currency Strategy Fund and the Emerging Currency Strategy Fund may invest in short-term money market securities, and the Emerging Markets Local Debt Fund may invest in short-term money market and fixed income securities, issued by the Malaysian government and/or corporations domiciled in Malaysia. The Asia Local Debt Fund may invest in fixed income securities issued by the Malaysian government and/or corporations economically tied to Malaysia. The Malaysian economy is dependent on the economies of Southeast Asia and the United States as key trading partners. Reduction in spending by these countries on Malaysian products and services or negative changes in any of these economies may cause an adverse impact in the Malaysian economy. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Malaysian economy. The United States is a significant trading and investment partner of Malaysia. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on the Malaysian economy. These and other factors could have a negative impact on a Fund’s performance.

Investments in Mexico. The Emerging Currency Strategy Fund may invest in short-term money market securities denominated in Mexican pesos and/or investments designed to provide exposure to Mexican pesos and money market rates. The Emerging Markets Local Debt Fund may invest in short-term money market and fixed income securities issued by the Mexican government and/or corporations domiciled in Mexico. The Emerging Markets Corporate Bond Fund may invest in debt securities issued by corporate entities that are domiciled in, or economically tied to, Mexico and, to a limited extent, debt securities of the Mexican government and debt securities linked to inflation rates in Mexico. The Global Real Return Fund may invest in fixed income securities and other instruments linked to inflation rates issued by governments, government instrumentalities, government-sponsored enterprises and supranational organizations and/or debt securities issued by corporations in Mexico. Investing in Mexico involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility. The United States is Mexico’s largest trade and investment partner and the Mexican economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Mexico has increased. To further this relationship, the three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which may further affect Mexico’s dependency on the U.S. economy. Any downturn in U.S. or Canadian economic activity is likely to have an adverse impact on the Mexican economy. Mexico has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized companies to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. Mexico has historically experienced acts of violence, terrorism, significant criminal activity and strained international relations related to border disputes, historical animosities, the drug trade and other defense concerns. These situations may cause uncertainty in the Mexican market and adversely affect the performance of the Mexican economy.

Certain political and currency instability risks have contributed to a high level of price volatility in the Mexican equity and currency markets and could adversely affect investments in the Funds. Mexico has been destabilized by local insurrections and social upheavals in certain regions, particularly the State of Chiapas. Recurrence of these conditions may adversely impact the Mexican economy. Some of the government’s challenges include the upgrade of infrastructure, the modernization of the tax system and labor laws, and the reduction of income inequality. In addition, Mexico has had one political party dominating government until the elections of 2000. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability. Mexico has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Mexican currency, the peso. These and other factors could have a negative impact on a Fund’s performance.

Investments in New Zealand. The Australia & New Zealand Debt Fund seeks to achieve its investment objective by investing in short-term money market securities denominated in New Zealand dollars and/or investments designed to provide exposure to New Zealand currency and money market rates. The Asia Local Debt Fund and Commodity Currency Strategy Fund each may also acquire such investments to a lesser extent as part of its overall investment strategies. Investing in New Zealand involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. New Zealand is generally considered to be a developed market, and investments in New Zealand generally do not have risks associated with them that are present with investments in developing or “emerging” markets. The health of the economy is strongly tied to commodity exports and has historically been vulnerable to global slowdowns. New Zealand is a country heavily dependent on free trade, particularly in agricultural products. This makes New Zealand particularly vulnerable to international commodity prices and global economic slowdowns. Its principal export industries are agriculture, horticulture, fishing and forestry. These and other factors could have a negative impact on a Fund’s performance.

Investments in Norway. The Commodity Currency Strategy Fund may invest in very short-term money market securities denominated in Norwegian kroner and/or investments designed to provide exposure to Norwegian kroner and money market rates. The Norwegian economy is an example of a mixed economy, a prosperous capitalist welfare state featuring a combination of free market activity and large state ownership in certain key sectors. The state has large ownership positions in key industrial sectors, such as the strategic petroleum sector (Statoil), hydroelectric energy production (Statkraft), aluminum production (Norsk Hydro), the largest Norwegian bank (DnB NOR), and telecommunications provider (Telenor). Through these big companies, the government controls approximately 30% of the stock values at the Oslo Stock Exchange. The Norwegian economy is dependent on the economies of Europe as key trading partners. The EMU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners. The Norwegian economy is dependent on the export of natural resources and natural resource products, and any negative changes in these sectors could have an adverse impact on the Norwegian economy. Norway has an extensive social welfare system and a highly unionized workforce. These conditions may result in increased production costs and higher governmental spending and may stifle Norwegian economic growth or cause prolonged periods of recession. These and other factors could have a negative impact on a Fund’s performance.

Investments in Peru. The Commodity Currency Strategy Fund and the Emerging Currency Strategy Fund may invest in short-term money market securities, and the Emerging Markets Local Debt Fund may invest in short-term money market and fixed income securities, issued by the Peruvian government and/or corporations domiciled in Peru. The Peruvian economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Peru has experienced periods of political instability and certain sectors and regions of Peru have experienced high unemployment. Any recurrence of these events may cause downturns in the Peruvian market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Peru and may stifle Peruvian economic growth or contribute to prolonged periods of recession. The Peruvian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region, including Peru’s, are particularly sensitive to fluctuations in commodity prices. Peru’s main exports are copper, gold, zinc, textiles, and fish meal; its major trade partners are the United States, China, Brazil, and Chile. These and other factors could have a negative impact on a Fund’s performance.

Investments in the Philippines. The Emerging Currency Strategy Fund may invest in short-term money market securities, and the Emerging Markets Local Debt Fund may invest in short-term money market and fixed income securities, issued by the Philippine government and/or corporations domiciled in the Philippines. The Asia Local Debt Fund may invest in fixed income and money market securities issued by the Philippine government and/or corporations economically tied to the Philippines. The Philippines’ economy is heavily dependent on exports and subject to high interest rates, economic volatility, inflation, currency devaluations, high unemployment rates and high level of debt and public spending. As an emerging country, the Philippines’ economy is susceptible to economic, political and social instability; unanticipated economic, political or social developments could impact economic growth. The Philippines is subject to natural disaster risk. These and other factors could have a negative impact on a Fund’s performance.

Investments in Poland. The Emerging Currency Strategy Fund may invest in short-term money market securities, and the Emerging Markets Local Debt Fund may invest in short-term money market and fixed income securities, issued by the Polish government and/or corporations domiciled in Poland. Poland is considered to have one of the healthiest economies of the post-

communist countries and is currently one of the fastest growing countries within the EU. Since the fall of the communist government, Poland has steadfastly pursued a policy of liberalizing the economy and today stands out as a successful example of the transition from a centrally planned economy to a primarily capitalistic market economy. Poland is the only member of the European Union to have avoided a decline in GDP during the late 2000s recession. In 2009 Poland had the greatest GDP growth in the EU. As of November 2009 the Polish economy had not entered the global recession of the late 2000s nor had it even contracted. Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, a relatively short history of democracy, expropriation and/or nationalization of assets, confiscatory taxation, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. In addition, Poland faces many economic development problems, including high unemployment, inadequate infrastructure, endemic corruption, poverty, and intensifying global competition from neighboring countries.

The securities market of Poland is considered an emerging market characterized by a small number of listed companies and a relatively illiquid secondary trading market, particularly for corporate bonds. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Poland, the purchase and sale prices for such securities and the timing of purchases and sales. The government in Poland may also restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. Moreover, governmental approval or special licenses prior to investments by foreign investors may be required and may limit the amount of investments by foreign investors in a particular industry and/or issuer.

The government of Poland may also withdraw or decline to renew a license that enables the Fund to invest in Poland. Any one of these factors could cause a decline in the value of the Fund.

The Polish government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Poland, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Poland. The market for Polish securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially emerging market countries in Eastern Europe. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Polish economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Poland. These and other factors could have a negative impact on a Fund’s performance.

Investments in Russia. The Commodity Currency Strategy Fund and the Emerging Currency Strategy Fund may invest in short-term money market securities denominated in Russian rubles and/or investments designed to provide exposure to Russian rubles and money market rates. The Emerging Markets Local Debt Fund may invest in money market and fixed income securities issued by the Russian government and/or corporations domiciled in Russia. The Emerging Markets Corporate Bond Fund may invest in debt securities issued by corporate entities that are domiciled in, or economically tied to, Russia and, to a limited extent, debt securities of the Russian government and debt securities linked to inflation rates in Russia. Investments in Russia involve special considerations not typically associated with investing in countries with more established economies or currency markets. On an ongoing basis, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of IMF and other economic assistance have been squandered or stolen. Instability, geopolitical tensions, poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets, which, among other things, may make obtaining accurate prices on portfolio securities more difficult than in more developed markets. Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis causes the commodity prices, especially the price of oil, to tumble, many sectors in the Russian economy have fallen into turmoil, threatening to push the whole economy into significant slowdown and even recession. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. There is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions, which in turn creates a heightened risk of the repatriation of ruble assets by nervous foreign investors. The current economic turmoil in Russia and the effects of the current global economic crisis on the Russian economy can cause flight from the Russian ruble into United States dollars and other currencies and can force the Russian central bank to spend reserves to maintain the value of the ruble. If the Russian central bank falters in its defense of the ruble, there could be additional pressure on Russia’s banks and its currency. These and other factors could have a negative impact on a Fund’s performance.

Investments in Singapore. The Asia Local Debt Fund may invest in fixed income securities issued by the government and/or corporations economically tied to Singapore. The economy of Singapore is heavily dependent on international trade and export. Conditions that weaken demand for such products worldwide or in the Asian region could have a negative and significant impact on the Singaporean economy as a whole. In addition, the economy of Singapore may be particularly vulnerable to external market changes because of its smaller size. These and other factors could have a negative impact on the Fund’s performance.

Investments in South Africa. The Emerging Currency Strategy Fund and the Commodity Currency Strategy Fund may invest in short-term money market securities denominated in South African rand and/or investments designed to provide exposure to South African currency and money market rates as part of their overall investment strategies. The Emerging Markets Local Debt Fund may invest in fixed income and money market securities issued by the South African government and/or corporations domiciled in South Africa. The Global Real Return Fund may invest in fixed income securities and other instruments linked to inflation rates issued by governments, government instrumentalities, government-sponsored enterprises and supranational organizations and/or debt securities issued by corporations in South Africa. Investing in South Africa involves special considerations not typically associated with investing in countries with more established economies or currency markets. Although South Africa is a developing country with a solid economic infrastructure (in some regards rivaling other developed countries), certain issues, such as unemployment, access to health care, limited economic opportunity, and other financial constraints, continue to present obstacles to full economic development. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. South Africa’s currency has recently fluctuated significantly and may be vulnerable to significant devaluation. There can be no assurance that initiatives by the government to address these issues will achieve the desired results. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Investments in South Korea. The Emerging Currency Strategy Fund may invest in short-term money market securities, and the Emerging Markets Local Debt Fund may invest in short-term money market and fixed income securities, and the Asia Local Debt Fund may be invested in fixed income securities issued by the South Korean government and/or corporations domiciled in South Korea. The economy of South Korea is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. Relations with North Korea could also have a significant impact on the economy of South Korea. These and other factors could have a negative impact on a Fund’s performance.

Investments in Taiwan. The Emerging Currency Strategy Fund may invest in short-term securities and instruments designed to provide exposure to the currency and money market rates of Taiwan. The Asia Local Debt Fund may invest in fixed income and money market securities issued by the government and/or corporations economically tied to Taiwan. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse event in the Asian markets may have a significant adverse effect on the economy in Taiwan.

Investments in Thailand. The Emerging Currency Strategy Fund may invest in short-term money market securities, and the Emerging Markets Local Debt Fund may invest in short-term money market and fixed income securities, issued by the Thai government and/or corporations domiciled in Thailand. The Asia Local Debt Fund may invest in fixed income and money market securities issued by the Thai government and/or corporations economically tied to Thailand. The Thai economy is dependent on commodity prices and trade with the economies of Asia, Europe and the United States. Reduction in spending by these economies on Thai products and services or negative changes in any of these economies may cause an adverse impact on the Thai economy. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse event in the Asian markets may have a significant adverse effect on the Thai economy. The United States is Thailand’s largest export market and third largest supplier, after Japan and China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Thai economy.

Thailand has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Thai market and adversely affect the Thai economy. Economic and political instability have contributed to high price volatility in the Thai equity and currency markets, which could affect investments in the Fund.

The Thai economy has experienced periods of substantial inflation, currency devaluations and economic recessions, any of which may have a negative effect on the Thai economy and securities markets. Thailand has at times been destabilized by frequent government turnover and significant political changes, including military coups. Recurrence of these conditions, unanticipated or sudden changes in the political structure or other Thai political events may result in sudden and significant investment losses. These and other factors could have a negative impact on a Fund’s performance.

Investments in Turkey. The Emerging Currency Strategy Fund may invest in short-term money market securities, and the Emerging Markets Local Debt Fund may invest in short-term money market and fixed income securities, issued by the Turkish government and/or corporations domiciled in Turkey. The Global Real Return Fund may invest in fixed income securities and other instruments linked to inflation rates issued by governments, government instrumentalities, government-sponsored enterprises and supranational organizations and/or debt securities issued by corporations in Turkey. The Turkish economy is dependent on trade with certain key trading partners. Reduction in spending by these economies on Turkish products and services or negative changes in any of these economies may cause an adverse impact on the Turkish economy.

Turkey has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards, or in some cases due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur. The United States is a significant trading partner of and investor in Turkey. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on the Turkish economy.

Turkey has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Turkish market and adversely affect the performance of the Turkish economy.

Historically, Turkey’s national politics have been unpredictable and subject to influence by the military, and its government may be subject to sudden change. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Turkey has experienced periods of substantial inflation, currency devaluations and severe economic recessions, any of which may have a negative effect on the Turkish economy and securities market. Turkey has experienced a high level of debt and public spending, which may stifle Turkish economic growth, contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating. These and other factors could have a negative impact on a Fund’s performance.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. As discussed herein, a Fund may not invest more than 10% (15% for the Australia & New Zealand Debt Fund, Emerging Markets Corporate Bond Fund, Strategic Corporate Bond Fund, and Alternative Funds) of its net assets in illiquid securities. A repurchase agreement maturing in more than seven days may be considered an illiquid security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Funds with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, money market funds or U.S. government securities at least equal at all times to the market value of the loaned securities. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. A Fund will generally not have the right to vote securities while they are being loaned. Each Fund reserves the right to lend portfolio securities, though only the Alternative and Fixed Income Funds are likely to engage in securities lending.

SHORT SALE TRANSACTIONS. Each Fund may engage in “short sale” transactions. A short sale involves the sale by a Fund of a listed futures contract, security or commodity that it does not own at a specified price on a future date. A Fund entering into a short sale transaction would generally expect the trading price of the subject listed futures contract, security or commodity to be lower on the specified future date than the price at which it agreed to sell the security or commodity. The Fund would hope to acquire the listed futures contract, security or commodity at a lower price on such date, thereby realizing a gain equal to the difference in the acquisition price and the sale price (less any costs). The Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the listed futures contract, security, commodity or derivative subject to a short sale transaction increases during the period covered by the contract, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered (plus any costs). Because it requires little or no money to enter into a short sale transaction, a Fund could potentially lose more money than the actual cost of entering into the transaction.

Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. Each Fund engaging in short sale transactions may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. Each Fund is required to segregate cash and other assets on its books to cover its short sale obligations. This means that such cash and other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

SOVEREIGN DEBT OBLIGATIONS. Each Fund (except the Duration Funds and Bloomberg Floating Rate Treasury Fund) may invest in sovereign debt obligations. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

SUPRANATIONAL SECURITIES. Each Fund (except the Duration Funds and Bloomberg Floating Rate Treasury Fund) may invest in securities issued by supranational entities. A supranational entity is formed by two or more central governments to promote economic development for the member countries. Supranational entities finance their activities by issuing bond debt and are usually considered part of the sub-sovereign debt market. Some well-known examples of supranational entities are the World Bank, International Monetary Fund, European Investment Bank, Asian Development Bank, Inter-American Development Bank and other regional multilateral development banks. These securities are subject to varying degrees of credit risk and interest rate risk.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. Each Fixed Income Fund, the Managed Futures Strategy Fund, and the Global Real Return Fund may also purchase intermediate and long-term obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policies for each Fund the proxy voting guidelines of each Fund’s respective Sub-Adviser. The Trust has delegated to each Fund’s Sub-Adviser the authority and responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses the proxy voting guidelines of each Fund and the respective roles of its Sub-Adviser in implementing such guidelines.

All Mellon Capital Managed Funds. The Trust has adopted as its proxy voting policies for each Mellon Capital Managed Fund the proxy voting guidelines of Mellon Capital. Mellon Capital, through its participation in The Bank of New York Mellon (“BNY Mellon”) Corporation’s Proxy Policy Committee (“PPC”), has adopted a proxy voting policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Mellon Capital seeks to act solely in the best financial and economic interest of the applicable client. Mellon Capital will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon Capital will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues. Mellon Capital recognizes its duty to vote proxies in the best interests of its clients. Mellon Capital seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, predetermined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Mellon Capital and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon Capital may weigh the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

All Western Asset Managed Funds. The Trust has adopted as its proxy voting policies for the Western Asset Managed Funds the proxy voting guidelines of one of the Funds’ Sub-Advisers, Western Asset Management. Western Asset Management has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Western Asset Management seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Western Asset Management generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. As a practical matter, as a fixed income manager, Western Asset Management rarely has the occasion to vote proxies.

All Funds. A complete copy of each Fund’s Proxy Voting Policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds and, when filed, the Form N-PX for the Western Asset Unconstrained Bond Fund and Barclays U.S. Aggregate Enhanced Yield Fund may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Adviser and each Sub-Adviser (together, the “Advisers”). The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As ETFs, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Funds, regulations of the Funds’ Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of the next Business Day. A “Business Day” with respect to each Fund is any day on which its respective Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisers, the Funds’ Distributor and the Funds’ administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Funds. The Funds’ Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.wisdomtree.com. Online disclosure of such holdings is publicly available at no charge.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

INDEX DESCRIPTION

A description of each Fixed Income Index Fund’s underlying Index is provided in the relevant Fund’s Prospectus under “Principal Investment Strategies of the Fund” with certain additional details provided below. Additional information about each Index, including the components and weightings of the Index, as well as the rules that govern inclusion and weighting in the Index, is available on each respective Index Provider’s website.

Index Rebalance. Each underlying Index of the Fixed Income Index Funds is “rebalanced” or “reconstituted” on a monthly basis. New securities are added to each Index only during the monthly rebalance. During the monthly rebalance, securities are screened to determine whether they comply with the index methodology and are eligible to be included in the Index. The date of the determination is sometimes referred to as the “Index measurement date” or the “Screening Point.” Based on this screening, securities that meet index requirements are added to the Index, and securities that do not meet such requirements are dropped from the Index. In response to market conditions, security weights and the weights of the short positions and long positions may fluctuate above or below a specified cap between monthly Index rebalance dates.

Japan Interest Rate Strategy Fund. The magnitude of the currency adjustment relative to the overall Index is set annually to balance its contribution to overall Index volatility. The Index’s initial currency adjustment will be approximately 30% of the short position in JGBs and long positions of Treasury Bills. The magnitude of the currency adjustment is reviewed at the end of the Index’s calendar year, commencing after the first full year of inception. The specified currency adjustment target amount is derived from the trailing volatility of the JPY/USD cross rate compared to the short portfolio of the Index. The currency adjustment is designed to balance volatility, whereas the short portfolio of the Index and the currency adjustment will seek to contribute similar amounts of expected volatility to the total Index return.

The approximate number of components of each Index is disclosed herein as of October 30, 2015.

Name of Index	Approximate Number of Components
Barclays Rate Hedged U.S. Aggregate Bond Index, Negative Five Duration	9,633 (9,630 long/3 short)
Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration	9,634 (9,630 long/4 short)
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Negative Seven Duration Index	935 (932 long/3 short)
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index	935 (932 long/3 short)
WisdomTree Japan Interest Rate Strategy Index	618 (5 long/613 short)
Bloomberg U.S. Treasury Floating Rate Bond Index	4
Barclays U.S. Aggregate Enhanced Yield Index	6,903

Index Maintenance. Index maintenance occurs throughout the year and includes implementing adjustments for corporate actions.

Index Availability. Each Index is calculated and disseminated throughout each day the Listing Exchange is open for trading.

Changes to the Index Methodology. Each Index is governed by a published, rules-based methodology. Changes to the methodology will be publicly disclosed at www.wisdomtree.com/etfs/index-notices.aspx prior to implementation. Sixty days’ notice will be given prior to the implementation of any such change.

Index Calculation Agent. Each Fixed Income Index Fund has a Calculation Agent that will calculate, maintain and disseminate the underlying Index on a daily basis.

All Fixed Income Index Funds, except Japan Interest Rate Strategy Fund. For each Fixed Income Index Fund, except Japan Interest Rate Strategy Fund, the Fund’s index provider is the Calculation Agent.

Japan Interest Rate Strategy Fund. With respect to the Japan Interest Rate Strategy Fund, in order to minimize any potential for conflicts caused by the fact that WisdomTree Investments and its affiliates act as index provider and investment adviser to the Fund, WisdomTree Investments has retained an unaffiliated third party to calculate the WisdomTree Japan Interest Rate Strategy Index. WisdomTree Investments will monitor the results produced by the Calculation Agent to help ensure that the Index is being calculated in accordance with the rules-based methodology. In addition, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent non-public information about pending changes to the Index from being used or disseminated in an improper manner. Furthermore, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Fund’s portfolio strategies.

INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in each Fund’s Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below and its investment objective without a shareholder vote, provided that it obtains Board approval and notifies its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

Each Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that each Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Concentration

The Currency Funds (except for Commodity Currency Strategy Fund), Australia & New Zealand Debt Fund, Strategic Corporate Bond Fund and Western Asset Unconstrained Bond Fund only:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Alternative Funds, Asia Local Debt Fund, Commodity Currency Strategy Fund, Emerging Markets Corporate Bond Fund, and Emerging Markets Local Debt Fund only:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. For these purposes, the components of the Managed Futures Strategy Fund’s Benchmark (e.g., gold, silver, natural gas) are considered to be separate industries.

The Fixed Income Index Funds only :

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that each Fund’s underlying Index concentrates in the securities of a particular industry or group of industries.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund’s investment policies.

Non-Fundamental Policies. The following investment policy is not fundamental and may be changed without shareholder approval. Prior to any change in a Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

The Alternative Funds, Currency Funds (except for Bloomberg U.S. Dollar Bullish Fund), and Australia & New Zealand Debt Fund, only:

Each Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to the particular country or geographic region suggested by the Fund’s name, including certain derivatives described herein and in the Fund’s Prospectus.

Asia Local Debt Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Local Debt. For these purposes, Local Debt includes fixed income securities, such as bonds, notes or other debt obligations, denominated in local currencies of countries in Asia, as well as certain derivatives and other instruments described herein and in the Fund’s Prospectus.

Australia & New Zealand Debt Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Debt Securities. For these purposes, Debt Securities include fixed income securities, such as bonds, notes or other debt obligations, denominated in Australian or New Zealand dollars, as well as certain derivatives and other instruments described herein and in the Fund’s Prospectus.

The Fixed Income Index Funds only:

Under normal circumstances, in accordance with Rule 35d-1 under the 1940 Act, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by the Fund’s name, including investments that are tied economically to the particular country or geographic region suggested by the Fund’s name. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Emerging Markets Corporate Bond Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corporate Debt. For these purposes, Corporate Debt includes fixed income securities, such as bonds, notes, money market securities and other debt obligations of emerging market issuers, as well as other instruments described herein and in the Fund’s Prospectus.

Emerging Markets Local Debt Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Local Debt. For these purposes, Local Debt includes fixed income securities, such as bonds, notes or other debt obligations, denominated in local currencies of emerging market countries, as well as other instruments described herein and in the Fund’s Prospectus.

Managed Futures Strategy Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity and currency-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of listed commodity, currency and financial futures contracts described herein and in the Fund’s Prospectus.

If, subsequent to an investment, the 80% requirement for a Fund is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Strategic Corporate Bond Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corporate Debt. For these purposes, Corporate Debt includes fixed income securities, such as bonds, notes and money market securities, debt securities linked to inflation rates of local economies, variable or floating rate securities and other debt obligations (such as loan participation notes) described herein and in the Fund’s Prospectus.

Western Asset Unconstrained Bond Fund only:

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in Debt. For these purposes, Debt includes fixed income securities, such as bonds, notes and other debt obligations, denominated in U.S. dollars or local currencies, as well as certain derivatives and other instruments described herein and in the Fund’s Prospectus.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisers, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Advisory Agreements and Sub-Advisory Agreements with the Adviser and Sub-Advisers, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Advisers’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Funds, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, term of office, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement or removal, or if their office is terminated pursuant to the Trust’s Declaration of Trust. The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, New York 10167.

The Chairman of the Board, Victor Ugolyn, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board is composed of a super-majority (83.3%) of Trustees who are not interested persons of the Funds (i.e., “Independent Trustees”). There is an Audit Committee, Governance and Nominating Committee, and Contracts Review Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of Funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chair of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005 - present; President, 2005-present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2005.	86	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	86	Trustee, Vericimetry Funds (2011 to 2014); Director, Bennett Group of Funds (2011 to 2013); Trustee, del Rey Global Investors Funds (2011 to 2012).

Joel Goldberg** (1945)	Trustee, 2012-present	Attorney, Of Counsel since 2014 at Stroock & Stroock & Lavan LLP (“Stroock”); Attorney, Partner at Stroock from 2010 to 2013; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	86	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	86	None

Melinda A. Raso Kirstein (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	86	Associate Alumnae of Douglass College, Member of Investment Committee.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee During Past 5 Years
Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	86	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame.

Officers of the Trust

Jonathan Steinberg**** (1964)	President, 2005- present; Trustee, 2005-present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2005.	86

David Castano**** (1971)	Treasurer, 2013-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.	86

Terry Jane Feld**** (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management, Inc. since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.	86

Ryan Louvar**** (1972)	Secretary and Chief Legal Officer, 2013-present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	86

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee During Past 5 Years
Sarah English**** (1977)	Assistant Secretary, 2013-present	Counsel, WisdomTree Asset Management, Inc. since 2010; Attorney, NYFIX, Inc. 2006 to 2009.	86

Clint Martin**** (1977)	Assistant Treasurer since 2015	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	86

*	Chair of the Audit Committee.
**	Chair of the Contracts Review Committee.
***	Chair of the Governance and Nominating Committee.
****	Elected by and serves at the pleasure of the Board.

Audit Committee. Ms. Raso Kirstein and Messrs. Chrencik and Ugolyn, each an Independent Trustee, are members of the Board’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended August 31, 2015, the Audit Committee held six meetings.

Governance and Nominating Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Governance and Nominating Committee. The principal responsibilities of the Governance and Nominating Committee are to (i) oversee Fund governance matters and (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board. While the Governance and Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance and Nominating Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance and Nominating Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance and Nominating Committee. During the fiscal year ended August 31, 2015, the Governance and Nominating Committee held three meetings.

Contracts Review Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Contracts Review Committee. The principal responsibilities of the Contracts Review Committee are to provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable Sections, rules and interpretative guidance related thereto, with respect to reviewing the performance of, and reasonableness of fees paid to, the Adviser, Sub-Advisers, and core service providers for each series of the Trust, and to make recommendations to the Board regarding the contractual arrangements for such services. On March 12, 2014, the Board created the Contracts Review Committee. The Board has adopted a written charter for the Contracts Review Committee. During the fiscal year ended August 31, 2015, the Contracts Review Committee held five meetings.

Investment Committee. Ms. Raso Kirstein and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Investment Committee (the “Investment Committee”). The principal responsibilities of the Investment Committee are to support, oversee and organize on behalf of the Board the process for overseeing Fund performance and related matters (it being the intention of the Board that the ultimate oversight of Fund performance shall remain with the full Board) and provide recommendations to the Board as needed in respect of such matters. The Board has adopted a written charter for the Investment Committee. On December 11, 2015, the Board created the Investment Committee, and, accordingly, the Investment Committee did not meet in the prior fiscal year.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Steinberg is qualified to serve as Trustee of the Funds because of the experience he has gained as President, Chief Executive Officer and director of WisdomTree Investments and the Adviser, his knowledge of and experience in the financial services industry, and the experience he has gained serving as President and Trustee of the Trust since 2005.

The Board has concluded that Mr. Chrencik is qualified to serve as Trustee of the Funds because of the experience he gained as an audit partner of a public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as the chief financial officer of a hedge fund and his prior service as a board member of several other investment funds, and the experience he has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Goldberg is qualified to serve as Trustee of the Funds because of the experience he has gained as a member of the staff of the SEC, including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, investment advisers, and independent directors, as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Board has concluded that Ms. Massaro is qualified to serve as Trustee of the Funds because of the experience she has gained as a law professor, dean and advisor at various universities, and the experience she has gained serving as Independent Trustee of the Trust since 2006.

The Board has concluded that Ms. Raso Kirstein is qualified to serve as Trustee of the Funds because of her experience in and knowledge of the financial services industry, including her service as a vice president, senior portfolio manager of fixed income management and director of tax exempt fund research of an investment advisory firm, as well as the experience she has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Ugolyn is qualified to serve as Trustee of the Funds because of the experience he gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry, his experience as a member of the Board of Directors of The New York Society of Security Analysts, Inc., his service as chairman for another mutual fund family, and the experience he has gained serving as an Independent Trustee and Chairman of the Board of the Trust since 2006.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of the Trust as of the end of the most recently completed calendar year as of the date of prospectus filing. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies**
Interested Trustee
Jonathan L. Steinberg	Emerging Market Local Debt Fund	$10,001–$50,000	Over $100,000
Independent Trustees
David G. Chrencik	Strategic Corporate Bond Fund	$50,001–$100,000	Over $100,000
Joel H. Goldberg	Managed Futures Strategy Fund	$50,001–$100,000	Over $100,000
Melinda Raso Kirstein	Strategic Corporate Bond Fund	$10,001–$50,000	Over $100,000
Toni M. Massaro	Managed Futures Strategy Fund	$10,001–$50,000	Over $100,000
	Emerging Currency Strategy Fund	$1–$10,000
Victor Ugolyn	n/a	None	Over $100,000

*	Values based on Trustees’ ownership as of the date of this SAI.
**	These values are based on the Trustees’ ownership as of December 31, 2014.

Board Compensation. The following table sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended August 31, 2015.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex*
Interested Trustee
Jonathan L. Steinberg	$0	None	None	$0
Independent Trustees
David Chrencik	$257,400	None	None	$257,400
Melinda Raso Kirstein	$234,000	None	None	$234,000
Joel Goldberg	$257,400	None	None	$257,400
Toni M. Massaro	$257,400	None	None	$257,400
Victor Ugolyn	$351,000	None	None	$351,000

*	The Trust is the only trust in the “Fund Complex.”

Control Persons and Principal Holders of Securities.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of November 30, 2015, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Bloomberg U.S. Dollar Bullish Fund
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	32.42%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.82%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.70%

WisdomTree Brazilian Real Strategy Fund
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.40%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.28%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.89%

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	7.00%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.89%

WisdomTree Chinese Yuan Strategy Fund
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	15.86%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.97%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.11%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.65%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.58%

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	5.40%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	5.01%

WisdomTree Indian Rupee Strategy Fund
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	19.48%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	15.16%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.37%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	12.42%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.71%

WisdomTree Commodity Currency Strategy Fund
	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	21.81%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	14.74%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.01%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.55%

	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	5.26%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.19%

WisdomTree Emerging Currency Strategy Fund
	Northern Trust Company (The) 50 South LaSalle Street Chicago, IL 60675	21.34%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	19.80%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.59%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	6.80%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.71%

WisdomTree Asia Local Debt Fund
	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	23.12%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.18%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	14.82%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.86%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	6.73%

WisdomTree Australia & New Zealand Debt Fund
	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Dallas, TX 75254	90.67%

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	32.09%

	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	18.88%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.53%

	BMO Nesbitt Burns Inc./CDS 1 First Canadian Place, Suite 1300 Toronto, ON M5X 1H3 CANADA	7.42%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.92%

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	34.97%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.47%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	12.38%

	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	9.40%

WisdomTree Bloomberg Floating Rate Treasury Fund
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	41.64%

	Interactive Brokers, LLC/Retail Clearance One Pickwick Plaza Greenwich, CT 06830	17.34%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	13.54%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	8.45%

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	24.83%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	16.74%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	13.95%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.83%

	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	12.32%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.33%

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.32%

	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	10.91%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.94%

	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	9.24%

	RBC Capital Markets Corporation 200 Vesey St. New York, NY 10281	9.16%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.37%

WisdomTree Emerging Markets Corporate Bond Fund
	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	17.49%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	13.71%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	12.33%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.61%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	9.00%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.08%

WisdomTree Emerging Markets Local Debt Fund
	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	15.92%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.91%

	Fifth Third Bank (The) 38 Fountain Square Plaza, MD 116311 Cincinnati, OH 45263	13.45%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.82%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.39%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.13%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.42%

WisdomTree Japan Interest Rate Strategy Fund
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	79.88%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	5.00%

WisdomTree Strategic Corporate Bond Fund
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	40.59%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	13.68%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.16%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.47%

WisdomTree Managed Futures Strategy Fund
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	34.88%

	First Clearing LLC 1 North Jefferson Avenue St. Louis, MO 63103	10.62%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.02%

	RBC Capital Markets Corporation 200 Vesey St. New York, NY 10281	7.39%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.53%

WisdomTree Global Real Return Fund
	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	44.29%

	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	21.62%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.12%

WisdomTree Western Asset Unconstrained Bond Fund
	RBC Capital Markets Corporation 200 Vesey St. New York, NY 10281	42.31%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	33.13%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.42%
WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund
	RBC Capital Markets Corporation 200 Vesey St. New York, NY 10281	76.58%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	20.49%

Investment Adviser. WisdomTree Asset Management serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and WisdomTree Asset Management (the “Investment Advisory Agreement”). WisdomTree Asset Management is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 245 Park Avenue 35th Floor, New York, New York 10167.

Under the Investment Advisory Agreement, WisdomTree Asset Management is responsible for the overall management and administration of the Trust. WisdomTree Asset Management provides an investment program for each Fund. The Adviser also provides proactive oversight of the Sub-Adviser, defined below, daily monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and regular review of the Sub-Adviser’s performance. In addition, the Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Funds to operate.

Each Fund pays WisdomTree Asset Management the Management Fee indicated below.

Fund	Advisory Fee Rate
Asia Local Debt Fund	0.55%
Australia & New Zealand Debt Fund	0.45	%(1)
Barclays U.S. Aggregate Bond Enhanced Yield Fund	0.20	%(2)
Barclays U.S. Aggregate Bond Negative Duration Fund	0.28%
Barclays U.S. Aggregate Bond Zero Duration Fund	0.23%
Bloomberg Floating Rate Treasury Fund	0.20	%(3)
BofA Merrill Lynch High Yield Bond Negative Duration Fund	0.48%
BofA Merrill Lynch High Yield Bond Zero Duration Fund	0.43%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Japan Interest Rate Strategy Fund	0.50%
Strategic Corporate Bond Fund	0.50	%(4)
Bloomberg U.S. Dollar Bullish Fund	0.50%
Brazilian Real Strategy Fund	0.45%
Chinese Yuan Strategy Fund	0.45%
Commodity Currency Strategy Fund	0.55%
Emerging Currency Strategy Fund	0.55%
Indian Rupee Strategy Fund	0.45%
Managed Futures Strategy Fund	0.95%
Global Real Return Fund	0.60%
Western Asset Unconstrained Bond Fund	0.60	%(5)

(1)	WisdomTree Asset Management, Inc. has voluntarily agreed to limit the Management Fee to 0.30% effective November 10, 2015. This voluntary waiver may be reduced or discontinued at any time without notice.
(2)	WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.12% through December 31, 2016. This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time.
(3)	WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.15% through December 31, 2016. This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time.
(4)	WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.45% through December 31, 2016. This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time.
(5)	WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.55% through December 31, 2016. This agreement may be terminated by the Board of Trustees of the Trust, for any reason at any time.

With respect to each Fund, WisdomTree Asset Management has agreed to pay all expenses of the Funds, except for: (i) brokerage expenses and other fees, charter, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of the Fund and are not paid by WisdomTree Asset Management.

The internal expenses of pooled investment vehicles in which the Funds may invest (acquired fund fees and expenses) are not expenses of the Funds and are not paid by WisdomTree Asset Management.

Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of CCO services with respect to each Fund and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

WisdomTree Asset Management is also responsible for the general management and administration of each WisdomTree Subsidiary pursuant to separate investment advisory agreements with each WisdomTree Subsidiary. Under each advisory agreement, WisdomTree Asset Management provides each WisdomTree Subsidiary with the same type of management services, for the same fee and under essentially the same terms, as are provided for the Alternative Funds and Japan Interest Rate Strategy Fund, respectively.

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

For the following period(s), the Adviser received the following fees.

Fund	Commencement of Operations	Advisory Fee Paid for the Fiscal Year or Period Ended August 31, 2013			Advisory Fee Paid for the Fiscal Year or Period Ended August 31, 2014			Advisory Fee Paid for the Fiscal Year or Period Ended August 31, 2015
Asia Local Debt Fund	3/17/2011		$2,695,955			$2,496,517		$904,878
Australia & New Zealand Debt Fund	6/25/2008		$257,805			$168,814		$276,520
Barclays U.S. Aggregate Bond Enhanced Yield Fund	7/9/2015	$	*		$	*		$885	(3)
Barclays U.S. Aggregate Bond Negative Duration Fund	12/18/2013		*			$12,050		$79,436
Barclays U.S Aggregate Bond Zero Duration Fund	12/18/2013		*			$10,184		$138,958
Bloomberg Floating Rate Treasury Fund	2/4/2014		*			$2,861	(2)	$2,818	(2)
BofA Merrill Lynch High Yield Bond Negative Duration Fund	12/18/2013		*			$18,599		$43,153
BofA Merrill Lynch High Yield Bond Zero Duration Fund	12/18/2013		*			$20,696		$76,179
Emerging Markets Corporate Bond Fund	3/8/2012		$662,216			$647,448		$604,191
Emerging Markets Local Debt Fund	8/9/2010		$9,084,773			$5,861,026		$3,405,629
Japan Interest Rate Strategy Fund	12/18/2013	$	*			$17,352		$24,761
Strategic Corporate Bond Fund	1/31/2013		29,188	(1)		$47,903	(1)	$33,756	(1)
Bloomberg U.S. Dollar Bullish Fund	12/18/2013	$	*			$156,104		$1,499,730
Brazilian Real Strategy Fund	5/14/2008		$244,748			$813,876		$97,814
Chinese Yuan Strategy Fund	5/14/2008		$1,045,069			$858,107		$559,598
Commodity Currency Strategy Fund	9/24/2010		$120,081			$75,147		$46,833
Emerging Currency Strategy Fund	5/6/2009		$1,529,057			$828,692		$429,754
Indian Rupee Strategy Fund	5/14/2008		$93,180			$131,114		$75,536
Global Real Return Fund	7/14/2011		$28,714			$27,673		$26,979
Managed Futures Strategy Fund	1/5/2011		$1,221,703			$1,440,414		$1,996,489
Western Asset Unconstrained Bond Fund	6/11/2015	$	*		$	*		$6,143	(4)

(1)	Amount is net of advisory fee waivers. The advisory fees waived for 2013, 2014 and 2015 were $2,919, $4,790 and $3,751, respectively.
(2)	Amount is net of advisory fee waivers. The advisory fees waived for 2014 and 2015 were $715 and $939, respectively.
(3)	Amount is net of advisory fee waivers. The advisory fees waived for 2015 were $589.
(4)	Amount is net of advisory fee waivers. The advisory fees waived for 2015 were $558.
*	Not in operation for the period indicated.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided, that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Sub-Advisers. Mellon Capital Management Corporation (“Mellon Capital”) serves as the sub-adviser for each of the Mellon Capital Managed Funds pursuant to an Investment Sub-Advisory Agreement between the Adviser and Mellon Capital (the “Mellon Capital Sub-Advisory Agreement”). Mellon Capital also serves as Sub-Adviser to the WisdomTree Managed Futures Strategy Subsidiary and is responsible for its day-to-day management. Mellon Capital chooses the WisdomTree Managed Futures Strategy Subsidiary’s portfolio investments and places orders to buy and sell its portfolio investments. Mellon Capital is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors with its principal office located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital manages global quantitative-based investment strategies for institutional and private investors. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon, a publicly traded financial holding company. WisdomTree Asset Management pays Mellon Capital for providing sub-advisory services to the Funds.

Western Asset Management, Western Asset London and Western Asset Singapore serve as sub-advisers to for each of the Western Asset Managed Funds pursuant to an investment sub-advisory agreement with WisdomTree Asset Management (the “Western Sub-Advisory Agreement”). Western Asset also serves as Sub-Adviser to the WisdomTree Global Real Return Subsidiary and WisdomTree Japan Interest Rate Strategy Subsidiary and is responsible for their day-to-day management. Western Asset chooses each of these WisdomTree Subsidiaries’ portfolio investments and places orders to buy and sell their portfolio investments. Each Western Asset sub-adviser is a wholly-owned subsidiary of Legg Mason, Inc. Established in 1971, Western Asset Management has offices located at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018 and acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Founded in 1984, Western Asset London has offices located at 10 Exchange Place, Primrose Street, London EC2A 2EN, England. Western Asset Singapore was founded in 2000 and has offices located at 1 George Street #23-01, Singapore 049145. Western Asset London and Western Asset Singapore provide certain sub-advisory services that relate to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Each Western Asset office provides services relating to relevant portions of the Western Asset Managed Funds as appropriate. WisdomTree Asset Management pays Western Asset for providing sub-advisory services to the Funds.

Each Sub-Adviser believes that it may perform sub-advisory and related services for the Trust and the Funds without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent a Sub-Adviser from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Mellon Capital Sub-Advisory Agreement and the Western Sub-Advisory Agreement (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”), with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve that Fund’s Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. Each Fund’s Sub-Advisory Agreement is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event its shares are no longer listed on a national securities exchange. Each Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers

Mellon Capital. Mellon Capital utilizes a team of investment professionals acting together to manage the assets of each Mellon Capital Managed Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in each Fund’s portfolio as it deems appropriate in the pursuit of each Fund’s investment objectives.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of each Mellon Capital Managed Fund’s portfolio, as described below, are Paul Benson, Vassilis Dagioglu, Stephanie Shu, and James Stavena. Messrs. Dagioglu and Stavena are members of Mellon Capital’s Asset Allocation Team, and Mr. Benson and Ms. Shu are members of Mellon Capital’s Fixed Income Team. Mr. Benson and Ms. Shu manage each Fixed Income Fund, except Emerging Markets Corporate Bond Fund, Japan Interest Rate Strategy Fund, Strategic Corporate Bond Fund and Western Asset Unconstrained Bond Fund, and each of the Currency Funds, except Brazilian Real Strategy Fund. Ms. Shu has been a member of the portfolio management team for each of these Funds since inception. She has been a portfolio manager for the Emerging Markets Local Debt Fund and Asia Local Debt Fund since inception and a portfolio manager of the other Mellon Capital Managed Funds, except Managed Futures Strategy Fund, since October 2015. Mr. Benson has managed each Mellon Capital Managed Fund, except Managed Futures Strategy Fund, since October 2015. Mr. Dagioglu and Mr. Stavena have managed the Managed Futures Strategy Fund since inception.

As of September 30, 2015, the Fixed Income Team managed 20 registered investment companies with approximately $9.9 billion in assets; 45 pooled investment vehicles with approximately $15.2 billion in assets; and 31 other accounts with approximately $22 billion in assets.

As of September 30, 2015, the Asset Allocation Team managed 5 other registered investment companies with approximately $1.5 billion in assets; 41 pooled investment vehicles with approximately $6.3 billion in assets; and 34 other accounts with approximately $4.4 billion in assets.

Western Asset. Western Asset utilizes a broad team of portfolio managers, sector specialists and other investment professionals to manage the assets of the Western Asset Managed Funds. In the context of this larger team, senior portfolio managers work together to manage the assets of each Fund, develop and implement investment strategy, and coordinate with other relevant investment team members. The senior portfolio managers meet regularly to review portfolio holdings, discuss purchase and sale activity, and adjust holdings in each Fund’s portfolio as they deem appropriate in the pursuit of each Fund’s investment objective.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Emerging Markets Corporate Bond Fund’s portfolio are S. Kenneth Leech, Kevin J. Ritter and Chia-Liang Lian.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Strategic Corporate Bond Fund’s portfolio are S. Kenneth Leech, Ryan K. Brist, Michael C. Buchanan and Paul Shuttleworth.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Global Real Return Fund and Brazilian Real Strategy Fund portfolios are S. Kenneth Leech and Christopher Orndorff.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Japan Interest Rate Strategy Fund portfolio are Kazuo Doi and S. Kenneth Leech.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Western Asset Unconstrained Bond Fund’s portfolio are S. Kenneth Leech, Mark Lindbloom, Christopher Orndorff, Michael C. Buchanan, Chia-Liang Lian and Anup Agarwal.

Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities. Each portfolio manager is authorized to make investment decisions for all portfolios managed by the team. Each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. No member of the portfolio teams manages assets outside of the team. Each portfolio manager has managed the Fund since its inception.

In addition to the Western Asset Managed Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of September 30, 2015.

Portfolio Manager	Registered Investment Companies Accounts	Assets Managed (billions)	Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)
S. Kenneth Leech[1]	110	$187,871,086,822	269	$85,397,572,884	630	$172,864,677,374
Kevin Ritter[2]	7	$1,696,145,312	9	$1,188,439,299	35	$3,596,579,503
Ryan K. Brist[3]	9	$2,170,594,646	21	$13,429,089,683	50	$19,294,913,429
Michael C. Buchanan[4]	44	$39,516,559,587	75	$35,108,977,718	187	$50,399,063,094
Paul Shuttleworth[5]	6	$1,493,391,124	17	$4,102,965,945	21	$5,770,683,902
Christopher Orndorff[6]	14	$5,474,763,313	27	$9,187,751,468	59	$27,402,892,569
Chia-Liang Lian[7]	28	$31,258,703,172	40	$13,676,251,529	152	$31,299,937,791
Mark Lindbloom [8]	18	$34,221,759,010	20	$10,498,641,316	132	$36,208,681,259
Anup Agarwal[9]	5	$2,049,387,639	19	$7,575,515,206	55	$6,862,647,458
Kazuto Doi	2	$867,106	10	$8,541,209,162	7	$425,388,899

[1]	8 Pooled Investment Vehicle Accounts with approximately $1,554,275,108 in assets and 57 Other Accounts with approximately $17,073,380,868 in assets had performance based advisory fees.
[2]	Other Account with approximately $3.9 million in assets had performance based advisory fees.
[3]	3 Other Accounts with approximately $643,460,670 in assets had performance based advisory fees.
[4]	4 Pooled Investment Vehicle Accounts with approximately $1,199,056,881 in assets and 21 Other Accounts with approximately $7,777,320,361 in assets had performance based advisory fees.
[5]	2 Pooled Investment Vehicle Account with approximately $182,598,300 in assets and 3 Other Accounts with approximately $1,198,089,586 in assets had performance based advisory fees.
[6]	2 Pooled Investment Vehicle Accounts with approximately $182,598,300 in assets and 7 Other Accounts with approximately $3,912,982,855 in assets had performance based advisory fees.
[7]	1 Pooled Investment Vehicle Account with approximately $117,325,388 in assets had performance based advisory fees and 28 Other Accounts with approximately $8,898,813,266 in assets had performance based advisory fees.
[8]	23 Other Accounts with approximately $8,041,145,507 in assets had performance based advisory fees.
[9]	3 Pooled Investment Vehicle Account with approximately $255,860,195 in assets had performance based advisory fees.

Portfolio Manager Fund Ownership. As of September 30, 2015, none of the Mellon Capital portfolio managers owned shares of the Mellon Capital Managed Fund(s) that they manage. As of September 30, 2015, none of the Western Asset portfolio managers owned shares of the Western Asset Managed Funds that they manage, except as follows:

Portfolio Manager	Name of the Fund	Dollar Range of Securities Beneficially Owned
S. Kenneth Leech	Brazilian Real Strategy Fund	$10,001-$50,000

Mellon Capital

Portfolio Manager Compensation. The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital’s Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Description of Material Conflicts of Interest.

Advisers are subject to certain fiduciary standards under federal law and owe clients an affirmative duty of utmost good faith to act solely in the best interests of the client and to make full and fair disclosure of all material facts, particularly where the adviser’s interests may conflict with the client’s best interest.

Performance Fees – We have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or your investment management agreement.

Side-by-Side Management -“Side-by-side management” refers to our simultaneous management of multiple types of client accounts/investment products. For example, we manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. Our clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for us, our employees, and our supervised persons. Below we discuss the conflicts that we and our employees and supervised persons face when engaging in side-by-side management and how we deal with them. Note that certain of our employees are also officers or employees of one or more Firm affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When we concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that we manage our accounts consistent with applicable laws, and we follow procedures that are reasonably designed to treat our clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged. Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts—In limited circumstances, we may provide to a third party for which we provide non-discretionary advisory services the same model portfolio used to manage certain of our clients’ accounts. In those cases where we are implementing the model results for only a portion of the assets affected (for example, only the assets over which we have discretionary management authority) and therefore, we cannot apply our internal trade allocation procedures, we will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established. Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management —We manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. We have a financial incentive to favor accounts with performance-based fees because we (and our employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, we have an incentive to direct our best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. We also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies -We manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. We also may face conflicts of interest when we have uncovered option strategies and significant positions in illiquid securities in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts -We perform investment advisory services for various clients. We may give advice and take action in the performance of our duties with respect to any of our other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. We have no obligation to purchase or sell for a client any security or other property which we purchase or sell for our own account or for the account of any other client, if we believe it is undesirable or impractical to take such action. We may give advice or take action in the performance of our duties with respect to any of our clients which may differ from the advice given, or the timing or nature of action taken, by our affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts—To the extent permissible under applicable law, we may decide to invest some or all of our temporary investments in money market or similar accounts advised or managed by a BNY Mellon affiliate. In addition, we may invest client accounts in affiliated pooled vehicles. We have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for us or our affiliates. In certain instances, we may enter into revenue sharing arrangements with affiliates where we may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. We may also enter into wholesale arrangements with affiliates where we receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles—Our clients may give us discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles we manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit our discretion to allocate to a percentage range of the value of a client’s account. When a client grants us that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. We may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, we will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts” -We, and our existing and future employees may from time to time invest in products managed by the Firm and we or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Firm, , or our employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. We have an incentive to favor these Proprietary Accounts by directing our best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. We also have an incentive to dedicate more time and attention to our Proprietary Accounts and to give them better execution and brokerage commissions than our other client accounts. We also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations—A majority of the Firm’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Firm is involved in the determination of the valuation of an investment. In such circumstances, we require, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, we then look to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Firm has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest -As noted previously, we manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of our client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, we may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Firm client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest -We have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Firm has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. We have also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Firm’s adherence to such policies and procedures.

Western Asset

Portfolio Manager Compensation. With respect to the compensation of portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Sub-Adviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Sub-Adviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Sub-Adviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Sub-Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Sub-Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Description of Material Conflicts of Interest. Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not in others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or may make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Funds depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another, because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed. In addition, current trading practices do not allow the Adviser or Sub-Adviser to intentionally favor one portfolio over another as trades are executed or as trade orders are received. Portfolio rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market close. There is no guarantee that the Adviser, the Sub-Adviser and the portfolio managers will be able to identify or mitigate these conflicts of interest.

Examples of material conflicts of interest include, but are not limited to:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. Additionally, the Sub-Adviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the Sub-Adviser’s trade allocation policies may result in a fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the Sub-Adviser with brokerage and research services. The Sub-Adviser does not consider the provision or value of such services in the selection of a broker or dealer. Nonetheless, the services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others. A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the Sub-Adviser’s fee differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the Sub-Adviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The Sub-Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Sub-Adviser and its affiliates.

Codes of Ethics. The Trust, the Advisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from, the SEC.

Administrator, Custodian, Transfer Agent and Securities Lending Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian, transfer agent and securities lending agent for the Funds. State Street’s principal address is One Lincoln Street, Boston, Massachusetts 02110. Under the Fund Administration Agreement with the Trust, State Street provides certain administrative, legal, tax and financial reporting services for the maintenance and operations of the Trust and the Funds. Under the Master Custodian Agreement with the Trust, State Street acts as custodian of assets of the Trust, including securities which the Trust, on behalf of the Funds, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust and for the Funds. Also, under the Master Custodian Agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the authorized and issued shares of beneficial interest for the Funds, and as dividend disbursing agent of the Trust. State Street also provides services, as applicable, for any wholly-owned subsidiary of a WisdomTree Fund. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Trust. State Street also serves as the securities lending agent. As compensation for providing such services, State Street receives a portion of the income earned by the Funds in connection with the lending program. With respect to the foregoing agreements, the Trust has agreed to a limitation of liability for State Street and/or to indemnify State Street for certain liabilities.

Distributor. Foreside Fund Services, LLC serves as Distributor for the Trust and its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund in the U.S. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with WisdomTree Investments, WisdomTree Asset Management, or any stock exchange.

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

Intermediary Compensation. WisdomTree Asset Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. In addition, WisdomTree Asset Management and E*Trade Securities LLC (“ETS”) have entered into an agreement whereby ETS has agreed not to charge its customers any transaction fee or brokerage commission for the purchase of shares of applicable Funds made through ETS’ distribution system (the “ETS fee waiver”) and to disclose that such Funds are sold with the ETS fee waiver, and WisdomTree Asset Management has agreed to pay ETS during the term of the agreement an amount based on net purchases and sales of such Funds in the ETS distribution system. WisdomTree Asset Management has also agreed to make payments to Charles Schwab & Co., Inc. (“Schwab”) for the services described above including education costs and administrative costs with respect to applicable Funds made available and/or sold through the Schwab ETF OneSource platform. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). WisdomTree Asset Management periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by WisdomTree Asset Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of WisdomTree Funds.

If you have any additional questions, please call 1-866-909-9473.

BROKERAGE TRANSACTIONS

Each Sub-Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, each Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including, but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as if they may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. Each Sub-Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant. In such cases, a Fund will require such broker-dealer to achieve execution at a price that is at least as favorable to the Fund as the value of such securities used to calculate the Fund’s NAV. The broker-dealer will be required to reimburse the Fund for, among other things, any difference between the price (including applicable brokerage commissions, taxes and transaction costs) at which such securities were bought or sold and the value of such securities used to calculate the Fund’s NAV. This amount will vary depending on the quality of the execution and may be capped at amounts determined by WisdomTree Asset Management in its sole discretion.

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years ended August 31, 2013, 2014 and 2015.

Name	Commissions Paid for Fiscal Year Ended August 31, 2013	Commissions Paid for Fiscal Year Ended August 31, 2014	Commissions Paid for Fiscal Year Ended August 31, 2015
Barclays U.S. Aggregate Bond Negative Duration Fund[1,2]	n/a	$1,074	$5,664
Barclays U.S. Aggregate Bond Zero Duration Fund[1,2]	n/a	786	9,141
BofA Merrill Lynch High Yield Bond Negative Duration Fund[1,2]	n/a	981	1,787
BofA Merrill Lynch High Yield Bond Zero Duration Fund[1,2]	n/a	804	2,030
Japan Interest Rate Strategy Fund[1,2]	n/a	145	294
Global Real Return Fund	$35	124	127
Managed Futures Strategy Fund	33,155	38,732	93,928
Western Asset Unconstrained Bond Fund[3,4]	n/a	n/a	163

[1]	The Fund commenced operations in the fiscal year ended August 31, 2014 and, therefore, did not pay any brokerage commissions for the fiscal year ended 2013.
[2]	Amounts shown under the column heading entitled “Commissions Paid for the Fiscal Year Ended August 31, 2014” are for the period December 18, 2013 (commencement of operations) through August 31, 2014.
[3]	The Fund commenced operations in the fiscal year ended August 31, 2015 and, therefore, did not pay any brokerage commissions for the fiscal ended 2013 and 2014.
[4]	Amounts shown under the column heading entitled “Commissions Paid for the Fiscal Year Ended August 31, 2015” are for the period June 11, 2015 (commencement of operations) through August 31, 2015.

Affiliated Brokers

During the fiscal year ended August 31, 2015, the Funds did not pay any commissions to any affiliated brokers.

Regular Broker-Dealers

The following table lists each Fund’s acquisitions of securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of August 31, 2015.

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of August 31, 2015
WisdomTree Bloomberg U.S. Dollar Bullish Fund	None
WisdomTree Brazilian Real Strategy Fund	Deutsche Bank AG	$5,782,000
WisdomTree Chinese Yuan Strategy Fund	Citigroup, Inc.	24,500,000
	Barclays Capital, Inc.	4,654,519
	Deutsche Bank AG	4,654,518
WisdomTree Commodity Currency Strategy Fund	Citigroup, Inc.	1,905,000
WisdomTree Emerging Currency Strategy Fund	Citigroup, Inc.	15,140,000
WisdomTree Indian Rupee Strategy Fund	Citigroup, Inc.	3,940,000
WisdomTree Asia Local Debt Fund	None
WisdomTree Australia & New Zealand Debt Fund	None
WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund	JP Morgan Chase & Co.	61,005
	Wells Fargo Bank	51,888
	Goldman Sachs Group, Inc. (The)	41,646
	Citigroup, Inc.	24,245

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of August 31, 2015
	Morgan Stanley	23,865
WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	Morgan Stanley	527,607
	JP Morgan Chase & Co.	341,005
	Wells Fargo Bank	285,926
	Goldman Sachs Group, Inc. (The)	175,262
	Citigroup, Inc.	10,044
WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	Wells Fargo Bank	531,291
	JP Morgan Chase & Co.	506,495
	Morgan Stanley	338,322
	Goldman Sachs Group, Inc. (The)	230,177
	Citigroup, Inc.	118,144
WisdomTree Bloomberg Floating Rate Treasury Fund	None
WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	RBS Securities, Inc.	51,632
WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	None
WisdomTree Emerging Markets Corporate Bond Fund None
WisdomTree Emerging Markets Local Debt Fund	Citigroup, Inc.	18,000,000
WisdomTree Japan Interest Rate Strategy Fund	None
WisdomTree Strategic Corporate Bond Fund	Barclays Capital, Inc.	228,375
	RBS Securities, Inc.	226,742
	Goldman Sachs Group, Inc. (The)	216,138
	Citigroup, Inc.	182,405
WisdomTree Global Real Return Fund	None
WisdomTree Managed Futures Strategy Fund	None
Western Asset Unconstrained Bond Fund	Goldman Sachs Group, Inc. (The)	421,059
	Citigroup, Inc	64,635
	Wells Fargo Bank	60,371

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on December 15, 2005, and consists of multiple series of funds (“Funds”). Each Fund issues shares of beneficial interest, with $0.001 par value. The Board may establish additional funds. The Trust is registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds within the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a super majority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in kind, for cash, or for a combination of cash and securities.

Role of Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing processes may be conducted by the Trust via a third party.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of (i) the in-kind deposit of a designated portfolio of money market instruments or fixed income securities and other instruments closely approximating the holdings of the Fund, and (ii) U.S. cash and/or non-U.S. currency (together, the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

Each Fund may permit or require the submission of a basket of money market instruments, fixed income securities and other instruments, non-U.S. currency or cash denominated in U.S. dollars that differs from the composition of the published basket. Each Fund may permit or require the consideration for Creation Unit Aggregations to consist solely of cash or non-U.S. currency. Each Fund reserves the right to permit or require the substitution of an amount of cash denominated in U.S. dollars or non-U.S. currency (i.e., a “cash in lieu” amount) to be added, at its discretion, to the Cash Component to replace any Deposit Security (typically 102%-110% of the value of any missing Deposit Security). For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be prohibited or restricted under applicable securities laws, or in certain other situations at the sole discretion of the Trust.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the value of the Deposit Securities. If the Cash Component is a positive number, the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number, the Authorized Participant will receive the Cash Component. The Cash Component does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

Each Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Deposit Securities are applicable, subject to any adjustments, as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes from time to time.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In each case, such entity must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”). A Participating Party or DTC Participant that has entered a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Unit Aggregations. All orders to create Creation Unit Aggregations must be received by the Distributor by the designated closing time, which is no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to the State Street and Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach State Street and the Distributor or an Authorized Participant. On days when the Listing Exchange or U.S. or non-U.S. bond markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of a Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or State Street to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the third Business Day following the Transmittal Date. Each Fund reserves the right to settle transactions on a basis other than “T” plus three Business Days (i.e., days on which the NYSE is open) (“T+3”). In certain cases Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. On days when the Listing Exchange or U.S. markets close earlier than normal, a Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 102%, which the Trust may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern time (or such other time as specified by the Trust), on the Settlement Date. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102%, which the Trust may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the Settlement Date, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the Additional Cash Deposit to purchase the missing Deposit Securities. The Trust may also require delivery of Deposit Securities prior to settlement date by the Authorized Participant in relation to certain international markets.

The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Cash Purchases. When, in the sole discretion of the Trust, cash purchases of Creation Unit Aggregations of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by the Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor with respect to any Fund. Orders may be rejected and acceptance may be revoked if, for example: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not the same as those disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or WisdomTree Asset Management, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor or WisdomTree Asset Management make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, WisdomTree Asset Management, the Distributor, DTC, NSCC, State Street or a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, State Street, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. Each Fund imposes a “Transaction Fee” or “CU Fee” on investors purchasing or redeeming Creation Units. The purpose of the Transaction Fee is to protect the existing shareholders of the Funds from the dilutive costs associated with the purchase and redemption of Creation Units. Where a Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees for a Fund will differ for each Fund from Transaction Fees for other WisdomTree Funds, depending on the transaction expenses related to each Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for each Fund, may be charged in cases where a Fund permits cash or cash in lieu of Deposit Securities. Investors purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will investors doing so through the NSCC process. Also, investors who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by a Fund.

The following table sets forth the standard and maximum creation and redemption Transaction Fees for each of the Funds. These fees may be changed by the Trust.

Fund	CU Fee*	Maximum CU Fee
Bloomberg U.S. Dollar Bullish Fund	$200	$800
Brazilian Real Strategy Fund	$200	$800
Chinese Yuan Strategy Fund	$200	$800
Commodity Currency Strategy Fund	$200	$800
Emerging Currency Strategy Fund	$200	$800
Indian Rupee Strategy Fund	$200	$800
Asia Local Debt Fund	$700	$2,800
Australia & New Zealand Debt Fund	$700	$2,800
Barclays U.S. Aggregate Bond Enhanced Yield Fund	$400	$1,600
Barclays U.S. Aggregate Bond Negative Duration Fund	$400	$1,600
Barclays U.S. Aggregate Bond Zero Duration Fund	$400	$1,600
Bloomberg Floating Rate Treasury Fund	$100	$400
BofA Merrill Lynch High Yield Bond Negative Duration Fund	$400	$1,600
BofA Merrill Lynch High Yield Bond Zero Duration Fund	$400	$1,600
Emerging Markets Corporate Bond Fund	$1,000	$4,000
Emerging Markets Local Debt Fund	$1,500	$6,000
Japan Interest Rate Strategy Fund	$250	$1,000
Strategic Corporate Bond Fund	$750	$3,000
Managed Futures Strategy Fund	$200	$800
Global Real Return Fund	$500	$2,000
Western Asset Unconstrained Bond Fund	$500	$2,000

*	A Fund may charge, either in lieu of or in addition to the Transaction Fees, in the sole discretion of the Trust, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.0% of the net asset value per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

Placement of Redemption Orders for Using the Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The consideration for redemption of Creation Unit Aggregations of a Fund generally consists of (i) a designated portfolio of money market securities or fixed income securities and other instruments that closely approximate the holdings of the Fund (the “Fund Securities”) and (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 11:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

If the requisite number of shares of a Fund is not delivered on the Transmittal Date as described above, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by State Street and marked-to-market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the

Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to State Street prior to the DTC cut-off time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC cut-off-time on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust on which the shares of the relevant Fund are delivered through DTC to State Street by the DTC cut-off-time on such Business Day pursuant to a properly submitted redemption order.

A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of an International Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the International Fund is closed or that are otherwise not Business Days for such International Fund, stockholders may not be able to redeem their shares of such International Fund, or to purchase and sell shares of such International Fund on the Listing Exchange for the International Fund, on days when the NAV of such International Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions. A Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash, money market securities or fixed income securities and other instruments. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for a Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange (NYSE) is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REGULAR HOLIDAYS

Each Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+3. A Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+3 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to the Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices could affect the accuracy of information set forth herein.

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In calendar year 2016, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

2016

Country	Trade Date	Settlement Date	Number of Days to Settle
China	02/03/16	02/17/16	14
	02/04/16	02/18/16	14
	02/05/16	02/19/16	14
	04/27/16	05/09/16	12
	04/28/16	05/10/16	12
	04/29/16	05/11/16	12
	09/28/16	10/11/16	13
	09/29/16	10/12/16	13
	09/30/16	10/13/16	13
Colombia	03/18/16	03/28/16	10
Indonesia	06/29/16	07/11/16	12
	06/30/16	07/12/16	12
	07/01/16	07/13/16	12
Ireland	12/21/16	12/29/16	8
	12/22/16	01/02/17	11
Israel	04/20/16	05/01/16	11
	04/21/16	05/02/16	11

2016
Country	Trade Date	Settlement Date	Number of Days to Settle
	10/10/16	10/25/16	15
	10/13/16	10/26/16	13
Malaysia	07/01/16	07/11/16	10
	07/04/16	07/12/16	8
	07/05/16	07/13/16	8
Mexico	03/18/16	03/28/16	10
Pakistan	09/08/16	09/16/16	8
	09/09/16	09/19/16	10
Philippines	12/23/15	01/04/16	12
	12/28/15	01/05/16	8
	12/29/15	01/06/16	8
Qatar	09/06/16	09/18/16	12
	09/07/16	09/19/16	12
	09/08/16	09/20/16	12
Serbia	04/26/16	05/04/16	8
	04/27/16	05/05/16	8
	04/28/16	05/06/16	8
South Africa	12/24/15	01/04/16	11
	12/28/15	01/05/16	8
	12/29/15	01/06/16	8
	12/30/15	01/07/16	8
	12/31/15	01/08/16	8
	03/14/16	03/22/16	8
	03/15/16	03/23/16	8
	03/16/16	03/24/16	8
	03/17/16	03/29/16	12
	03/18/16	03/30/16	12
	03/22/16	03/31/16	9
	03/23/16	04/01/16	9
	03/24/16	04/04/16	11
	04/20/16	04/28/16	8
	04/21/16	04/29/16	8
	04/22/16	05/03/16	11
	04/25/16	05/04/16	9
	04/26/16	05/05/16	9
	04/28/16	05/06/16	8
	04/29/16	05/09/16	10
	06/09/16	06/17/16	8
	06/10/16	06/20/16	10
	06/13/16	06/21/16	8

2016
Country	Trade Date	Settlement Date	Number of Days to Settle
	06/14/16	06/22/16	8
	06/15/16	06/23/16	8
	08/02/16	08/10/16	8
	08/03/16	08/11/16	8
	08/04/16	08/12/16	8
	08/05/16	08/15/16	10
	08/08/16	08/16/16	8
	12/09/16	12/19/16	10
	12/12/16	12/20/16	8
	12/13/16	12/21/16	8
	12/14/16	12/22/16	8
	12/15/16	12/28/16	13
	12/16/16	12/28/16	12
	12/19/16	12/29/16	10
	12/20/16	01/02/17	13
	12/21/16	01/03/17	13
	12/22/16	01/04/17	13
	12/28/16	01/05/17	8
	12/29/16	01/06/17	8
Sweden	12/30/15	01/07/16	8
Thailand	04/08/16	04/18/16	10
	04/11/16	04/19/16	8
	04/12/16	04/20/16	8
Turkey	07/01/16	07/11/16	10
	07/04/16	07/12/16	8
	09/08/16	09/19/16	11
	09/09/16	09/20/16	11
Ukraine	12/31/15	01/08/16	8

United Arab Emirates	09/07/16	09/15/16	8
	09/08/16	09/18/16	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above ) will be treated as qualifying income.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described in (a) above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing a Currency Strategy Fund’s status as a RIC for all years to which the regulations are applicable.

It is not clear whether the Japan Interest Rate Strategy Fund could satisfy the diversification tests described in (b) above if it directly entered into investments generating short exposure to JGBs in the amounts that it anticipates will be necessary in order to track the performance of the WisdomTree Japan Interest Rate Strategy Index. In order to enable the Japan Interest Rate Strategy Fund to satisfy those tests, it intends to hold some or all of the investments generating short exposure to JGBs through its WisdomTree Subsidiary. The Japan Interest Rate Strategy Fund further intends to limit its investment in its WisdomTree Subsidiary to no more than 25% of the value of its total assets at the end of each quarter of its taxable year. Treasury has finalized certain regulations that would treat the Japan Interest Rate Strategy Fund and its WisdomTree Subsidiary as a “controlled group.” Pursuant to these new regulations, the Japan Interest Rate Strategy Fund is required to look through its WisdomTree Subsidiary to the WisdomTree Subsidiary’s underlying investments for purposes of the diversification tests described in (b) above and could fail to qualify as a RIC if it does not adjust its asset holdings to conform to the new rule.

The Managed Futures Strategy Fund and the Global Real Return Fund have each received a private letter ruling from the Internal Revenue Service (“IRS”) with respect to each Fund’s investments in certain commodity-linked notes and each Fund’s WisdomTree Subsidiary, which provides that the income received from both types of investments will be qualifying income to the Funds. The IRS is not currently issuing additional private letter rulings similar to those issued to the Funds with respect to the WisdomTree Subsidiaries and is reportedly reconsidering certain of the issues addressed by the rulings. If the IRS were to assert that income derived from certain commodity-linked notes or from the Funds’ investment in the WisdomTree Subsidiaries does not constitute qualifying income and if such assertion were upheld, the Funds might cease to qualify as RICs or could be required to reduce their exposure to such investments which may result in difficulty in implementing the Funds’ respective investment strategies.

If the Managed Futures Strategy Fund, the Global Real Return Fund or the Japan Interest Rate Strategy Fund were to fail to qualify as a RIC for any taxable year, its taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when distributed. If a Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund were to fail to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. A failure to qualify as a RIC could cause investors to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Taxation of the Funds. If a Fund qualifies for treatment as a RIC, that Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, a Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Funds’ shares are generally subject to federal income tax as described herein to the extent they do not exceed the Funds’ realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For noncorporate shareholders, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

Dividends received by corporate shareholders of a Fund may qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from U.S. corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

Since each Fund’s income is derived primarily from sources that do not pay dividends or from non-U.S. sources, it is not expected that a substantial portion of dividends paid by any Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.”

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Federal Tax Treatment of Certain Fund Investments. Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, or defer a Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund.

A Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Some debt obligations that may be acquired by a Fund may be treated as having original issue discount (“OID”). Generally, a Fund will be required to include OID in taxable income over the term of the debt security, even though payment of the OID is not received until a later time, usually when the debt security matures. If a Fund holds such debt instruments, it may be required to pay out as distributions each year an amount that is greater than the total amount of cash interest the Fund actually received.

If a Fund invests in securities that have OID, it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level. Moreover, the Fund may realize gains or losses from such liquidations. In the event the Fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have in the absence of such transactions.

Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distribution requirements for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the applicable Fund’s taxable income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

The Funds, which will have the U.S. dollar as their functional currency, gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

The Currency Strategy Funds’ forward contracts may qualify as so-called “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. A Currency Strategy Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 contracts and are entered into by a Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments. Income received by the Funds from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of that Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to treat a PFIC as a “qualified electing fund” under the Code in which case, in lieu of the foregoing requirements, such Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of a Fund’s income to be distributed to its shareholders as ordinary income.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if the Fund invests in REITs that hold residual interests in REMICs.

Non-U.S. Shareholders. In general, dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. person directly, would not be subject to withholding.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Ordinary dividends, redemption payments and certain Capital Gain Dividends paid after June 30, 2014 to a non-U.S. shareholder that fails to meet certain requirements or make certain required certifications are generally subject to withholding tax at a 30% rate. Under current IRS guidance, withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014 , although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain Capital Gain Dividends is currently scheduled to begin on January 1, 2017. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities or non-U.S. currency for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any cash paid for such Creation Units. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities or non-U.S. currency received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that an Authorized Participant which does not mark-to-market its holdings may not be permitted to currently deduct losses realized upon an exchange of securities or non-U.S. currency for Creation Units cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Certain Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Tax Implications of Investment in the WisdomTree Subsidiaries. Each Alternative Fund intends to invest up to 25% of its assets in its respective WisdomTree Subsidiary, which is intended to provide the Fund with exposure to the commodity and currency markets within the limitations of the federal tax requirement under Subchapter M of the Code. The Japan Interest Rate Strategy Fund intends to invest up to 25% of its assets in the WisdomTree Japan Interest Rate Strategy Subsidiary, which is intended to provide the Fund with exposure to short futures positions of JGBs while enabling the Fund to satisfy asset diversification requirements that apply to regulated investment companies under the Code.

Each WisdomTree Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as each WisdomTree Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each WisdomTree Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”) pursuant to which each WisdomTree Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, each WisdomTree Subsidiary’s securities and commodities trading activities are not expected to constitute a U.S. trade or business. However, if certain of a WisdomTree Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if a WisdomTree Subsidiary’s gains were attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of that WisdomTree Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent, generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. Income subject to such a flat tax includes dividends and certain interest income from U.S. sources. Each of the Managed Futures Strategy Fund, the Global Real Return Fund and the Japan Interest Rate Strategy Fund wholly owns its respective WisdomTree Subsidiary. A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Controlled Foreign Corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Managed Futures Strategy Fund,the Global Real Return Fund and the Japan Interest Rate Strategy Fund are each a U.S. person that will own all of the stock of its respective WisdomTree Subsidiary, each of the Managed Futures Strategy Fund, the Global Real Return Fund and the Japan Interest Rate Strategy Fund will be a “U.S. Shareholder” and each WisdomTree Subsidiary will be a CFC. As a “U.S. Shareholder,” the Managed Futures Strategy Fund,Global Real Return Fund and the Japan Interest Rate Strategy Fund will each be required to include in its gross income for United States federal income tax purposes its WisdomTree Subsidiary’s “subpart F income” (described below), whether or not such income is distributed by the WisdomTree Subsidiary. It is expected that all of each

WisdomTree Subsidiary’s income will be “subpart F income.” It is expected that the Japan Interest Rate Strategy Fund’s WisdomTree Subsidiary will distribute all of its income to the Japan Interest Rate Strategy Fund on at least an annual basis. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Managed Futures Strategy Fund’s, the Global Real Return Fund’s and the Japan Interest Rate Strategy Fund’s recognition of its respective WisdomTree Subsidiary’s “subpart F income” will increase each Fund’s tax basis in its WisdomTree Subsidiary. Distributions by each WisdomTree Subsidiary to its respective Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the WisdomTree Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the WisdomTree Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the WisdomTree Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of thirty (30) days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (the ”NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating a Fund’s NAV, Fund investments generally are valued using market valuations. Short-term debt securities with remaining maturities of sixty (60) days or less generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of the Funds that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by ”significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be ”fair valued.”

When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

DIVIDENDS AND DISTRIBUTIONS

Each Fixed Income Fund (except the Japan Interest Rate Strategy Fund) intends to pay out dividends, if any, on a monthly basis but in any event no less frequently than annually. The Global Real Return Fund intends to pay out dividends, if any, quarterly, but in any event no less frequently than annually. Each Currency Strategy Fund, Japan Interest Rate Strategy Fund and the Managed Futures Strategy Fund intend to pay out dividends, if any, on an annual basis. Nonetheless, a Fund might not make a dividend payment every quarter.

Each Fund distributes its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to Shareholders for the fiscal year or period ended August 31, 2015 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. Financial Statements and Annual Reports of the Western Asset Unconstrained Bond Fund and Barclays U.S. Aggregate Bond Enhanced Yield Fund will be available after the Funds have completed a fiscal year of operations. You may request a copy of the Trust’s Annual Report at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com.

MISCELLANEOUS INFORMATION

Counsel. Morgan Lewis & Bockius LLP, with offices located at 2020 K Street, NW, Washington, DC 20006 serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm to the Trust.

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